     As filed with the Securities and Exchange Commission on April 9, 2003

                                             1933 Act Registration No.: 33-26032
                                             1940 Act Registration No.: 811-4882
--------------------------------------------------------------------------------


                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM N-4

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         [_]

                        POST-EFFECTIVE AMENDMENT NO. 19                     [X]

                                      AND

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     [_]

                               AMENDMENT NO. 23                             [X]

                  LINCOLN NATIONAL VARIABLE ANNUITY ACCOUNT E
                          (Exact Name of Registrant)

                              The American Legacy


                  THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
                              (Name of Depositor)

                           1300 South Clinton Street
                              Post Office Box 1110
                          Fort Wayne, Indiana  46801
             (Address of Depositor's Principal Executive Offices)

       Depositor's Telephone Number, including Area Code:  (260)455-2000

                         Elizabeth A. Frederick, Esq.
                  The Lincoln National Life Insurance Company
                              1300 S. Clinton St.
                              Post Office Box 1110
                          Fort Wayne, Indiana  46801
                   (Name and Address of Agent for Service)

                                   Copy to:

                                W. Thomas Conner
                           Sutherland Asbill & Brennan
                           1275 Pennsylvania Ave. N.W.
                           Washington, D.C. 20004-2404

            Approximate Date of Proposed Public Offering: Continuous

It is proposed that this filing will become effective:

     immediately upon filing pursuant to paragraph (b) of Rule 485
---

 X   on May 1, 2003, pursuant to paragraph (b) of Rule 485
---

     60 days after filing pursuant to paragraph (a)(1) of Rule 485
---

     On _______, 2000 pursuant to paragraph (a)(1) of Rule 485
---

                   Title of securities being registered:
 Interests in a separate account under individual flexible premium deferred variable annuity contracts.

                  Lincoln National Variable Annuity Account E
                             (The American Legacy)
                  Lincoln National Variable Annuity Account H
                             (American Legacy II)


                         Supplement
                      to the Prospectus Dated May 1, 2003



                      Renewal Option: Bonus Credit Rider

This Supplement describes certain changes to the Prospectus for The American Legacy ("Legacy") Variable Annuity Contract offered through Lincoln National Variable Annuity Account E, and to the Prospectus for American Legacy II ("Legacy II") Variable Annuity Contract offered through Lincoln National Variable Annuity Account H. This Supplement discusses a Bonus Credit Rider ("Rider") to your Legacy or Legacy II contracts. This Rider may only be offered to certain classes of contractowners.

If you select the Rider, we will credit an immediate bonus credit equal to 2% of your contract value, on the valuation date on which the Rider election form is approved by Lincoln Life, to your contract. We will allocate the bonus credit to the subaccounts and/or fixed account in the same percentages as your contract value. The bonus credit is not considered a purchase payment.

If you select the Bonus Credit Rider, your entire contract value (excluding the bonus credit) will be subject to new surrender charges on the date the Rider is effective. For purposes of calculating surrender charges, the contract value (excluding the bonus credit) will be treated as a new purchase payment as of the date the Rider is effective. The surrender charges (as further described in your Legacy or Legacy II Prospectus) are as follows:

                                        Number of complete contract years that a
                                        purchase payment has been invested
                                        ----------------------------------
                                        Less than  At least
                                        2 years    2   3   4   5   6   7+
Surrender charge as a percentage
 of the surrendered or withdrawn
 purchase payments                      6%         5   4   3   2   1   0

Any remaining surrender charges existing prior to the effective date of the Rider will be waived. In addition, the waiver of surrender charges in the event of annuitization will only apply to purchase payments received more than twelve months prior to the date of annuitization. The Rider may be elected only once.

The Rider is available if your current surrender charges equal 2% or less of your contract value. This Rider is only available for contracts sold in the nonqualified or IRA markets (excluding SEP and SARSEP markets) and to those contracts in which the contractowner, pre-designated joint owner (as defined in the Prospectus), and annuitant are under age 76.

You may cancel this Rider for any reason within ten days (in some states longer) of the date you first receive the Rider. Depending on the state your contract was written in, you may assume the investment risk on any value in the subaccounts during this period. Upon cancellation, we will waive the new surrender charges and reestablish the prior existing surrender charges, if any, as of the date of receipt of the cancellation. If you cancel the Rider during this ten-day period, you cannot re-elect the Rider at a later time. We will revoke any bonus credits credited to your contract value if you elect to cancel this Rider; however, we will assume the risk of investment loss on the bonus credits. We will also re-credit the mortality and expense risk charges and administrative charges proportionately attributable to the bonus credits.

Please keep this Supplement with your Legacy or Legacy II Prospectus and retain it for future reference.

                  Lincoln National Variable Annuity Account E
                             (The American Legacy)
                  Lincoln National Variable Annuity Account H
                             (American Legacy II)

                         Supplement
                      to the Prospectus Dated May 1, 2003


   Renewal Option: Enhanced Guaranteed Minimum Death Benefit ("EGMDB") Rider

This Supplement describes certain changes to the Prospectus for The American Legacy ("Legacy") Variable Annuity Contract, offered through Lincoln National Variable Annuity Account E and to the Prospectus for American Legacy II ("Legacy II") Variable Annuity Contract, offered through Lincoln National Variable Annuity Account H. This Supplement discusses an EGMDB Rider ("Rider") to your Legacy or Legacy II contract. This Rider may only be offered to certain classes of contractowners.

If you select this Rider, you will receive the EGMDB (as described below) at no additional cost as of the valuation date on which the Rider election form is approved by Lincoln Life. If you are currently paying for the EGMDB, the charge for the EGMDB will be discontinued as of the effective date of this Rider.

The EGMDB is the greatest of the following three amounts:

   a) the contract value as of the date on which the death claim is approved for payment; or

   b) the contract value as of the date this Rider became effective, plus all purchase payments you make after the effective date of this Rider, less all withdrawals, partial annuitizations, or premium tax incurred after the effective date of this Rider; or

   c) the highest contract value on any policy anniversary date following the effective date of this Rider and prior to the 81st birthday of the deceased and prior to the death of the individual for whom a death claim is approved for payment. If the EGMDB was in effect prior to the effective date of this Rider, the highest contract value will be calculated from the effective date of the EGMDB previously provided by the contract. The highest contract value is adjusted for certain transactions. It is increased by purchase payments (other than the contract value as of the date this Rider became effective) and is decreased by partial withdrawals, partial annuitizations, and premium taxes (if any) incurred subsequent to such policy anniversary date on which the highest contract value occurred.

The EGMDB is further described in the Prospectus.

If you select the EGMDB Rider, your contract value will be subject to new surrender charges as of the date the Rider is effective. The surrender charges (as further described in your Legacy or Legacy II Prospectus) are as follows:

                                    Number of complete contract years that a
                                    purchase payment has been invested
                                    ----------------------------------
                                    Less than  At least
                                    2 years    2   3   4   5   6   7+
Surrender charge as a percentage
 of the surrendered or withdrawn
 purchase payments                  6%         5   4   3   2   1   0

For purposes of calculating surrender charges, your contract value will be treated as a new purchase payment as of the date the Rider is effective. Any remaining surrender charges existing prior to the time of the effective date of the Rider will be waived. The Rider may be elected only once.

This Rider is available if your current surrender charges equal 2% or less of your contract value. This Rider is only available for contracts sold in the nonqualified or IRA markets (excluding SEP and SARSEP markets) and to those contracts in which the contractowner, pre-designated joint owner (as defined in the Prospectus), and annuitant are under age 76.

You may cancel this Rider for any reason within ten days (in some states longer) of the date you first receive the Rider. Depending on the state your contract was written in, you may assume the investment risk on any value in the subaccounts during this period. Upon cancellation, we will re-establish the prior existing surrender charges, if any, as of the date of receipt of the cancellation. If you cancel the Rider during this ten-day period, you cannot re-elect the Rider at a later time.

Please keep the Supplement with your Legacy or Legacy II Prospectus and retain it for future reference.

                  Lincoln National Variable Annuity Account E
                             (The American Legacy)


                             Supplement
                      to the Prospectus Dated May 1, 2003



               Renewal Option: Estate Enhancement Benefit Rider

This Supplement describes certain changes to the Prospectus for The American Legacy ("Legacy") Variable Annuity Contracts offered through Lincoln National Variable Annuity Account E. This Supplement discusses an Estate Enhancement Benefit Rider ("Rider") to your Legacy contract. This Rider may only be offered to certain classes of contractowners.

If you select this Rider, you will receive the Estate Enhancement Benefit (as described below) as the death benefit under the contract, effective on the valuation date on which the Rider election form is approved by Lincoln Life. The annual mortality and expense risk charge for contracts with this Rider is 1.60%. The recipient of the death benefit and the manner of payment are described in your Legacy Prospectus.

If you select the Rider, your contract value on the date the Rider is effective (the "renewal amount") will be subject to new surrender charges. For purposes of calculating surrender charges, the renewal amount will be treated as a new purchase payment as of the date the Rider is effective. The surrender charges (as further described in your Legacy Prospectus) apply to purchase payments as follows:

                                       Number of complete contract years that a
                                       purchase payment has been invested
                                       ----------------------------------
                                       Less than  At least
                                       2 years    2   3   4   5   6   7+
Surrender charge as a percentage
 of the surrendered or withdrawn
 purchase payments                     6%         5   4   3   2   1   0

Any remaining surrender charges existing prior to the effective date of the Rider will be waived. The Rider may be elected only once.

The amount of death benefit payable under the Rider equals the greatest of the following four amounts:

1) The contract value on the valuation date the death benefit is approved by Lincoln Life for payment.

2) The renewal amount plus the sum of all purchase payments you make after the effective date of this Rider and minus all withdrawals, partial annuitizations and premium tax (if any) made, effected or incurred after the effective date of this Rider.

3) The highest contract value on any contract anniversary date following the effective date of this Rider and prior to the 81st birthday of the deceased owner, pre-designated joint owner (if applicable) or annuitant and prior to the death of the owner, pre-designated joint owner (if applicable) or annuitant for whom a death claim is approved by Lincoln Life for payment. If the Enhanced Guaranteed Minimum Death Benefit was in effect prior to the effective date of this Rider, then the highest contract value will be based on values calculated following the effective date of the Enhanced Guaranteed Minimum Death Benefit previously provided by the contract. The highest contract value is adjusted for certain transactions. It is increased by purchase payments (other than the renewal amount) made on or after that contract date anniversary on which the highest contract value is obtained. It is decreased by partial withdrawals, partial annuitizations, and premium taxes, if any, incurred on or after such contract anniversary date on which the highest contract value is obtained.

4) The contract value on the valuation date the death benefit is approved by Lincoln Life for payment, plus an amount equal to the result of the enhancement rate times the lesser of: (1) the contract earnings; or (2) the covered earnings limit.

                                 Age of oldest Owner/pre-designated Joint Owner/ Annuitant on date when this Rider is effective
                                 -----------------------------------------------

                                                           Ages 0-69  Ages 70-75
Enhancement rate equals:                                     40.0%         25.0%

Contract earnings equals:

1) the contract value as of the date of death of the individual for whom a death claim is approved by Lincoln Life for payment; minus

2)  the renewal amount; minus

3) each purchase payment you make on or after the effective date of this Rider, and prior to the date of death of the individual for whom a death claim is approved by Lincoln Life for payment; plus

4) the amount by which each withdrawal made on or after the effective date of this Rider and prior to the date of death of the individual for whom a death claim is approved by Lincoln Life for payment, exceeded the contract earnings immediately prior to the withdrawal.

The covered earnings limit equals 200% of:

1)  the renewal amount; plus

2) each purchase payment you make on or after the effective date of this Rider and prior to the date of death of the individual for whom a death claim is approved by Lincoln Life for payment, and prior to the contract anniversary immediately preceding the 76th birthday of the oldest of the owner, pre-designated joint owner (if applicable) or annuitant; minus

3) the amount by which each withdrawal made on or after the effective date of this Rider and prior to the date of death of the individual for whom a death claim is approved by Lincoln Life for payment, exceeded the contract earnings immediately prior to the withdrawal.

If the surviving spouse of the deceased is the recipient of the death benefit under this contract, the spouse may elect to continue the contract as the contractowner, and have an amount equal to the excess, if any, of the death benefit over the contract value credited to the contract. The Rider will continue in effect, but under the terms specified in the contract rider. Option number 4 under the amount of death benefit payable is not applicable if the surviving spouse or annuitant is over age 75 at the time the original death benefit was approved for payment. If this occurs, the annual mortality and expense risk charge on this contract will be reduced to 1.40.

The Estate Enhancement Benefit will not be paid if the contractowner, pre-designated joint owner or annuitant is changed, unless the change is the result of a surviving spouse continuing the contract. The Rider will also terminate upon the commencement of annuity payments.

The Rider is available if your current surrender charges equal 2% or less of your contract value. This Rider is only available for contracts sold in the nonqualified or IRA markets (excluding SEP and SARSEP markets) and to those contracts in which the contractowner, pre-designated joint owner and annuitant are under age 76.

You may cancel this Rider for any reason within ten days (in some states longer) of the date you first receive the Rider. Depending on the state your contract was written in, you may assume the investment risk on any value in the subaccounts during this period.

Upon cancellation, we will waive the new surrender charges, and reinstate the prior existing surrender charges, if any, as of the date of receipt of the cancellation. If you cancel the Rider during this ten-day period, you cannot re-elect the Rider at a later time.

Please keep this Supplement with your Legacy Prospectus and retain it for future reference.

American Legacy
Lincoln National Variable Annuity Account E
Individual Variable Annuity Contracts

Home Office:
Lincoln National Life Insurance Company
1300 South Clinton Street
Fort Wayne, IN 46802
www.LincolnRetirement.com


This Prospectus describes the individual flexible premium deferred variable annuity contract that is issued by Lincoln National Life Insurance Company (Lincoln Life). It is for use with nonqualified and qualified retirement plans. Generally, you do not pay federal income tax on the contract's growth until it is paid out. Qualified 403(b) business will only be accepted for purchase payments that are either lump sum transfers or rollovers. The contract is designed to accumulate contract value and to provide retirement income that you cannot outlive or for an agreed upon time. These benefits may be a variable or fixed amount or a combination of both. If you die before the annuity commencement date, we will pay your beneficiary a death benefit.

The minimum initial purchase payment for the contract is:

1.$1,500 for a nonqualified plan and a 403(b) transfer/rollover or

2.$300 for a qualified plan.

Additional purchase payments may be made to the contract and must be at least $25 per payment and at least $300 annually.


You choose whether your contract value accumulates on a variable or a fixed (guaranteed) basis or both. If you put your purchase payments into the fixed account, we guarantee your principal and a minimum interest rate. We limit withdrawals and transfers from the fixed side of the contract.


All purchase payments for benefits on a variable basis will be placed in Lincoln National Variable Annuity Account E (variable annuity account [VAA]). The VAA is a segregated investment account of Lincoln Life. If you put all or some of your purchase payments into one or more of the contract's variable options you take all the investment risk on the contract value and the retirement income. If the subaccounts you select make money, your contract value goes up; if they lose money, it goes down. How much it goes up or down depends on the performance of the subaccounts you select. We do not guarantee how any of the variable options or their funds will perform. Also, neither the U.S. Government nor any federal agency insures or guarantees your investment in the contract.

The available funds, listed below, are each part of American Funds Insurance Series (Series), Class I Shares:

  Global Discovery
  Global Growth
  Global Small Capitalization
  Growth
  International
  New World
  Blue Chip Income and Growth
  Growth-Income
  Asset Allocation
  Bond
  High-Income Bond (formerly High-Yield Bond)
  U.S. Government/AAA-Rated Securities
  Cash Management


This Prospectus gives you information about the contracts that you should know before you decide to buy a contract and make purchase payments. You should also review the prospectus for the funds that accompanies this Prospectus, and keep both prospectuses for reference.


Neither the SEC nor any state securities commission has approved this contract or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

You can obtain a current Statement of Additional Information (SAI), dated the same date as this prospectus, about the contracts which has more information. Its terms are made part of this Prospectus. If you have any questions or for a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2348, Fort Wayne, Indiana 46801, or call 1-800-942-5500. The SAI and other information about Lincoln Life and Account E are also available on the SEC's web site (http://www.sec.gov). There is a table of contents for the SAI on the last page of this Prospectus.


May 1, 2003

Table of Contents


                Item                                        Page
                ------------------------------------------------
                Special terms                                 2
                ------------------------------------------------
                Expense tables                                3
                ------------------------------------------------
                Summary                                       6
                ------------------------------------------------
                Investment results                            7
                ------------------------------------------------
                Financial statements                          7
                ------------------------------------------------
                Lincoln National Life Insurance Co.           7
                ------------------------------------------------
                Fixed side of the contract                    7
                ------------------------------------------------
                Variable annuity account (VAA)                7
                ------------------------------------------------
                Investments of the variable annuity account   8
                ------------------------------------------------
                Charges and other deductions                 10
                ------------------------------------------------
                The contracts                                12
                ------------------------------------------------
                Annuity payouts                              20
                ------------------------------------------------
                Federal tax matters                          23
                ------------------------------------------------



                  Item                                   Page
                  -------------------------------------------
                  Voting rights                           27
                  -------------------------------------------
                  Distribution of the contracts           27
                  -------------------------------------------
                  Return privilege                        28
                  -------------------------------------------
                  State regulation                        28
                  -------------------------------------------
                  Restrictions under the Texas Optional
                  Retirement Program                      28
                  -------------------------------------------
                  Records and reports                     28
                  -------------------------------------------
                  Other information                       28
                  -------------------------------------------
                  Legal proceedings                       29
                  -------------------------------------------
                  Statement of additional information
                  Table of contents for Variable Annuity
                  Account E American Legacy               29
                  -------------------------------------------
                  Appendix A--Condensed Financial
                  Information                            A-1
                  -------------------------------------------

Special terms


In this Prospectus the following terms have the indicated meanings:


Account or variable annuity account (VAA)--The segregated investment account, Account E, into which Lincoln Life sets aside and invests the assets for the variable side of the contract offered in this Prospectus.

Accumulation unit--A measure used to calculate contract value for the variable side of the contract before the annuity commencement date.

Annuitant--The person on whose life the annuity payouts are based and upon whose death a death benefit may be paid.

Annuity commencement date--The valuation date when funds are withdrawn or converted into annuity units or fixed dollar payout for payment of retirement income benefits under the annuity payout option you select.

Annuity payout--An amount paid at regular intervals after the annuity commencement date under one of several options available to the annuitant and/or any other payee. This amount may be paid on a variable or fixed basis, or a combination of both.

Annuity unit--A measure used to calculate the amount of annuity payouts for the variable side of the contract after the annuity commencement date.

Beneficiary--The person you choose to receive the death benefit that is paid if you die before the annuity commencement date.

Contractowner (you, your, owner)--The person who has the ability to exercise the rights within the contract (decides on investment allocations, transfers, payout option, designates the beneficiary, etc.). Usually, but not always, the owner is the annuitant.

Contract value--At a given time before the annuity commencement date, the total value of all accumulation units for a contract plus the value of the fixed side of the contract.

Contract year--Each one-year period starting with the effective date of the contract and starting with each contract anniversary after that.

Death benefit--The amount payable to your designated beneficiary if the annuitant dies before the annuity commencement date. An Enhanced Guaranteed Minimum Death Benefit may also be available.

Free Amount--The amount that may be withdrawn each contract year without incurring a surrender charge.


i4LIFE/SM/ Advantage--An income program which combines periodic variable lifetime income payments with the ability to make withdrawals during a defined period, earlier version called Income4Life(R) Solution.


Lincoln Life (we, us, our)--The Lincoln National Life Insurance Company.

Purchase payments--Amounts paid into the contract.

Series--American Funds Insurance Series (series), the funds to which you direct purchase payments.

Subaccount or American Legacy subaccount--The portion of the VAA that reflects investments in accumulation and annuity units of a class of a particular fund available under the contracts. There is a separate subaccount which corresponds to each class of a fund.

Valuation date--Each day the New York Stock Exchange (NYSE) is open for trading.

Valuation period--The period starting at the close of trading (normally 4:00 p.m. New York time) on each day that the NYSE is open for trading (valuation date) and ending at the close of such trading on the next valuation date.

Expense tables




The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract.



The first table describes the fees and expenses that you will pay at the time that you buy the contract, surrender the contract, or transfer contract value between investment options and/or the fixed account. State premium taxes may also be deducted.



Contractowner Transaction Expenses:



   The maximum surrender charge (contingent deferred sales charge) (as a percentage of purchase payments surrendered/withdrawn): 6.0%*



   *The surrender charge percentage is reduced over time. The later the redemption occurs, the lower the surrender charge with respect to that surrender or withdrawal. We may waive this charge in certain situations. See Charges and other deductions--Surrender charge.





The next table describes the fees and expenses that you will pay periodically during the time that you own the contract, not including fund fees and expenses.



Annual Account Fee:  $35



--------------------------------------------------------------------------------

Separate Account Annual Expenses for American Legacy subaccounts:


(as a percentage of average daily net assets in the subaccounts):




                                        With Enhanced         Guarantee
                                        Guaranteed Minimum    Minimum
                                        Death Benefit (EGMDB) Death Benefit
                                        --------------------- -------------
Mortality and expense risk charge               1.25%             1.25%
Enhanced Death Benefit charge                   0.15%               N/A
                                                -----             -----
Total annual charge for each subaccount         1.40%             1.25%



The next item shows the minimum and maximum total annual operating expenses charged by the funds that you may pay periodically during the time that you own the contract. The expenses are for the year ended December 31, 2002. More detail concerning each fund's fees and expenses is contained in the prospectus for each fund.



Total Annual Fund Operating Expenses                                              Minimum Maximum
(expenses that are deducted from fund assets, including management fees and other
  expenses)                                                                        0.35%   0.91%

The following table shows the expenses charged by each fund for the year ended December 31, 2002:


(as a percentage of each fund's average net assets):



                                            Mgmt     Other        Total
                                            Fees +   Expenses =   Expenses
      --------------------------------------------------------------------
      Global Discovery                      .58%       .03%         .61%
      --------------------------------------------------------------------
      Global Growth                         .67        .04          .71
      --------------------------------------------------------------------
      Global Small Capitalization           .80        .04          .84
      --------------------------------------------------------------------
      Growth                                .38        .02          .40
      --------------------------------------------------------------------
      International                         .57        .06          .63
      --------------------------------------------------------------------
      New World                             .85        .06          .91
      --------------------------------------------------------------------
      Blue Chip Income and Growth           .50        .02          .52
      --------------------------------------------------------------------
      Growth-Income                         .33        .02          .35
      --------------------------------------------------------------------
      Asset Allocation                      .43        .02          .45
      --------------------------------------------------------------------
      Bond                                  .47        .02          .49
      --------------------------------------------------------------------
      High-Income Bond                      .50        .02          .52
      --------------------------------------------------------------------
      U.S. Government Guaranteed Securities .45        .02          .47
      --------------------------------------------------------------------
      Cash Management                       .44        .02          .46
      --------------------------------------------------------------------

EXAMPLES



This Example is intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contractowner transaction expenses, contract fees, separate account annual expenses, and fund fees and expenses.



The Example assumes that you invest $10,000 in the contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year, the maximum fees and expenses of any of the funds and that the EGMDB is in effect. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



1) If you surrender your contract at the end of the applicable time period:



                         1 year 3 years 5 years 10 years
                         -------------------------------
                          $840  $1,239  $1,565   $2,706



2) If you annuitize or do not surrender your contract at the end of the applicable time period:



                         1 year 3 years 5 years 10 years
                         -------------------------------
                          $240   $739   $1,265   $2,706





For more information, see Charges and other deductions in this Prospectus, and Management and Organization in the Prospectus for the series. Premium taxes may also apply, although they do not appear in the examples. Different fees and expenses not reflected in the examples may be imposed during a period in which regular income or annuity payouts are made. See The contracts--i4LIFE/SM/ Advantage for IRA contracts and Annuity payouts--including i4LIFE/SM/ Advantage (non-qualified annuity contracts only), including the Guaranteed Income Benefit Rider. These examples should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.

Summary

What kind of contract am I buying? It is an individual annuity contract between you and Lincoln Life. It may provide for a fixed annuity and/or a variable annuity. This Prospectus describes the variable side of the contract. See The contracts. This contract and certain riders, service features and enhancements may not be available in all states, and the charges may vary in certain states. Please check with your investment representative regarding their availability.

What is the variable annuity account (VAA)? It is a separate account we established under Indiana insurance law, and registered with the SEC as a unit investment trust. VAA assets are allocated to one or more subaccounts, according to your investment choices. VAA assets are not chargeable with liabilities arising out of any other business which Lincoln Life may conduct. See Variable annuity account.

What are my investment choices? Based upon your instruction, the VAA applies your purchase payments to buy series shares in one or more of the investment funds of the series: Global Discovery, Global Growth, Global Small Capitalization, Growth, International, New World, Growth-Income, Blue Chip Income and Growth, Asset Allocation, Bond, High-Income Bond, U.S. Government/AAA-Rated Securities and Cash Management. In turn, each fund holds a portfolio of securities consistent with its investment policy. See Investments of the variable annuity account and Description of the series.

Who invests my money? The investment adviser for the series is Capital Research and Management Company (CRMC), Los Angeles, California. CRMC is registered as an investment adviser with the SEC. See Investments of the variable annuity account and Investment adviser.

How does the contract work? If we approve your application, we will send you a contract. When you make purchase payments during the accumulation phase, you buy accumulation units. If you decide to receive annuity payouts, your accumulation units are converted to annuity units. Your annuity payouts will be based on the number of annuity units you received and the value of each annuity unit on payout days. See The contracts.

What charges do I pay under the contract? At the end of each contract year and at the time of surrender, we will deduct $35 from your contract value as an administrative charge. If you withdraw contract value, you pay a surrender charge from 0% to 6%, depending upon how many contract years those payments have been in the contract. We may waive surrender charges in certain situations. See Surrender charges.

We will deduct any applicable premium tax from purchase payments or contract value at the time the tax is incurred or at another time we choose.

We apply a charge to the daily net asset value of the VAA. This charge consists of a mortality and expense risk charge equal to an annual rate of 1.25%. If the EGMDB is in effect, the mortality and expense risk charge is 1.25% and 0.15% for the enhanced death benefit, for an annual charge totaling 1.40%. See Charges and other deductions.

The series pays a management fee to CRMC based on the average daily net asset value of each fund. See Investments of the variable annuity account--Investment adviser.


Charges may also be imposed during the regular income or annuity payout period, including if you elect i4LIFE/SM/ Advantage. See The contracts and Annuity payouts.


For information about the compensation we pay for sales of the contracts, see The contracts--Commissions.

What purchase payments do I make, and how often? Subject to the minimum and maximum payment amounts, your payments are completely flexible. See The contracts--Purchase payments.

How will my annuity payouts be calculated? If you decide to annuitize, you may select an annuity option and start receiving annuity payouts from your contract as a fixed option or variable option or a combination of both. See Annuity Options. Remember that participants in the VAA benefit from any gain, and take a risk of any loss, in the value of the securities in the funds' portfolios.


What is i4LIFE/SM/ Advantage? i4LIFE/SM/ Advantage is an income program that provides periodic variable lifetime income payments, a death benefit, and the ability to make purchase payments (IRA contracts only) and withdrawals during a defined period of time. We assess a charge, imposed only during the i4LIFE/SM/ Advantage payout phase, based on the i4LIFE/SM/ Advantage death benefit you choose.



What happens if I die before I annuitize? Your beneficiary will receive the death benefit proceeds based upon the death benefit option you elect. Your beneficiary has options as to how the death benefit is paid or you may choose an option for your beneficiary. See The Contracts--Death benefit before the annuity commencement date. See i4LIFE/SM/ Advantage (IRA).



May I transfer contract value between variable options and between the Variable and fixed sides of the contract? Yes, with certain limits (for example, transfers made before the annuity commencement date are generally restricted to no more than six (6) per contract year). See The contracts--Transfers on or before the annuity commencement date and Transfers after the annuity commencement date.




May I surrender the contract or make a withdrawal? Yes, subject to contract requirements and to the restrictions of any qualified retirement plan for which the contract was purchased. See Surrenders and withdrawals. If you surrender the contract or make a withdrawal, certain charges may apply. See Charges and other deductions. A portion of surrender/withdrawal proceeds may be taxable. In addition, if you decide to take a distribution before age 59 1/2, a 10% Internal Revenue Service (IRS) tax penalty may apply. A surrender or a withdrawal also may be subject to 20% withholding. See Federal tax matters.

Do I get a free look at this contract? Yes. You can cancel the contract within 20 days (in some states longer) of the date you first receive the contract. You need to return the contract, postage prepaid, to our home office. In most states you assume the risk of any market drop on purchase payments you allocate to the variable side of the contract. See Return privilege.


Where may I find more information about accumulation unit values? The appendix to this prospectus provides more information about accumulation unit values.


Investment results

At times, the VAA may compare its investment results to various unmanaged indices or other variable annuities in reports to shareholders, sales literature and advertisements. The results will be calculated on a total return basis for various periods. Total returns include the reinvestment of all distributions, which are reflected in changes in unit value. Non-standard results will be calculated without sales charges. These results may be higher.

During extended periods of low interest rates, the yields of any subaccount investing in a money market fund may also become extremely low and possibly negative.

The annual performance of the subaccounts is based on past performance and does not indicate or represent future performance. See the SAI for further information.

Financial Statements


The financial statements of the VAA and of Lincoln Life are located in the SAI. If you would like a free copy, complete and mail the enclosed card, or call

1-800-942-5500.

Lincoln National Life
Insurance Co.


The Lincoln National Life Insurance Company (Lincoln Life), organized in 1905, is an Indiana-domiciled insurance corporation, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana.


Fixed side of the contract




Purchase payments allocated to the fixed side of the contract become part of Lincoln Life's general account, and do not participate in the investment experience of the VAA. The general account is subject to regulation and supervision by the Indiana Insurance Department as well as the insurance laws and regulations of the jurisdictions in which the contracts are distributed.



In reliance on certain exemptions, exclusions and rules, Lincoln Life has not registered interests in the general account as a security under the Securities Act of 1933 and has not registered the general account as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests in it are regulated under the 1933 Act or the 1940 Act. Lincoln Life has been advised that the staff of the SEC has not made a review of the disclosures which are included in this Prospectus which relate to our general account and to the fixed account under the contract. These disclosures, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. This Prospectus is generally intended to serve as a disclosure document only for aspects of the contract involving the VAA, and therefore contains only selected information regarding the fixed side of the contract. Complete details regarding the fixed side of the contract are in the contract.



Purchase payments and contract value allocated to the fixed side of the contract are guaranteed to be credited with a minimum interest rate, specified in the contract, of 4.5% in the first five contract years, 4.0% in contract years six through ten, and 3.5% in all contract years after ten. A purchase payment allocated to the fixed side of the contract is credited with interest beginning on the next calendar day following the date of receipt if all data is complete. Lincoln Life may vary the way in which it credits interest to the fixed side of the contract from time to time.





ANY INTEREST IN EXCESS OF THE GUARANTEED MINIMUM WILL BE DECLARED IN ADVANCE AT LINCOLN LIFE'S SOLE DISCRETION. CONTRACTOWNERS BEAR THE RISK THAT NO INTEREST IN EXCESS OF THE GUARANTEED MINIMUM RATE WILL BE DECLARED.






Variable annuity account
(VAA)

On September 26, 1986, the VAA was established as an insurance company separate account under Indiana law. It is registered with the SEC as a unit investment trust under the provisions of the Investment Company Act of 1940 (1940 Act). The SEC does not supervise the VAA or Lincoln Life. The VAA is a segregated investment account, meaning that its assets may not be charged with liabilities resulting from any other business that we may conduct. Income, gains and losses, whether realized or not, from assets allocated to the VAA are, in accordance with the applicable annuity contracts, credited to or charged against the VAA. They are credited or charged without regard to any other income, gains or losses of Lincoln Life. Lincoln Life is the issuer of the contracts, and the obligations set forth in the contracts, other than those of the contractowner, are Lincoln Life's. The VAA satisfies the definition of a separate account under the federal securities laws. We do not guarantee the investment performance of the VAA. Any investment gain or loss depends on the investment performance of the funds. You assume the full investment risk for all amounts placed in the VAA.

Investments of the variable annuity account

You decide the subaccount(s) to which you allocate purchase payments. There is a separate subaccount which corresponds to each class of each fund in the series. You may change your allocation without penalty or charges. Shares of the funds will be sold at net asset value with no initial sales charge to the VAA in order to fund the contracts. The series is required to redeem fund shares at net asset value upon our request. We reserve the right to add, delete or substitute funds.

Investment adviser
The investment adviser for the series is Capital Research and Management Company (CRMC), 333 South Hope Street, Los Angeles, California 90071. CRMC is one of the nation's largest and oldest investment management organizations. As compensation for its services to the series, the investment adviser receives a fee from the series which is accrued daily and paid monthly. This fee is based on the net assets of each fund, as defined under Purchases and redemptions of shares, in the Prospectus for the series.

Description of the series
The series was organized as a Massachusetts business trust in 1983 and is registered as a diversified, open-end management investment company under the 1940 Act. Diversified means not owning too great a percentage of the securities of any one company. An open-end company is one which, in this case, permits Lincoln Life to sell its shares back to the series when you make a withdrawal, surrender the contract or transfer from one fund to another. Management investment company is the legal term for a mutual fund. These definitions are very general. The precise legal definitions for these terms are contained in the 1940 Act.

The series has thirteen separate portfolios of funds. The series has adopted a plan pursuant to Rule 18f-3 under the 1940 Act to permit the series to establish a multiple class distribution system for all of its portfolios. The series' Board of Trustees may at any time establish additional funds or classes, which may or may not be available to the VAA. Fund assets are segregated and a shareholder's interest is limited to those funds in which the shareholder owns shares.

Under the multi-class system adopted by the series, shares of each multi-class fund represent an equal pro rata interest in that fund and, generally, have identical voting, dividend, liquidation and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (1) each class has a different designation; (2) each class of shares bears its class expenses; (3) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution arrangement; and (4) each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class. Expenses currently designated as class expenses by the series' Board of Trustees under the plan pursuant to Rule 18f-3 include, for example, service fees paid under a 12b-1 plan to cover servicing fees paid to dealers selling the contracts.

Each fund has two classes of shares, designated as Class 1 and Class 2 shares. Class 1 and 2 differ primarily in that Class 2 but not Class 1 shares are subject to a 12b-1 plan. Only Class 1 shares are available under the contracts.

Certain funds offered as part of this contract have similar investment objectives and policies to other portfolios managed by the adviser. The investment results of the funds, however, may be higher or lower than the other portfolios that are managed by the adviser. There can be no assurance, and no representation is made, that the investment results of any of the funds will be comparable to the investment results of any other portfolio managed by the adviser.


Following are brief summaries of the investment objectives and policies of the funds. Each fund may be subject to certain investment policies and restrictions which may not be changed without a majority vote of shareholders of that fund. More detailed information may be obtained from the current Prospectus for the series, which accompanies this booklet. You should read the series prospectus carefully before investing. Please be advised that there is no assurance that any of the funds will achieve their stated objectives.



 1.Global Discovery Fund--The fund seeks to make your investment grow over time by investing primarily in stocks of companies in the services and information area of the global economy. The Fund is designed for investors seeking greater capital appreciation through investments in stocks of issuers based around the world. Providing you with currentincome is a secondary consideration. Investors in the fund should have a long-term
   perspective and be able to tolerate potentially wide price fluctuations.


 2.Global Growth Fund--The fund seeks to make your investment grow over time by investing primarily in common stocks of companies located around the world. The fund is designed for investors seeking capital appreciation through stocks. Investors in the fund should have a long-term perspective and be able to tolerate potentially wide price fluctuations.

 3.Global Small Capitalization Fund--The fund seeks to make your investment grow over time by investing primarily in stocks of smaller companies located around the world that typically have market capitalizations of $50 million to $1.5 billion. The fund is designed for investors seeking capital appreciation through stocks. Investors in the fund should have a long-term perspective and be able to tolerate potentially wide price fluctuations.

 4.Growth Fund--The fund seeks to make your investment grow over time by investing primarily in common stocks of companies that appear to offer superior opportunities for growth of capital. The fund is designed for investors seeking capital appreciation through stocks. Investors in the fund should have a long-term perspective and be able to tolerate potentially wide price fluctuations.

 5.International Fund--The fund seeks to make your investment grow over time by investing primarily in common stocks of companies located outside the United States. The fund is designed for investors seeking capital appreciation through stocks. Investors in the fund should have a long-term perspective and be able to tolerate potentially wide price fluctuations.

 6.New World Fund--The fund seeks to make your investment grow over time by investing primarily in stocks of companies with significant exposure to countries with developing economies and/or markets. The fund may also invest in debt securities of issuers, including issuers of lower rated bonds and government securities, in these countries. Investors in the fund should have a long-term perspective and be able to tolerate potentially wide price fluctuations.

 7.Blue Chip Income and Growth Fund--The fund seeks to produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing. The fund invests primarily in common stocks of larger, more established companies based in the U.S.

 8.Growth-Income Fund--The fund seeks to make your investment grow and provide you with income over time by investing primarily in common stocks or other securities which demonstrate the potential for appreciation and/or dividends. The fund is designed for investors seeking both capital appreciation and income.

 9.Asset Allocation Fund--The fund seeks to provide you with high total return
   (including income and capital gains) consistent with preservation of capital over the long-term by investing in a diversified portfolio of common stocks and other equity securities; bonds and other intermediate and long-term debt securities, and money market instruments (debt securities maturing in one year or less).

10.Bond Fund--The fund seeks to maximize your level of current income and preserve your capital by investing primarily in bonds. The fund is designed for investors seeking income and more price stability than stocks, and capital preservation over the long-term.

11.High-Income Bond Fund (formerly High-Yield Bond)--The fund seeks to provide you with a high level of current income and secondarily capital appreciation by investing primarily in lower quality debt securities (rated Ba or BB or below by Moody's Investors Services, Inc. or Standard & Poor's Corporation), including those of non-U.S. issuers. The fund may also invest in equity securities, and securities that have both equity and debt characteristics, that provide an opportunity for capital appreciation.


12.U.S. Government/AAA-Rated Securities Fund--The fund seeks to provide you with a high level of current income, as well as preserve your investment. The fund invests primarily in securities that are guaranteed by the "full faith and credit" pledge of the U.S. government or securities that are rated AAA or Aaa by Moody's Investor's Services, Inc. or Standard & Poor's Corporation or unrated but determined to be of equivalent quality.



13.Cash Management Fund--The fund seeks to provide you an opportunity to earn income on your cash reserves while preserving the value of your investment and maintaining liquidity by investing in a diversified selection of high quality money market instruments. The Fund is not managed to maintain a stable net asset value of $1 per share.


Fund shares
We will purchase shares of the funds at net asset value and direct them to the appropriate subaccounts of the VAA. We will redeem sufficient shares of the appropriate funds to pay annuity payouts, death benefits, surrender/withdrawal proceeds or for other purposes described in the contract. If you want to transfer all or part of your investment from one subaccount to another, we may redeem shares held in the first and purchase shares of the other. Redeemed shares are retired, but they may be reissued later.

Shares of the funds are not sold directly to the general public. They are sold to Lincoln Life, and may be sold to other insurance companies, for investment of the assets of the subaccounts established by those insurance companies to fund variable annuity and variable life insurance contracts.

When the series sells shares in any of its funds both to variable annuity and to variable life insurance separate accounts, it is said to engage in mixed funding. When the series sells shares in any of its funds to separate accounts of unaffiliated life insurance companies, it is said to engage in shared funding.

The series currently engages in mixed and shared funding. Therefore, due to differences in redemption rates or tax treatment, or other considerations, the interests of various contractowners participating in a fund could conflict. The series' Board of Trustees will monitor for the existence of any material conflicts, and determine what action, if any, should be taken. See the Prospectus for the series.

Reinvestment of dividends and capital gain distributions
All dividend and capital gain distributions of the funds are automatically reinvested in shares of the distributing funds at their net asset value on the date of distribution. Dividends are not paid out to contractowners as additional units, but are reflected in changes in unit values.

Addition, deletion or substitution of investments
We reserve the right, within the law, to add, delete and substitute series and/or funds within the VAA. We may also add, delete, or substitute series or funds only for certain classes of contractowners or participants. New or substitute funds may have different fees and expenses, and may only be offered to certain classes of contractowners and participants.

Substitutions may be made with respect to existing investments or the investments of future contributions, or both. We may close subaccounts to allocations of purchase payments or contract value, or both, at any time in our sole discretion. The funds, which sell their shares to the subaccounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the subaccounts.

Substitutions might also occur if shares of a fund should no longer be available, or if investment in any fund's shares should become inappropriate, in the judgment of our management, for the purposes of the contract, or for any other reason in our sole discretion. We will not substitute shares of one fund for another without any necessary approval by the SEC. We will also provide you advance written notice.

Charges and other deductions


We will deduct the charges described below to cover our costs and expenses, services provided and risks assumed under the contract. We incur certain costs and expenses for the distribution and administration of the contracts and for providing the benefits payable thereunder. Our administrative services include: processing applications for and issuing the contracts, processing purchases and redemptions of fund shares as required (including dollar cost averaging, cross-reinvestment, portfolio rebalancing and automatic withdrawal services--See Additional services and the SAI for more information about these programs), maintaining records, administering annuity payouts, furnishing accounting and valuation services (including the calculation and monitoring of daily subaccount values), reconciling and depositing cash receipts, providing contract confirmations, providing toll-free inquiry services and furnishing telephone and electronic fund transfer services. The benefits we provide include death benefits, annuity payout benefits and cash surrender value benefits. The risks we assume include: the risk that annuitants receiving annuity payouts under contracts live longer than we assumed when we calculated our guaranteed rates (these rates are incorporated in the contract and cannot be changed); the risk that death benefits paid will exceed actual contract value; the risk that more owners than expected will qualify for waivers of the surrender charge; and the risk that our costs in providing the services will exceed our revenues from contract charges (which we cannot change). The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the description of the charge or associated with a particular contract. For example, the surrender charge collected may not fully cover all of the sales and distribution expenses actually incurred by us. Any remaining expenses will be paid from our general account which may consist, among other things, of proceeds derived from mortality and expense risk charges deducted from the account. We may profit from one or more of the fees and charges deducted under the contract. We may use these profits for any corporate purpose, including financing the distribution of the contracts.


Deductions from the VAA
We deduct from the VAA an amount, computed daily, which is equal to an annual rate of 1.25% of the daily net asset value as a mortality and expense risk charge. For those contracts which include the EGMDB, the aggregate charge against the VAA is 1.40% consisting of a 1.25% mortality and expense risk charge and a 0.15% risk charge for the EGMDB.

Administrative charge
We will deduct an administrative charge of $35 per contract year. This charge will be deducted from the con-tract value on the last valuation date of each contract year. This charge will also be deducted from the contract value upon surrender.

Surrender charge
A surrender charge applies (except as described below) to surrenders and withdrawals of purchase payments that have been invested for the periods indicated as follows:

                                     Number of complete
                                     contract years that a
                                     purchase payment
                                     has been invested
               --------------------------------------------------
                                     Less
                                     than At least
                                     2    2   3   4   5   6   7+
               Surrender charge as a
                 percentage of the
                 surrendered or
                 withdrawn purchase
                 payments            6%   5   4   3   2   1   0

A surrender charge does not apply to:

 1.A surrender or withdrawal of purchase payments that have been invested at least seven full contract years.

 2.The first withdrawal of contract value during a contract year to the extent the withdrawal does not exceed 10% of the purchase payments (this 10% withdrawal exception does not apply to a surrender of a contract);

 3.Automatic withdrawals, not in excess of 10% of the purchase payments during a contract year, made by non-trustee contractowners who are at least 59 1/2;

 4.A surrender of a contract or withdrawal of contract value as a result of the annuitant's permanent and total disability [as defined in Section 22(e)(3) of the tax code], after the effective date of the contract and before the annuitant's 65th birthday.

 5.When the surviving spouse assumes ownership of the contract as a result of the death of the original owner;

 6.A surrender of a contract or withdrawal of contract value of a contract issued to employees and registered representatives of any member of the selling group and their spouses and minor children, or to officers, directors, trustees or bona-fide full-time employees of LNC or The Capital Group, Inc. or their affiliated or managed companies (based upon the contractowner's status at the time the contract was purchased); and

 7.A surrender of the contract as a result of the death of the contractowner, sole joint owner, pre-designated joint owner or annuitant. However, the surrender charge is not waived upon the death of a non pre-designated joint owner.

 8.Contract value applied to calculate the benefit amount under any annuity payout option made available by Lincoln Life.

 9.Periodic payments made under any annuity payout option made available by Lincoln Life.


10.Regular income payments made under any i4LIFE/SM/ Advantage option.


For charge on withdrawals on contracts where the contractowner is not a Charitable Remainder Trust, Lincoln Life assumes that:

a.the free amount will be withdrawn from purchase payments on a "first in-first out (FIFO)" basis.

b.Prior to the seventh anniversary of the contract, any amount withdrawn above the free amount during a contract year will be withdrawn in the following order:

  1.from purchase payments (on a FIFO basis) until exhausted; then

  2.from earnings.

c.On or after the seventh anniversary of the contract, any amount withdrawn above the free amount during a contract year will be withdrawn in the following order:

  1.from purchase payments (on a FIFO basis) to which a surrender charge no longer applies until exhausted; then

  2.from earnings until exhausted; then

  3.from purchase payments (on a FIFO basis) to which a surrender charge still applies.

In some states, paragraph c. does not apply and paragraph b. continues to apply after the 7th anniversary of the contract.

In most states, for purposes of calculating the surrender charge on withdrawals on contracts where the contractowner is a Charitable Remainder Trust, Lincoln Life assumes that:

a.the free amount will be withdrawn from purchase payments on a "first in-first out (FIFO)" basis.

b.Any amount withdrawn above the free amount during a contract year will be withdrawn in the following order:

  1.from purchase payments (on a FIFO basis) to which a surrender charge no longer applies until exhausted; then

  2.from earnings until exhausted; then

  3.from purchase payments (on a FIFO basis) to which a surrender charge still applies.

We apply the surrender charge as a percentage of purchase payments, which means that you would pay the same surrender charge at the time of surrender regardless of whether your contract value has increased or decreased. The surrender charge is calculated separately for each contract year's purchase payments to which a charge applies. The surrender charges associated with surrender or withdrawal are paid to us to compensate us for the loss we experience on contract distribution costs when contractowners surrender or withdraw before distribution costs have been recovered.

If the contractowner is a corporation or other non-individual (non-natural person), the annuitant or joint annuitant will be considered the contractowner or joint owner for purposes of determining when a surrender charge does not apply.

Rider charges

A fee or expense may also be deducted in connection with any benefits added to the contract by rider or endorsement.


Deductions for premium taxes
Any premium tax or other tax levied by any governmental entity as a result of the existence of the contracts or the VAA will be deducted from the contract value when incurred, or at another time of our choosing. The applicable premium tax rates that states and other governmental entities impose on the purchase of an annuity are subject to change by legislation, by administrative interpretation or by judicial action. These premium taxes generally depend upon the law of your state of residence. The tax ranges from zero to 5.0%.

Other charges and deductions

Charges may also be imposed during the regular income and annuity payout period. See i4LIFE/SM/ Advantage (IRA) and (Non-Qualified) and Annuity Payouts. There are additional deductions from and expenses paid out of the assets of the underlying series that are described in the Prospectus for the series.


Additional information
The administrative and surrender charges described previously may be reduced or eliminated for any particular contract. However, these charges will be reduced only to the extent that we anticipate lower distribution and/or administrative expenses, or that we perform fewer sales or administrative services than those originally contemplated in establishing the level of those charges. Lower distribution and administrative expenses may be the result of economies associated with (1) the use of mass enrollment procedures, (2) the performance of administrative or sales functions by the employer, (3) the use by an employer of automated techniques in submitting deposits or information related to deposits on behalf of its employees or (4) any other circumstances which reduce distribution or administrative expenses. The exact amount of administrative and surrender charges applicable to a particular contract will be stated in that contract.

The contracts

Purchase of contracts
If you wish to purchase a contract, you must apply for it through a sales representative authorized by us. The completed application is sent to us and we decide whether to accept or reject it. If the application is accepted, a contract is prepared and executed by our legally authorized officers. The contract is then sent to you through your sales representative. See Distribution of the contracts.


If a completed application and all other information necessary for processing a purchase order is received at our home office, an initial purchase payment will be priced no later than two business days after we receive the order. If you submit your application and/or initial purchase payment to your agent (other than through Lincoln Financial Advisors Corporation), we will not begin processing your purchase order until we receive the application and initial purchase payment from your agent's broker-dealer. While attempting to finish an incomplete application, we may hold the initial purchase payment for no more than five business days. If the incomplete application cannot be completed within those five days, you will be informed of the reasons, and the purchase payment will be returned immediately. Once the application is complete, the initial purchase payment must be priced within two business days.


Who can invest?
To apply for a contract, you must be of legal age in a state where the contracts may be lawfully sold and also be eligible to participate in any of the qualified or nonqualified plans for which the contracts are designed. The annuitant cannot be older than age 85 (or older than age 80 in Pennsylvania).

If you are purchasing the contract through a tax-favored arrangement, including traditional IRAs and Roth IRAs, you should consider carefully the costs and benefits of the contract (including annuity income benefits) before purchasing the contract, since the tax-favored arrangement itself provides tax-sheltered growth.

Replacement of existing insurance

Careful consideration should be given prior to surrendering or withdrawing money from an existing insurance contract to purchase the contract described in this prospectus. Surrender charges may be imposed on your existing insurance contract and/or a new surrender charge period may be imposed with the purchase of or transfer into this contract. An investment representative or tax adviser should be consulted prior to making an exchange. Cash surrenders from an existing contract may be subject to tax and tax penalties.


Purchase payments
Purchase payments are payable to us at a frequency and in an amount selected by you in the application.

The minimum initial purchase payment is $1,500 for nonqualified contracts and
Section 403(b) transfers/rollovers; and $300 for qualified contracts. The minimum annual amount for additional purchase payments is $300 for nonqualified and qualified contracts, with a minimum of $25 per payment. Purchase payments in total may not exceed $2 million for each annuitant without Lincoln Life approval. If you stop making purchase payments, the contract will remain in force as a paid-up contract as long as the total contract value is at least $600. Payments may be resumed at any time until the annuity commencement date, the surrender of the contract, the maturity date, or the payment of any death benefit, whichever comes first.


Lincoln Life reserves the right to limit purchase payments made to the contract.

Valuation date
Accumulation and annuity units will be valued once daily at the close of trading (normally, 4:00 p.m., New York time) on each day the NYSE is open (valuation date). On any date other than a valuation date, the accumulation unit value and the annuity unit value will not change.

Allocation of purchase payments
Purchase payments are placed into the VAA's subaccounts, each of which invests in shares of the class of its corresponding fund of the series, according to your instructions.


The minimum amount of any purchase payment which can be put into any one subaccount is $20. Upon allocation to a subaccount, purchase payments are converted into accumulation units. The number of accumulation units credited is determined by dividing the amount allocated to each subaccount by the value of an accumulation unit for that subaccount on the valuation date on which the purchase payment is received at the home office if received before 4:00 p.m., New York time. If the purchase payment is received at or after 4:00 p.m., New York time, we will use the accumulation unit value computed on the next valuation date. Please note: If you submit your purchase payment to your agent (other than through Lincoln Financial Advisors Corporation) we will not begin processing the purchase payment until we receive it from your agent's broker-dealer. The number of accumulation units determined in this way shall not be changed by any subsequent change in the value of an accumulation unit. However, the dollar value of an accumulation unit will vary depending not only upon how well the investments perform, but also upon the expenses of the VAA and the underlying funds.


Valuation of accumulation units

Purchase payments allocated to the VAA are converted into accumulation units. This is done by dividing each purchase payment by the value of an accumulation unit for the valuation period during which the purchase payment is allocated to the VAA. The accumulation unit value for each subaccount was or will be established at the inception of the subaccount. It may increase or decrease from valuation period to valuation period. Accumulation unit values are affected by investment performance of the funds, fund expenses, and the deduction of certain contract charges. The accumulation unit value for a subaccount for a later valuation period is determined as follows:


1.The total value of the fund shares held in the subaccount is calculated by multiplying the number of fund shares owned by the subaccount at the beginning of the valuation period by the net asset value per share of the fund at the end of the valuation period and adding any dividend or other distribution of the fund if an ex-dividend date occurs during the valuation period; minus

2.The liabilities of the subaccount at the end of the valuation period; these liabilities include daily charges imposed on the subaccount, and may include a charge or credit with respect to any taxes paid or reserved for by us that we determine result from the operations of the VAA; and

3.The result of (2) is divided by the number of subaccount units outstanding at the beginning of the valuation period.

The daily charge imposed on a subaccount for any valuation period are equal to the daily mortality and expense risk charge multiplied by the number of calendar days in the valuation period. Because a different daily charge is imposed for contracts with the EGMDB than for those without, each of the two types of contracts will have different corresponding accumulation unit values on any given day.


In certain circumstances, and when permitted by law, it may be prudent for us to use a different standard industry method form this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.



Transfers on or before the annuity commencement date

You may transfer all or a portion of your investment from one subaccount to another. A transfer involves the surrender of accumulation units in one subaccount and the purchase of accumulation units in the other subaccount. A transfer will be done using the respective accumulation unit values as of the valuation date we receive your request provided that your request is received by 4 p.m. New York time. If your request is received after 4 p.m. New York time, the transfer will be done using the accumulation unit values as of the next valuation date.


Transfers (among the variable subaccounts and between the variable and fixed accounts) are limited to six (6) per contract year unless otherwise authorized by Lincoln Life. We reserve the right to waive this six-time limit. This limit does not apply to transfers made under a dollar cost averaging, portfolio rebalancing or cross-reinvestment program elected on forms available from us (See Additional services and the SAI for more information about these programs). The minimum amount which may be transferred between subaccounts is $300 (or the entire amount in the subaccount, if less than $300). If the transfer from a subaccount would leave you with less than $300 in the subaccount, we may transfer the total balance of the subaccount.


A transfer may be made to our home office using written, telephone, fax, or electronic instructions, if the appropriate authorization is on file with us. Our address, telephone number, and Internet address are on the first page of this prospectus. In order to prevent unauthorized or fraudulent telephone transfers, we may require the caller to provide certain identifying information before we will act upon their instructions. We may also assign the contractowner a Personal Identification Number (PIN) to serve as identification. We will not be liable for following instructions we reasonably believe are genuine. Telephone requests may be recorded and written confirmation of all transfer requests will be mailed to the contractowner on the next valuation date.


Please note that the telephone and/or electronic devices may not always be available. Any telephone or electronic device, whether it is yours, your service provider's, or your agent's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to limit these problems at Lincoln, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your transfer request by writing to our home office.

Requests for transfers will be processed on the valuation date that they are received when they are received at our customer service center before the end of the valuation date (normally 4:00 p.m. New York time).

When thinking about a transfer of contract value, you should consider the inherent risk involved. Frequent transfers based on short-term expectations may increase the risk that a transfer will be made at an inopportune time. This contract is not designed for professional market timing organizations or other entities using frequent transfers. Repeated patterns of frequent transfers are disruptive to the operation of the subaccounts, and should Lincoln Life become aware of such disruptive practices, Lincoln Life may refuse to permit such transfers.




You also may transfer all or any part of the contract value from the subaccount(s) to the fixed side of the contract. The minimum amount which can be transferred to the fixed side is $300 or the total amount in the subaccount, if less than $300. However, if a transfer from a subaccount would leave you with less than $300 in the subaccount, we may transfer the total amount to the fixed side.


You may also transfer all or any part of the contract value from the fixed side of your contract to the various subaccount(s) subject to the following restrictions: (1) the sum of the percentages of fixed value transferred is limited to 25% of the value of the fixed side in any 12 month period; (2) the minimum amount which can be transferred is $300 or the amount in the fixed account; and (3) a transfer cannot be made during the first 30 days after the issue date of the contract.


Transfers may be delayed as permitted by the 1940 Act.


See Delay of payments.




Transfers after the annuity commencement date

If you select an i4LIFE/SM/ Advantage option, your transfer rights and restrictions for the variable subaccounts and the fixed account are the same as they were on or before the annuity commencement date.



If you do not select an i4LIFE/SM/ Advantage option, you may transfer all or a portion of your investment in one subaccount to another subaccount or to the fixed side of the contract. Those transfers will be limited to three times per contract year. However, no transfers are allowed from the fixed side of the contract to the subaccounts.


Additional Services

There are four additional services available to you at no extra charge under your contract: dollar cost averaging (DCA), automatic withdrawal service (AWS), cross-reinvestment service and portfolio rebalancing. In order to take advantage of one of these services, you will need to complete the election form for the service that is available from us. For further detailed information on these services, please see Additional services in the SAI.



Dollar cost averaging allows you to transfer amounts from the DCA fixed account or certain variable subaccounts into the variable subaccounts on a monthly basis.


Upon receipt of an additional purchase payment allocated to the DCA program, the existing program duration will be extended to reflect the end date of the new DCA program. However, the existing interest crediting rate will not be extended. The existing interest crediting rate will expire at its originally scheduled expiration date and the value remaining in the DCA account from the original amount as well as the additional purchase payments will be credited with interest at the standard DCA rate at the time.

The automatic withdrawal service (AWS) provides for an automatic periodic withdrawal of your total contract deposit.

The cross-reinvestment service allows you to automatically transfer the account value in a designated variable subaccount that exceeds a baseline amount to another specific variable subaccount at specific intervals.

Portfolio rebalancing is an option that restores to a pre-determined level the percentage of contract value allocated to each variable account subaccount. The rebalancing may take place monthly, quarterly, semi-annually or annually.

Death benefit before the annuity commencement date

If the contractowner (or a joint owner) or annuitant dies prior to the annuity commencement date, a death benefit may be payable. You can choose the death benefit. Generally, the more expensive the death benefit, the greater the protection. You should consider the following provisions carefully when designating the beneficiary, annuitant, and any joint owner, as well as before changing any of these parties. The identity of these parties under the contract may significantly affect the amount and timing of the death benefit or other amount paid upon a contractowner's or annuitant's death.


You may designate a beneficiary during the life of the annuitant and change the beneficiary by filing a written request with the home office. Each change of beneficiary revokes any previous designation. We reserve the right to request that you send us the contract for endorsement of a change of beneficiary.

The contractowner may pre-select an annuity payout option as a method of paying the death benefit to a beneficiary. If you do, the beneficiary cannot change this payout option.

In addition to paying a death benefit when the annuitant dies, we will also pay a death benefit when the contractowner, sole joint owner, or pre-designated joint owner dies before the annuity commencement date. This death benefit equals the greater of: (1) the GMDB or, if elected, the EGMDB; or (2) the current value of the contract as of the day we approve the claim for payment.

If the contract has more than one joint owner, this death benefit will only be paid on the death of the pre-designated joint owner. The contractowner may make this pre-designation to us in writing. If the contractowner does not make this designation, the youngest joint owner will be the pre-designated joint owner. Only the cash surrender value will be paid upon the death of a non-pre-designated joint owner.

To summarize, the death benefit will be paid as follows:

   If the annuitant dies, the death benefit will be paid to the beneficiary.

   If the contractowner dies, we will pay a death benefit to the contingent owner, if any, otherwise to the annuitant.

   It the contractowner or joint owner dies, payment of either the death benefit or the cash surrender value will be paid to the remaining contractowner or joint owners equally.

   If the contractowner or joint owner is also the annuitant, the death benefit will be paid to the beneficiary.

Death benefits are taxable. See Federal tax matters.




Guaranteed Minimum Death Benefit (GMDB)


The GMDB is equal to the sum of all purchase payments plus any attributable gain, minus any withdrawals, partial annuitizations and premium taxes incurred. We determine the attributable gain separately for each contract year on its seventh anniversary (once its surrender charge period has expired). The attributable gain consists of the earnings on a contract year's net purchase payment(s) [purchase payment(s) minus any withdrawals and partial annuitizations, applied on a first-in-first-out basis] as of the valuation date just before its seventh anniversary. This amount will then be included in the GMDB calculation.



If contract conditions are met, the GMDB will be increased automatically by us according to the prescribed formula based upon the contract's internal rate of return. For this to occur, the contractowner, sole joint owner, pre-designated joint owner or the annuitant, as of the seventh anniversary of each eligible contract year, must still be living and must be less than 81 years of age. The GMDB will terminate once you elect i4LIFE/SM/ Advantage. For more information about GMDB calculations, please refer to the SAI.



Enhanced Guaranteed Minimum Death Benefit (EGMDB)


The EGMDB is an alternative to the GMDB for owners of nonqualified contracts or contracts used under an IRA plan.





Under the EGMDB, the death benefit payable is the amount equal to the greater of: (1) contract value as of the day on which Lincoln Life approves the payment of the claim; or (2) the highest contract value which the contract attains on any policy anniversary date (including the inception date) from the time the EGMDB takes effect up to and including the contractowner, sole joint owner, pre-designated joint owner or annuitant's age up to and including 80. The highest contract value so determined is then increased by purchase payments and decreased by partial withdrawals, partial annuitizations and any premium taxes made, effected or incurred subsequent to the anniversary date on which the highest contract value is obtained.



You may now elect to add the EGMDB to your existing contract if the contractowner, joint owner and annuitant are under age 81. If you add the EGMDB after purchase, the benefit will take effect as of the valuation date following our receipt of the request and we will begin deducting the charge for the benefit as of that date.

If you elect the EGMDB, you may discontinue the benefit at any time by completing the Enhanced Guaranteed Minimum Death Benefit Discontinuance form and sending it to Lincoln Life. The benefit will be discontinued as of the valuation date we receive the request, and the GMDB will apply. We will deduct the charge for the GMDB as of that date. See Charges and other deductions. The EGMDB (and GMDB) will terminate once you elect an i4LIFE/SM/ Advantage option.



General Death Benefit Information


If the death benefit becomes payable, the beneficiary may elect to receive payment either in the form of a lump-sum settlement or an annuity payout. Federal tax law requires that an annuity election be made no later than 60 days after we have approved the death claim for payment.



If a lump-sum settlement is requested, the proceeds will be mailed within seven days of receipt of satisfactory claim documentation as discussed previously, subject to the laws and regulations governing payment of death benefits. If an election has not been made by the end of the 60-day period, a lump-sum settlement will be made to the beneficiary at that time. This payment may be postponed as permitted by the Investment Company Act of 1940.



Notwithstanding any provision of the contract to the contrary, the payment of death benefits provided under the contract must be made in compliance with Code
Section 72(s) or 401(a)(9) as applicable, as amended from time to time. Death benefits may be taxable. See Federal tax matters.


A surrender charge does not apply to a surrender of the contract as a result of the death of a contractowner, sole joint owner, pre-designated joint owner or annuitant. If there are two or more joint owners, the surrender charge is waived only on the death of the predesignated joint owner.

If the surviving spouse elects to continue the contract, a portion of the death benefit may be credited to the contract. Any portion of the death benefit that would have been payable (if the contract had not been continued) and that exceeds the current contract value on the date the surviving spouse elects to continue will be credited to the contract. This feature will only apply one time for each contract.


The value of the death benefit will be determined as of the date on which the death claim is approved for payment. Approval of payment will occur upon receipt of: (1) proof (e.g. an original certified death certificate), or any other proof of death satisfactory to us, of the death; (2) written authorization for payment; and (3) Our receipt of all required claim forms, fully completed (including selection of a settlement option). If the beneficiary is a minor, court documents appointing the guardian/custodian must be submitted.


Unless otherwise provided in the beneficiary designation, one of the following procedures will take place on the death of a beneficiary:

1.If any beneficiary dies before the annuitant, that beneficiary's interest will go to any other beneficiaries named, according to their respective interests (There are no restrictions on the beneficiary's use of the proceeds.); and/or

2.If no beneficiary survives the annuitant, the proceeds will be paid to the contractowner or to his/her estate, as applicable.

Unless the contractowner has already selected a settlement option, the beneficiary must choose the method of payment of the death benefit. The death benefit payable to the beneficiary or joint owner must be distributed within five years of the contractowner's date of death unless the beneficiary begins receiving within one year of the contractowner's death the distribution in the form of a life annuity or an annuity for a designated period not extending beyond the beneficiary's life expectancy.



Surrenders and withdrawals
Before the annuity commencement date, we will allow the surrender of the contract or a withdrawal of the contract value upon your written request, subject to the rules discussed below. Surrender or withdrawal rights after the annuity commencement date depend upon the annuity payout option you select.


The amount available upon surrender/withdrawal is the cash surrender value at the end of the valuation period during which the written request for surrender/withdrawal is received at the home office. Unless a request for withdrawal specifies otherwise, withdrawals will be made from all subaccounts within the VAA and from the fixed account in the same proportion that the amount of withdrawal bears to the total contract value. The minimum amount which can be withdrawn is $300. Unless prohibited, surrender/withdrawal payments will be mailed within seven days after we receive a valid written request at the home office. The payment may be postponed as permitted by the 1940 Act. The tax consequences of a surrender/withdrawal are discussed later in this prospectus. See Federal tax matters.



There are charges associated with the surrender of a contract or withdrawal of contract value. You may specify whether these charges are deducted from the amount you request to be withdrawn or from the remaining contract value. If you specify that the charges be deducted from the remaining contract value, the amount of the total withdrawal will be increased according to a formula for calculating the impact of the applicable surrender charge percentage; consequently, the amount of the charge associated with that withdrawal will also increase. In other words, the amount deducted to cover the surrender charge is also subject to a surrender charge. See Charges and other deductions.

The tax consequences of a surrender/withdrawal are discussed later in this booklet. See Federal Tax Matters.


Special restrictions on surrenders/withdrawals apply if your contract is purchased as part of a retirement plan of a public school system or 501(c)(3) organization under Section 403(b) of the tax code. Beginning January 1, 1989, in order for a contract to retain its tax-qualified status, Section 403(b) prohibits a withdrawal from a 403(b) contract of post-1988 contributions (and earnings on those contributions) pursuant to a salary reduction agreement. However, this restriction does not apply if the annuitant (a) attains age
59 1/2, (b) separates from service, (c) dies, (d) becomes totally and permanently disabled and/or (e) experiences financial hardship (in which event the income attributable to those contributions may not be withdrawn). Pre-1989 contributions and earnings through December 31, 1988, are not subject to the previously stated restriction. Funds transferred to the contract from a 403(b)(7) custodial account will also be subject to the restrictions.

Participants in the Texas Optional Retirement Program should refer to Restrictions under the Texas Optional Retirement Program, later in this Prospectus booklet.

Small contract surrenders

Lincoln Life may surrender your IRA or nonqualified contract, in accordance with the laws of your state if: 1) your contract value drops below certain state specified minimum amounts ($600 or less) for any reason, including if your contract value decreases due to the performance of the subaccounts you selected, 2) no purchase payments have been received for two (2) full, consecutive contract years, and 3) the paid up annuity benefit at maturity would be less than $20.00 per month (these requirements may differ in some states). At least 60 days before we surrender your contract, we will send you a letter at your last address we have on file, to inform you that your contract will be surrendered. You will have the opportunity to make additional purchase payments to bring your contract value above the minimum level to avoid surrender. If we surrender your contract, we will not assess any surrender charge.



i4LIFE/SM/ Advantage

(IRA Annuity Contracts ONLY)

The i4LIFE/SM/ Advantage for IRA contracts provides you variable, periodic regular income payments. This option, when available in your state, is subject to a charge, (imposed only during the i4LIFE/SM/ Advantage payout phase) computed daily, equal to an annual rate of 1.65% of the net asset value of the Account Value in the VAA. This charge consists of an administrative charge of 0.10% and the balance is a mortality and expense risk charge. If i4LIFE/SM/ Advantage is elected at issue of the contract, i4LIFE/SM/ Advantage and the charge will begin on the contract's effective date. Otherwise, i4LIFE/SM/ Advantage and the charge will begin no more than fourteen days prior to the date the initial regular income payment is due. At the time you elect i4LIFE/SM/ Advantage, you also choose monthly, quarterly, or annual regular income payments, as well as the month that the initial regular income payment is due. Regular income payments must begin within one year of the date you elect i4LIFE/SM/ Advantage.



i4LIFE/SM/ Advantage for IRA contracts is only available for IRA and Roth IRA contracts (excluding SEP and SARSEP markets) with a contract value of at least $50,000 and only if the annuitant is age 591/2 or older at the time the option is elected. You may elect the i4LIFE/SM/ Advantage at the time of application or at any time before the annuity commencement date by sending a written request to our home office. Additional purchase payments may be made during the Access Period.



There is no guarantee that i4LIFE/SM/ Advantage will be available to elect in the future as we reserve the right to discontinue this option at any time.



Once i4LIFE/SM/ Advantage begins, any prior death benefit election will terminate and the i4LIFE/SM/ Advantage death benefit will be provided, as discussed below. The amount paid under this new death benefit may be less than the amount that would have been paid under the death benefit provided before i4LIFE/SM/ Advantage began.


Please refer to Federal tax matters for a discussion of the tax consequences of distributions from qualified retirement plans.


If i4LIFE/SM/ Advantage is selected, the applicable transfer provisions among subaccounts will continue to be those specified in your annuity contract for transfers on or before the annuity commencement date. However, once the i4LIFE/SM/ Advantage begins, any automatic withdrawal service will terminate. See The contracts.


Assumed interest rates of 3%, 4%, 5% and 6% may be available. See Annuity payouts--Variable annuity payouts above for a more detailed explanation.


Regular Income. i4LIFE/SM/ Advantage provides for variable, periodic regular income payments during a defined period of time (the Access Period, as defined below), and after the Access Period for as long as an annuitant is living. We determine the initial regular income payment based in part on the assumed interest rate you choose. Subsequent regular income payments will be adjusted each calendar year with the performance of the subaccounts selected. For example, if net investment performance for the year is 3% higher (annualized) than the assumed rate, the regular income payment for the next year will increase by approximately 3%. Conversely, if actual net investment performance is 3% lower than the assumed rate, the regular income payment will decrease by approximately 3%. Regular income payments are not subject to any surrender charges. See Charges and other deductions.

Access Period. At the time you elect i4LIFE/SM/ Advantage, you also select the Access Period, which begins no more than 14 days prior to the date the initial income payment is due. The Access Period is a defined period of time during which we pay variable, periodic regular income payments and provide a death benefit, and during which you may make purchase payments, surrender the contract, and access your Account Value (defined below) through withdrawals. We will establish the minimum (currently 5 years) and maximum Access Periods at the time you elect i4LIFE/SM/ Advantage. Generally, shorter Access Periods will produce a higher initial regular income payment than longer Access Periods.



At any time during the Access Period, and subject to the rules in effect at that time, you may extend or shorten the Access Period by sending us notice. If you do, subsequent regular income payments will be adjusted accordingly, and the Account Value remaining at the end of the new Access Period will be applied to continue regular income payments for your life.



Account Value. The initial Account Value is the contract value on the valuation date i4LIFE/SM/ Advantage is effective, less any applicable premium taxes. During the Access Period, the Account Value will be increased/decreased by any investment gains/losses, and will be reduced by regular income payments made and any withdrawals taken.


After the Access Period ends, the remaining Account Value will be applied to continue regular income payments for your life and the Account Value will be reduced to zero. Regular income payments will continue for as long as any annuitant is living, and will continue to be adjusted for investment performance of the subaccounts your annuity units are invested in.

Withdrawals. You may request a withdrawal at any time during the Access Period. We reduce the Account Value by the amount of the withdrawal, and all subsequent regular income payments will be reduced proportionately. Withdrawals may have tax consequences. See Federal tax matters--Tax treatment of qualified contracts. Withdrawals are subject to any applicable surrender charges, except when amounts may be withdrawn free of surrender charges. See Charges and other deductions.

Surrender. At any time during the Access Period, you may surrender the contract by withdrawing the surrender value. If the contract is surrendered, the contract terminates and no further regular income payments will be made.


Death Benefit. During the Access Period, i4LIFE/SM/ Advantage provides the i4LIFE/SM/ Advantage Account Value death benefit. This death benefit is equal to the Account Value as of the day on which Lincoln Life approves the payment of the claim.



If you die during the Access Period, the i4LIFE/SM/ Advantage will terminate. Your beneficiary may start a new i4LIFE/SM/ Advantage program. If your spouse's life was also used to determine the regular income payment and the spouse dies, the regular income payment may be recalculated.





Following the Access Period, the death benefit will be the remaining guaranteed regular income payments, if any; otherwise, there is no death benefit.



Availability. The introduction of i4LIFE/SM/ Advantage will vary depending on your state. In states where i4LIFE/SM/ Advantage is not yet available, an earlier version (called the Income4Life(R) Solution) is available. Under the Income4Life(R) Solution, the death benefit is equal to the Account Value as of the day on which Lincoln Life approves the payment of the claim. The charge under the Income4Life(R) Solution is equal to an annual rate of 1.65% of the net asset value of the Account Value in the VAA. The Income4Life(R) Solution provides higher regular income payments and lower Account Value than are realized under i4LIFE/SM/ Advantage. For a limited time, contracts in force prior to the availability of i4LIFE/SM/ Advantage in a particular state may elect the Income4Life(R) Solution. Contracts issued after i4LIFE/SM/ Advantage is available in your state may only elect i4LIFE/SM/ Advantage.



Termination. You may terminate i4LIFE/SM/ Advantage prior to the end of the Access Period by notifying us in writing. The termination will be effective on the next valuation date after we receive the notice. Your death benefit will be the death benefit in effect before i4LIFE/SM/ Advantage began (if available), unless you choose a death benefit with a lower charge than the death benefit previously in effect (see the Expense Table for a list of the available death benefits and corresponding charges). You may not choose a death benefit with a higher charge than the death benefit previously in effect. Upon termination, we will stop assessing the charge for the i4LIFE/SM/ Advantage and begin assessing the mortality and expense risk charge and administrative charge associated with this death benefit. Your contract value upon termination will be the Account Value on the valuation date we terminate i4LIFE/SM/ Advantage.



Fixed Side of the Contract. If your contract value includes amounts held in the fixed side of the contract at the time i4LIFE/SM/ Advantage is effective, or if, during the Access Period, you make transfers to or allocate purchase payments to the fixed side of the contract, your Account Value will include the value in the VAA and the value in the fixed side of the contract. We will credit amounts held in the fixed side of the contract at an interest rate guaranteed to be at least 3.5% per year. All fixed account rights and restrictions apply to amounts held in the fixed side of the contract during the Access Period. See Fixed side of the contract.


Delay of payments
Contract proceeds from the VAA will be paid within seven days, except (i) when the NYSE is closed (other than weekends and holidays); (ii) times when market trading is restricted or the SEC declares an emergency, and we cannot value units or the funds cannot redeem shares; or (iii) when the SEC so orders to protect contractowners. Payment of contract proceeds from the fixed account may be delayed for up to six months.



Due to federal laws designated to counter terrorism and prevent money laundering by criminals, we may be required to reject a purchase payment. We may also be required to provide additional information about a contractowner's account to government regulators. We may also be required to block a contractowner's account and thereby refuse to pay any request for transfers, withdrawals, surrenders, or death benefits, until instructions are received from the appropriate regulator.


Transfers may also be delayed as permitted by the 1940 Act.

Reinvestment privilege

You may elect to make a reinvestment purchase with any part of the proceeds of a surrender/withdrawal, and we will recredit that portion of the surrender/withdrawal charges attributable to the amount returned. This election must be made by your written authorization to us and received in our home office within 30 days of the date of the surrender/withdrawal, and the repurchase must be of a contract covered by this Prospectus. A representation must be made that the proceeds being used to make the purchase have retained their tax-favored status under an arrangement for which the contracts offered by this Prospectus are designed. The number of accumulation units which will be credited when the proceeds are reinvested will be based on the value of the accumulation unit(s) on the next valuation date. This computation will occur following receipt of the proceeds and request for reinvestment at the home office. You may utilize the reinvestment privilege only once. For tax reporting purposes, we will treat a surrender/withdrawal and a subsequent reinvestment purchase as separate transactions. You should consult a tax adviser before you request a surrender/withdrawal or subsequent reinvestment purchase.


Amendment of contract
We reserve the right to amend the contract to meet the requirements of the 1940 Act or other applicable federal or state laws or regulations. You will be notified in writing of any changes, modifications or waivers.

Commissions
The maximum commission which will be paid to dealers is equal to 4.0% of each purchase payment; plus an annual continuing commission equal to 0.25% of the value of contract purchase payments invested for at least 15 months; plus an annual persistency bonus equal to 0.40% of each contract year's increased GMDB (regardless of whether or not the EGMDB is in effect), paid over a period of eight years. At times, additional sales incentives (up to 0.30% of purchase payments and up to 0.05% of the contract value in the VAA while the EGMDB is in effect) may be provided to dealers maintaining certain sales volume levels. In addition, the equivalent of 4.0% of contract value can be paid to dealers upon annuitization. These commissions are not deducted from purchase payments or contract value; they are paid by us.




Lincoln Life offers the contracts through affiliated registered representatives who are registered with the NASD and are licensed to offer insurance in the states in which they do business. In addition to commissions, these representatives may be eligible for various benefits, such as bonuses, insurance benefits and subsidies. Payments may also be made for other services that do not directly involve the sale of the contracts. These services may include the recruitment and training of personnel, production of promotional literature, and similar services.



Lincoln Life also may offer the contracts through registered representatives of broker-dealers the principal underwriter maintains selling agreements with. These broker dealers and their registered representatives are also members of, and registered with, the NASD and are state insurance licensed. Commissions payable to registered representatives of a broker-dealer having a selling agreement with the principal underwriter will be paid to their respective broker-dealers. These broker-dealers may in turn pay a portion of the commissions to their registered representatives.



Registered representatives may be eligible for certain non-cash compensation programs such as conferences or trips.



Lincoln Life offers the contracts to the public on a continuous basis and anticipates continuing to offer the contract but reserves the right to discontinue the offering.


Ownership

As contractowner, you have all rights under the contract. According to Indiana law, the assets of the VAA are held for the exclusive benefit of all contractowners and their designated beneficiaries; and the assets of the VAA are not chargeable with liabilities arising from any other business that we may conduct. Qualified contracts may not be assigned or transferred except as permitted by the Employee Retirement Income Security Act (ERISA) of 1974 and upon written notification to us. Non-qualified contracts may not be collaterally assigned. We assume no responsibility for the validity or effect of any assignment. Consult your tax adviser about the tax consequences of an assignment.


Joint/contingent ownership

If a joint owner is named in the application, the joint owners shall be treated as having equal undivided interests in the contract. Either owner, independently of the other, may exercise any ownership rights in this contract.


A contingent owner may not exercise ownership rights in this contract while the contractowner is living.

Contractowner questions
The obligations to purchasers under the contracts are those of Lincoln Life. This prospectus provides a general description of the contract. Contracts, endorsements and riders may vary as required by state. Questions about your contract should be directed to us at 1-800-942-5500.

Annuity payouts

When you apply for a contract, you may select any annuity commencement date permitted by law. (Please note the following exception: Contracts issued under qualified employee pension and profit-sharing trusts [described in Section 401(a) and tax exempt under Section 501(a) of the tax code] and qualified annuity plans [described in Section 403(a) of the tax code], including H.R.10 trusts and plans covering self-employed individuals and their employees, provide for annuity payouts to start at the date and under the option specified in the plan.)


The contract provides optional forms of payouts of annuities (annuity options), each of which is payable on a variable basis, a fixed basis or a combination of both. The contract provides that all or part of the contract value may be used to purchase an annuity payout option.


You may elect annuity payouts in monthly, quarterly, semiannual or annual installments. If the payouts from any subaccount would be or become less than $50, we have the right to reduce their frequency until the payouts are at least $50 each. Following are explanations of the annuity options available:

Annuity options
Life Annuity. This option offers a periodic payout during the lifetime of the annuitant and ends with the last payout before the death of the annuitant. This option offers the highest periodic payout since there is no guarantee of a minimum number of payouts or provision for a death benefit for beneficiaries. However, there is the risk under this option that the annuitant would receive no payouts if he/she dies before the date set for the first payout; only one payout if death occurs before the second scheduled payout, and so on.

Life Annuity Guaranteed for Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and then continues throughout the lifetime of the annuitant. The designated period is selected by the contractowner.

Joint Life Annuity. This option offers a periodic payout during the joint lifetime of the annuitant and a designated joint annuitant. The payouts continue during the lifetime of the survivor.

Joint Life Annuity with Guaranteed Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and continues during the joint lifetime of the annuitant and a designated joint annuitant. The payouts continue during the lifetime of the survivor. The designated period is selected by the contractowner.

Joint Life and Two-Thirds Survivor Annuity. This option provides a periodic payout during the joint lifetime of the annuitant and a designated joint annuitant. When one of the joint annuitants dies, the survivor receives two thirds of the periodic payout made when both were alive.

Joint Life and Two-Thirds Survivor Annuity with Guaranteed Period. This option provides a periodic payout during the joint lifetime of the annuitant and a joint annuitant. When one of the joint annuitants dies, the survivor receives two-thirds of the periodic payout made when both were alive. This option further provides that should one or both of the annuitants die during the elected guaranteed period, usually 10 or 20 years, full benefit payment will continue for the rest of the guaranteed period.

Unit Refund Life Annuity. This option offers a periodic payout during the lifetime of the annuitant with the guarantee that upon death a payout will be made of the value of the number of annuity units (see Variable annuity payouts) equal to the excess, if any, of: (a) the total amount applied under this option divided by the annuity unit value for the date payouts begin, minus (b) the annuity units represented by each payout to the annuitant multiplied by the number of payouts paid before death. The value of the number of annuity units is computed on the date the death claim is approved for payment by the home office.


Under the annuity options listed above, you may not make withdrawals. Other options, with or without withdrawal features, may be made available by us. Options are only available to the extent they are consistent with the requirements of the contract as well as Sections 72(s) and 401(a)(9) of the tax code, if applicable. A mortality and expense risk charge of 1.25% will be assessed on all variable annuity payouts (except for the i4LIFE/SM/ Advantage, which has a different charge), including options that may be offered that do not have a life contingency and therefore no mortality risk.


Variable annuity payouts
Variable annuity payouts will be determined using:

1.The contract value on the annuity commencement date, less any applicable premium taxes;

2.The annuity tables contained in the contract;

3.The annuity option selected; and

4.The investment performance of the fund(s) selected.

To determine the amount of payouts, we make this calculation:

1.Determine the dollar amount of the first periodic payout; then

2.Credit the contract with a fixed number of annuity units equal to the first periodic payout divided by the annuity unit value; and

3.Calculate the value of the annuity units each period thereafter.

Annuity payouts assume an investment return of 3%, 4%, 5% or 6% per year, as applied to the applicable mortality table. Some of these assumed interest rates may not be available in your state, please check with your investment representative. You must choose your assumed interest rate at the time you elect a variable annuity payout on the administrative form provided by Lincoln Life. The higher the assumed interest rate you choose, the higher your initial annuity payment will be. The amount of each payout after the initial payout will depend upon how the underlying fund(s) perform, relative to the assumed rate. If the actual net investment rate (annualized) exceeds the assumed rate, the payment will increase at a rate proportional to the amount of such excess. Conversely, if the actual rate is less than the assumed rate, annuity payments will decrease. The higher the assumed interest rate, the less likely future annuity payments are to increase, or the payments will increase more slowly than if a lower assumed rate was used. There is a more complete explanation of this calculation in the SAI.


i4LIFE/SM/ Advantage

(Non-Qualified Annuity Contracts ONLY)

We offer a variable annuity payout option for non-qualified contracts. This option, when available in your state, is subject to a charge, (imposed only during the i4LIFE/SM/ Advantage payout phase) computed daily, equal to an annual rate of 1.65% for the i4LIFE/SM/ Advantage Account Value death benefit, and 1.85% for the i4LIFE/SM/ Advantage EGMDB, of the net asset value of the Account Value in the VAA. This charge consists of an administrative charge of 0.10% and the balance is a mortality and expense risk charge. If i4LIFE/SM/ Advantage is elected at issue of the contract, i4LIFE/SM/ Advantage and the charge will begin on the contract's effective date. Otherwise, i4LIFE/SM/ Advantage and the charge will begin no more than fourteen days prior to the date the initial regular income payment is due. At the time you elect i4LIFE/SM/ Advantage, you also choose monthly, quarterly, or annual regular income payments, as well as the month that the initial regular income payment is due. Regular income payments must begin within one year of the date you elect i4LIFE/SM/ Advantage.



If your contract value is at least $50,000, you may elect the i4LIFE/SM/ Advantage at the time of application or at any time before the annuity commencement date by sending a written request to our home office. The annuitant may not be changed and additional purchase payments will not be accepted after i4LIFE/SM/ Advantage is elected.


There is no guarantee that i4LIFE/SM/ Advantage will be available to elect in the future as we reserve the right to discontinue this option at any time.

At the time you elect i4LIFE/SM/ Advantage, you also select a new death benefit option. Once i4LIFE/SM/ Advantage begins, any prior death benefit election will terminate and this new death benefit will be provided, as discussed below. The amount paid under this new death benefit may be less than the amount that would have been paid under the death benefit provided before i4LIFE/SM/ Advantage began.

Assumed interest rates of 3%, 4%, 5% and 6% may be available. See Annuity payouts--Variable annuity payouts above for a more detailed explanation.


Regular Income. i4LIFE/SM/ Advantage provides for variable, periodic regular income payments during a defined period of time (the Access Period as defined below), and after the Access Period for as long as an annuitant is living. We determine the initial regular income payment based in part on the assumed interest rate you choose. Subsequent regular income payments will be adjusted periodically with the performance of the subaccounts selected. For example, if net investment performance for the year is 3% higher (annualized) than the assumed rate, the regular income payment will increase by approximately 3%. Conversely, if actual net investment performance is 3% lower than the assumed rate, the regular income payment will decrease by approximately 3%. See Federal Tax matters--Taxation of annuity payouts. In most states, you may also elect to have regular income payments recalculated only once each year, resulting in level regular income payments between recalculation dates. Regular income payments are not subject to any surrender charges. See Charges and other deductions.



Access Period. At the time you elect i4LIFE/SM/ Advantage, you also select the Access Period, which begins no more than 14 days prior to the date the initial income payment is due. The Access Period is a defined period of time during which we pay variable, periodic regular income payments and provide a death benefit, and during which you may surrender the contract and access your Account Value (defined below) through withdrawals. We will establish the minimum (currently 5 years) and maximum Access Periods at the time you elect i4LIFE/SM/ Advantage. Generally, shorter Access Periods will produce a higher initial regular income payment than longer Access Periods. At any time during the Access Period, and subject to the rules in effect at that time, you may extend or shorten the Access Period by sending us notice. If you do, subsequent regular income payments will be adjusted accordingly, and the Account Value remaining at the end of the new Access Period will be applied to continue regular income payments for your life.


Account Value. The initial Account Value is the contract value on the valuation date i4LIFE/SM/ Advantage is effective, less any applicable premium taxes. During the Access Period, the Account Value will be increased/decreased by any investment gains/losses, and will be reduced by regular income payments made and any withdrawals taken.

After the Access Period ends, the remaining Account Value will be applied to continue regular income payments for your life and the Account Value will be reduced to zero. Regular income payments will continue for as long as any annuitant is living, and will continue to be adjusted for investment performance of the subaccounts your annuity units are invested in.

Withdrawals. You may request a withdrawal at any time during the Access Period. We reduce the Account Value by the amount of the withdrawal, and all subsequent regular income payments will be reduced proportionately. Withdrawals may have tax consequences. See Federal tax matters--Taxation of withdrawals and surrenders. Withdrawals are subject to any applicable surrender charges, except when amounts may be withdrawn free of surrender charges. See Charges and other deductions.

Surrender. At any time during the Access Period, you may surrender the contract by withdrawing the surrender value. If the contract is surrendered, the contract terminates and no further regular income payments will be made.

Death benefit. During the Access Period, i4LIFE/SM/ Advantage provides two death benefit options:


(1)i4LIFE/SM/ Advantage Account Value death benefit; and


(2)i4LIFE/SM/ Advantage EGMDB death benefit.


The i4LIFE/SM/ Advantage Account Value death benefit is the Account Value as of the day on which Lincoln Life approves the payment of the claim.





The charge under this death benefit is equal to an annual rate of 1.65% of the net asset value of the Account Value in the VAA. This death benefit may not be available in all states. You may not change this death benefit once it is elected.



The i4LIFE/SM/ Advantage EGMDB is the greatest of:


1.the Account Value as of the day on which Lincoln Life approves the payment of the claim;


2.the sum of all purchase payments less the sum of all regular income payments, withdrawals (including any applicable charges), and premium taxes incurred, if any; or



3.the highest Account Value or contract value which the contract attains on any contract anniversary date (including the inception date) (determined before the allocation of any purchase payments on that contract anniversary) from the time the EGMDB takes effect but prior to the 81st birthday of the deceased. The highest Account Value or contract value is increased by purchase payments and is decreased by regular income payments, withdrawals (including any applicable charges), and any premium taxes incurred subsequent to the anniversary date on which the highest Account Value or contract value is obtained.



Onlythe highest Account Value achieved on an anniversary following the election of i4LIFE/SM/ Advantage will be considered if you did not elect (or you discontinued) the EGMDB.





Upon the death of any contractowner or joint owner who was not a contractowner on the effective date of the i4LIFE/SM/ Advantage EGMDB death benefit, the death benefit will be equal to the Account Value as of the date the death claim is approved by Lincoln Life for payment (unless the change occurred because of the death of a contractowner or joint owner). If any contractowner or joint owner is changed due to a death and the contractowner or joint owner is age 81 or older when added to the contract, then the death benefit for this new contractowner or joint owner will be equal to the contract value as of the date the death claim is approved by Lincoln Life for payment.



The charge under this death benefit is equal to an annual rate of 1.85% of the net asset value of the Account Value in the VAA. This death benefit may not be available in all states.



During the Access Period, contracts with the i4LIFE/SM/ Advantage EGMDB death benefit may elect to change to the i4LIFE/SM/ Advantage Account Value death benefit. We will effect the change in death benefit on the valuation date we receive a completed election form at our home office, and we will begin deducting the lower mortality and expense risk and administrative charge at that time. Once the change is effective, you may not elect to return to the i4LIFE/SM/ Advantage EGMDB death benefit.


For both death benefit options, following the Access Period, the death benefit will be the remaining guaranteed regular income payments, if any; otherwise, there is no death benefit.


Guaranteed Income Benefit


On or about August 1, 2003 (pending state approval), the Guaranteed Income Benefit option will be available if you elect i4LIFE/SM/ Advantage for an annual charge of 2.15% of the net asset value of the Account Value in the VAA if the i4LIFE/SM/ Advantage Account Value death benefit is elected or 2.35% if the i4LIFE/SM/ Advantage EGMDB is elected. The Guaranteed Income Benefit must be elected at the time i4LIFE/SM/ Advantage is elected and will begin at the time i4LIFE/SM/ Advantage begins. Check with your investment representative regarding the availability of this benefit.



If the Guaranteed Income Benefit is in effect, your regular income payments will never be less than a guaranteed minimum amount, regardless of the actual investment performance of your contract. The Guaranteed Income Benefit is initially equal to 75% of the initial regular income payment.



The Guaranteed Income Benefit is reduced by withdrawals (other than regular income payments) in the same proportion that the withdrawals reduce the Account Value. Additional withdrawals from Account Value will also reduce your death benefit.



A payment equal to the Guaranteed Income Benefit is the minimum payment you will receive. If your regular income payment would otherwise be less than the Guaranteed Income Benefit because of poor net investment results, the Account Value will be reduced by the additional amount needed so that you receive at least the Guaranteed Income Benefit. If your Account Value reaches zero, your Access Period will end. Reducing the Account Value to provide the Guaranteed Income Benefit may terminate your Access Period earlier than originally scheduled, and may reduce the value of your death benefit. After the Access Period ends, Lincoln Life will continue to pay the Guaranteed Income Benefit for the remainder of the annuitant's (or other person used to determine the regular income payments) life. Depending on market performance, it is possible that the Guaranteed Income Benefit will never come into effect.



If you select this Guaranteed Income Benefit, certain restrictions apply to your contract:



1.A 4% assumed interest rate (AIR) will be used to calculate the regular income payments.



2.You must choose an Access Period of at least 15 years to receive the Guaranteed Income Benefit.



3.There is no guarantee that this Guaranteed Income Benefit option will be available to elect in the future, as we reserve the right to discontinue this option for new elections at any time.



The Guaranteed Income Benefit option may be terminated by the contractowner upon notice to Lincoln Life. Termination will be effective upon the next annual anniversary of the Valuation Date on which the first regular income payment was calculated, and your annual charge will be reduced to 1.85% of the net asset value of the Account Value in the VAA if the i4LIFE/SM/ Advantage Account Value death benefit is selected or 1.65% of the net asset value if the i4LIFE/SM/ Advantage EGMDB death benefit is selected. The Guaranteed Income Benefit option also terminates upon the death of the annuitant (or last death of the annuitant or other measuring life) or termination of i4LIFE/SM/ Advantage.





Availability. The introduction of i4LIFE/SM/ Advantage will vary depending on your state. In states where i4LIFE/SM/ Advantage is not yet available, an earlier version (called the Income4Life(R) Solution) is available. Under the Income4Life(R) Solution, the death benefit is equal to the Account Value as of the day on which Lincoln Life approves the payment of the claim (as opposed to the Account Value or EGMDB death benefits offered under i4LIFE/SM/ Advantage). The charge under the Income4Life(R) Solution is equal to an annual rate of 1.65% of the net asset value of the Account Value in the VAA (as opposed to an annual rate of 1.65% or 1.85% under i4LIFE/SM/ Advantage).



The Income4Life(R) Solution provides higher regular income payments and lower Account Value than are realized under i4LIFE/SM/ Advantage. The fixed account and the Guaranteed Income Benefit are not available with the Income4Life(R) Solution. For a limited time, contracts in force prior to the availability of i4LIFE/SM/ Advantage in a particular state may elect the Income4Life(R) Solution. Contracts issued after i4LIFE/SM/ Advantage is available in your state may only elect i4LIFE/SM/ Advantage.



Termination. You may not terminate i4LIFE/SM/ Advantage once you have elected it.



Fixed Side of the Contract. If your contract value includes amounts held in the fixed side of the contract at the time i4LIFE/SM/ Advantage is effective, or if, during the Access Period, you make transfers to or allocate purchase payments to the fixed side of the contract, your Account Value will include the value in the VAA and the value in the fixed side of the contract. We will credit amounts held in the fixed side of the contract at an interest rate guaranteed to be at least 3.5% per year. All fixed account rights and restrictions apply to amounts held in the fixed side of the contract during the Access Period. See Fixed side of the contract.


Federal tax matters

Introduction
The Federal income tax treatment of the contract is complex and sometimes uncertain. The Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect you and your contract. This discussion also does not address other Federal tax consequences (including consequences of sales to foreign individuals or entities), or state or local tax consequences, associated with the contract. As a result, you should always consult a tax adviser about the application of tax rules to your individual situation.

Nonqualified annuities
This part of the discussion describes some of the Federal income tax rules applicable to nonqualified annuities. A nonqualified annuity is a contract not issued in connection with a qualified retirement plan, such as an IRA or a section 403(b) plan, receiving special tax treatment under the tax code. We may not offer nonqualified annuities for all of our annuity products.

Tax deferral on earnings
The Federal income tax law generally does not tax any increase in your contract value until you receive a contract distribution. However, for this general rule to apply, certain requirements must be satisfied:

.. An individual must own the contract (or the tax law must treat the contract as owned by an individual).

.. The investments of the VAA must be "adequately diversified" in accordance with IRS regulations.

.. Your right to choose particular investments for a contract must be limited.

.. The annuity commencement date must not occur near the end of the annuitant's life expectancy.

Contracts not owned by an individual

If a contract is owned by an entity (rather than an individual) the tax code generally does not treat it as an annuity contract for Federal income tax purposes. This means that the entity owning the contract pays tax currently on the excess of the contract value over the purchase payments for the contract. Examples of contracts where the owner pays current tax on the contract's earnings, bonus credits and persistency credits if applicable are contracts issued to a corporation or a trust. Exceptions to this rule exist. For example, the tax code treats a contract as owned by an individual if the named owner is a trust or other entity that holds the contract as an agent for an individual. However, this exception does not apply in the case of any employer that owns a contract to provide deferred compensation for its employees.


Investments in the VAA must be diversified
For a contract to be treated as an annuity for Federal income tax purposes, the investments of the VAA must be "adequately diversified." IRS regulations define standards for determining whether the investments of the VAA are adequately diversified. If the VAA fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the contract value over the contract purchase payments. Although we do not control the investments of the underlying investment options, we expect that the underlying investment options will comply with the IRS regulations so that the VAA will be considered "adequately diversified."

Restrictions

Federal income tax law limits your right to choose particular investments for the contract. Because the I.R.S. has not issued guidance specifying those limits, the limits are uncertain and your right to allocate contract values among the subaccounts may exceed those limits. If so, you would be treated as the owner of the assets of the VAA and thus subject to current taxation on the income, bonus credits, persistency credits and gains if applicable from those assets. We do not know what limits may be set by the I.R.S. in any guidance that it may issue and whether any such limits will apply to existing contracts. We reserve the right to modify the contract without your consent to try to prevent the tax law from considering you as the owner of the assets of the VAA.


Loss of interest deduction
After June 8, 1997, if a contract is issued to a taxpayer that is not an individual, or if a contract is held for the benefit of an entity, the entity will lose a portion of its deduction for otherwise deductible interest expenses.

Age at which annuity payouts begin
Federal income tax rules do not expressly identify a particular age by which annuity payouts must begin. However, those rules do require that an annuity contract provide for amortization, through annuity payouts, of the contract's purchase payments, bonus credits, persistency credits and earnings. If annuity payouts under the contract begin or are scheduled to begin on a date past the annuitant's 85th birthday, it is possible that the tax law will not treat the contract as an annuity for Federal income tax purposes. In that event, you would be currently taxed on the excess of the contract value over the purchase payments of the contract.

Tax treatment of payments
We make no guarantees regarding the tax treatment of any contract or of any transaction involving a contract. However, the rest of this discussion assumes that your contract will be treated as an annuity for Federal income tax purposes and that the tax law will not tax any increase in your contract value until there is a distribution from your contract.

Taxation of withdrawals and surrenders
You will pay tax on withdrawals to the extent your contract value exceeds your purchase payments in the contract. This income (and all other income from your contract) is considered ordinary income (and does not receive capital gains treatment). A higher rate of tax is paid on ordinary income than on capital gains. You will pay tax on a surrender to the extent the amount you receive exceeds your purchase payments. In certain circumstances, your purchase payments are reduced by amounts received from your contract that were not included in income.

Taxation of annuity payouts

The tax code imposes tax on a portion of each annuity payout (at ordinary income tax rates) and treats a portion as a nontaxable return of your purchase payments in the contract. We will notify you annually of the taxable amount of your annuity payout. Once you have recovered the total amount of the purchase payment in the contract, you will pay tax on the full amount of your annuity payouts. If annuity payouts end because of the annuitant's death and before the total amount in the contract have been distributed, the amount not received will generally be deductible.


Taxation of death benefits
We may distribute amounts from your contract because of the death of a contractowner or an annuitant. The tax treatment of these amounts depends on whether you or the annuitant dies before or after the annuity commencement date.

.. Death prior to the annuity commencement date--

   . If the beneficiary receives death benefits under an annuity payout option, they are taxed in the same manner as annuity payouts.

   . If the beneficiary does not receive death benefits under an annuity payout option, they are taxed in the same manner as a withdrawal.

.. Death after the annuity commencement date--

   . If death benefits are received in accordance with the existing annuity payout option, they are excludible from income if they do not exceed the purchase payments not yet distributed from the contract. All annuity payouts in excess of the purchase payments not previously received are includible in income.

   . If death benefits are received in a lump sum, the tax law imposes tax on the amount of death benefits which exceeds the amount of purchase payments not previously received.

Penalty taxes payable on withdrawals, surrenders, or annuity payouts
The tax code may impose a 10% penalty tax on any distribution from your contract which you must include in your gross income. The 10% penalty tax does not apply if one of several exceptions exists. These exceptions include withdrawals, surrenders, or annuity payouts that:

.. you receive on or after you reach age 59 1/2,

.. you receive because you became disabled (as defined in the tax law),

.. a beneficiary receives on or after your death, or


.. you receive as a series of substantially equal periodic payments based on your life (or life expectancy).


Special rules if you own more than one annuity contract
In certain circumstances, you must combine some or all of the nonqualified annuity contracts you own in order to determine the amount of an annuity payout, a surrender, or a withdrawal that you must include in income. For example, if you purchase two or more deferred annuity contracts from the same life insurance company (or its affiliates) during any calendar year, the tax code treats all such contracts as one contract. Treating two or more contracts as one contract could affect the amount of a surrender, a withdrawal or an annuity payout that you must include in income and the amount that might be subject to the penalty tax described previously.

Loans and assignments

Except for certain qualified contracts, the tax code treats any amount received as a loan under your contract, and any assignment or pledge (or agreement to assign or pledge) of any portion of your contract value, as a withdrawal of such amount or portion.


Gifting a contract
If you transfer ownership of your contract to a person other than your spouse (or to your former spouse incident to divorce), and receive a payment less than your contract's value, you will pay tax on your contract value to the extent it exceeds your purchase payments not previously received. The new owner's purchase payments in the contract would then be increased to reflect the amount included in income.

Charges for a contract's death benefit
Your contract automatically includes a basic death benefit. Certain enhancements to the basic death benefit may also be available to you. The cost of the basic death benefit and any enhancements to such death benefit are deducted from your contract. It is possible that the tax law may treat all or a portion of the death benefit charge as a contract withdrawal.

Qualified retirement plans
We also designed the contracts for use in connection with certain types of retirement plans that receive favorable treatment under the tax code. Contracts issued to or in connection with a qualified retirement plan are called "qualified contracts." We issue contracts for use with various types of qualified plans. The Federal income tax rules applicable to those plans are complex and varied. As a result, this Prospectus does not attempt to provide more than general information about the use of the contract with the various types of qualified plans. Persons planning to use the contract in connection with a qualified plan should obtain advice from a competent tax adviser.

Types of qualified contracts and terms of contracts
Currently, we issue contracts in connection with the following types of qualified plans:

.. Individual Retirement Accounts and Annuities ("Traditional IRAs")

.. Roth IRAs

.. Traditional IRA that is part of a Simplified Employee Pension Plan ("SEP")

.. SIMPLE 401(k) plans (Savings Incentive Matched Plan for Employees)

.. 403(b) plans (public school system and tax-exempt organization annuity plans)

.. 401(a) plans (qualified corporate employee pension and profit-sharing plans)

.. 403(a) plans (qualified annuity plans)

.. H.R. 10 or Keogh Plans (self-employed individual plans)

.. 457(b) plans (deferred compensation plans for state and local governments and tax-exempt organizations)

We may issue a contract for use with other types of qualified plans in the future. We may not offer certain types of qualified plans for all of our annuity products.

We will amend contracts to be used with a qualified plan as generally necessary to conform to the tax law requirements for the type of plan. However, the rights of a person to any qualified plan benefits may be subject to the plan's terms and conditions, regardless of the contract's terms and conditions. In addition, we are not bound by the terms and conditions of qualified plans to the extent such terms and conditions contradict the contract, unless we consent.

Economic Growth and Tax Relief Reconciliation Act of 2001

The Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA") made a number of changes to the rules pertaining to qualified plans. These changes became effective January 1, 2002. Some changes that EGTRRA introduced are the ability to move money from traditional IRAs to other qualified plans (and from qualified plans to traditional IRAs), increased contribution amounts to qualified plans and catch-up contributions to IRAs. It is important to note that while the contribution limits for federal tax purposes have increased, applicable state law may not permit increased contributions to your IRAs or other qualified plans. Applicable state law may also limit your ability to move your funds among your various qualified plans.


Tax treatment of qualified contracts
The Federal income tax rules applicable to qualified plans and qualified contracts vary with the type of plan and contract. For example,

.. Federal tax rules limit the amount of purchase payments that can be made, and the tax deduction or exclusion that may be allowed for the purchase payments. These limits vary depending on the type of qualified plan and the plan participant's specific circumstances, e.g., the participant's compensation.


.. Under most qualified plans, such as traditional IRAs, the owner must begin receiving payments from the contract in certain minimum amounts by a certain age, typically age 70 1/2. Other qualified plans may allow the participant to take required distributions upon the later of reaching age 70 1/2 or retirement.


.. Loans are allowed under certain types of qualified plans, but Federal income tax rules prohibit loans under other types of qualified plans. For example, Federal income tax rules permit loans under some section 403(b) plans, but prohibit loans under Traditional and Roth IRAs. If allowed, loans are subject to a variety of limitations, including restrictions as to the loan amount, the loan's duration, the rate of interest, and the manner of repayment. Your contract or plan may not permit loans.

Tax treatment of payments

The Federal income tax rules generally include distributions from a qualified contract in the participant's income as ordinary income. These taxable distributions will include purchase payments that were deductible or excludible from income. Thus, under many qualified contracts, the total amount received is included in income since a deduction or exclusion from income was taken for purchase payments. There are exceptions. For example, you do not include amounts received from a Roth IRA in income if certain conditions are satisfied.


Required minimum distributions

Under most qualified plans, you must begin receiving payments from the contract in certain minimum amounts by the later of age 70 1/2 or retirement. You are required to take distributions from your traditional IRAs beginning in the year you reach age 70 1/2. If you own a Roth IRA, you are not required to receive minimum distributions from your Roth IRA during your life.


Failure to comply with the minimum distribution rules applicable to certain qualified plans, such as Traditional IRAs, will result in the imposition of an excise tax. This excise tax equals 50% of the amount by which a minimum required distribution exceeds the actual distribution from the qualified plan.


The IRS has issued new regulations concerning required minimum distributions. The regulations may impact the distribution method you have chosen and the amount of your distributions. Under new proposed regulations, the presence of an enhanced death benefit may require you to take additional distributions. An enhanced death benefit is any death benefit that has the potential to pay more than the contract value or a return of purchase payments. Annuity contracts inside Custodial or Trusteed IRAs will also be subject to these regulations. Please contact your tax adviser regarding any tax ramifications.


Federal penalty taxes payable on distributions
The tax code may impose a 10% penalty tax on a distribution from a qualified contract that must be included in income. The tax code does not impose the penalty tax if one of several exceptions applies. The exceptions vary depending on the type of qualified contract you purchase. For example, in the case of an IRA, exceptions provide that the penalty tax does not apply to a withdrawal, surrender, or annuity payout:

.. received on or after the annuitant reaches age 59 1/2,

.. received on or after the annuitant's death or because of the annuitant's disability (as defined in the tax law),


.. received as a series of substantially equal periodic payments based on the annuitant's life (or life expectancy), or


.. received as reimbursement for certain amounts paid for medical care.

These exceptions, as well as certain others not described here, generally apply to taxable distributions from other qualified plans. However, the specific requirements of the exception may vary.

Transfers and direct rollovers

As a result of EGTRRA, you may be able to move funds between different types of qualified plans, such as 403(b) and 457(b) governmental plans, by means of a rollover or transfer. You may be able to rollover or transfer amounts between qualified plans and traditional IRAs. These rules do not apply to Roth IRAs and 457(b) nongovernmental tax-exempt plans. There are special rules that apply to rollovers, direct rollovers and transfers (including rollovers or transfers of after-tax amounts). If the applicable rules are not followed, you may incur adverse Federal income tax consequences, including paying taxes which you might not otherwise have had to pay. Before we send a rollover distribution, we will provide a notice explaining tax withholding requirements (see Federal Income Tax Withholding). We are not required to send you such notice for your IRA. You should always consult your tax adviser before you move or attempt to move any funds.


Death benefit and IRAs
Pursuant to IRS regulations, IRAs may not invest in life insurance contracts. We do not believe that these regulations prohibit the death benefit from being provided under the contract when we issue the contract as a Traditional or Roth IRA. However, the law is unclear and it is possible that the presence of the death benefit under a contract issued as a Traditional or Roth IRA could result in increased taxes to you. Certain death benefit options may not be available for all of our products.

Federal income tax withholding
We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a contract unless you notify us prior to the distribution that tax is not to be withheld. In certain circumstances, Federal income tax rules may require us to withhold tax. At the time a withdrawal, surrender, or annuity payout is requested, we will give you an explanation of the withholding requirements.

Certain payments from your contract may be considered eligible rollover distributions (even if such payments are not being rolled over). Such distributions may be subject to special tax withholding requirements. The Federal income tax withholding rules require that we withhold 20% of the eligible rollover distribution from the payment amount, unless you elect to have the amount directly transferred to certain qualified plans or contracts. The IRS requires that tax be withheld, even if you have requested otherwise. Such tax withholding requirements are generally applicable to 401(a), 403(a) or
(b), HR 10, and 457(b) governmental plans and contracts used in connection with these types of plans.


Our Tax status


Under existing Federal income tax laws, we do not pay tax on investment income and realized capital gains of the VAA. We do not expect that we will incur any Federal income tax liability on the income and gains earned by the VAA. Therefore, we do not impose a charge for Federal income taxes. If Federal income tax law changes and we must pay tax on some or all of the income and gains earned by the VAA, we may impose a charge against the VAA to pay the taxes.


Changes in the law
The above discussion is based on the tax code, IRS regulations, and interpretations existing on the date of this Prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.

Voting rights

As required by law, we will vote the series shares held in the VAA at meetings of the shareholders of the series. The voting will be done according to the instructions of contractowners who have interests in any subaccounts which invest in funds of the series. If the 1940 Act or any regulation under it should be amended or if present interpretations should change, and if as a result we determine that we are permitted to vote the series shares in our own right, we may elect to do so.

The number of votes which you have the right to cast will be determined by applying your percentage interest in a subaccount to the total number of votes attributable to the subaccount. In determining the number of votes, fractional shares will be recognized. After the annuity commencement date, the votes attributable to a contract will decrease.

Series shares of a class held in a subaccount for which no timely instructions are received will be voted by us in proportion to the voting instructions which are received for all contracts participating in that subaccount. Voting instructions to abstain on any item to be voted on will be applied on a pro-rata basis to reduce the number of votes eligible to be cast.

Whenever a shareholder's meeting is called, each person having a voting interest in a subaccount will receive proxy voting material, reports and other materials relating to the series. Since the series engages in shared funding, other persons or entities beside Lincoln Life may vote series shares. See Sale of fund shares by the series.

Distribution of the contracts


American Funds Distributors, Inc. (AFD), 333 South Hope Street, Los Angeles, Ca 90071, is the distributor and principal underwriter of the contracts. They will be sold by properly licensed registered representatives of independent broker-dealers which in turn have selling agreements with AFD and have been licensed by state insurance departments to represent us. AFD is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the NASD. Lincoln Life will offer contracts in all states where it is licensed to do business.

Return privilege


Within the free-look period after you receive the contract, you may cancel it for any reason by delivering or mailing it postage pre-paid, to the home office at P.O. Box 2348, 1300 South Clinton Street, Fort Wayne, Indiana, 46801. A contract canceled under this provision will be void. With respect to the fixed portion of a contract, we will return purchase payments. With respect to the VAA, except as explained in the following paragraph, we will return the contract value as of the date of receipt of the cancellation, plus any contract maintenance and administrative fees and any premium taxes which had been deducted. No contingent deferred sales charge will be assessed. A purchaser who participates in the VAA is subject to the risk of a market loss on the contract value during the free-look period.


For contracts written in those states whose laws require that we assume this market risk during the free-look period, a contract may be canceled, subject to the conditions explained before, except that we will return only the purchase payment(s).

State regulation

As a life insurance company organized and operated under Indiana law, we are subject to provisions governing life insurers and to regulation by the Indiana Commissioner of Insurance.

Our books and accounts are subject to review and examination by the Indiana Insurance Department at all times. A full examination of our operations is conducted by that Department at least every five years.

Restrictions under the Texas Optional Retirement Program

Title 8, Section 830.105 of the Texas Government Code, consistent with prior interpretations of the Attorney General of the State of Texas, permits participants in the Texas Optional Retirement Program (ORP) to redeem their interest in a variable annuity contract issued under the ORP only upon:

1.Termination of employment in all institutions of higher education as defined in Texas law;

2.Retirement; or

3.Death.

Accordingly, participants in the ORP will be required to obtain a certificate of termination from their employer(s) before accounts can be redeemed.

Records and reports

As presently required by the 1940 Act and applicable regulations, we are responsible for maintaining all records and accounts relating to the VAA. We have entered into an agreement with the Delaware Management Company, 2005 Market Street, Philadelphia, PA 19203, to provide accounting services, to the VAA. We will mail to you, at your last known address of record at the home office, at least semiannually after the first contract year, reports containing information required by the 1940 Act or any other applicable law or regulation.

You may elect to receive your prospectus, prospectus supplements, quarterly statements, and annual and semiannual reports electronically over the Internet, if you have an e-mail account and access to an Internet browser. Once you select eDelivery, via the Internet Service Center, all documents available in electronic format will no longer be sent to you in hard copy. You will receive an e-mail notification when the documents become available online. It is your responsibility to provide us with your current e-mail address. You can resume paper mailings at any time without cost, by updating your profile at the Internet Service Center or contacting us.

To learn more about this service, please log on to www.LincolnRetirement.com, select service centers and continue on through the Internet Service Center.

Other information

A Registration Statement has been filed with the SEC, under the Securities Act of 1933 as amended, for the contracts being offered here. This Prospectus does not contain all the information in the Registration Statement, its amendments and exhibits. Please refer to the Registration Statement for further information about the VAA, Lincoln Life and the contracts offered. Statements in this Prospectus about the content of contracts and other legal instruments are summaries. For the complete text of those contracts and instruments, please refer to those documents as filed with the SEC.

We are a member of the Insurance Marketplace Standards Association ("IMSA") and may include the IMSA logo and information about IMSA membership in our advertisements. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and services for individually sold life insurance and annuities.



Special arrangements
At times, Lincoln Life may offer variations of the contracts described in this prospectus to existing owners as part of an exchange program. Contracts purchased through this exchange offer may impose different fees and expenses and provide certain additional benefits from those described in this prospectus.

Legal proceedings

Lincoln Life is involved in various pending or threatened legal proceedings arising from the conduct of its business. Most of these proceedings are routine and in the ordinary course of business. In some instances they include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for equitable relief.




After consultation with legal counsel and a review of available facts, it is management's opinion that the ultimate liability, if any, arising out of the proceedings described above will not have a material adverse effect on the financial position of Lincoln Life or the VAA.


Statement of Additional Information

Table of Contents for Variable Annuity


Account E American Legacy



                   Item                                 Page
                   -----------------------------------------
                   General information and history of
                   Lincoln National Life Insurance Co.
                   (Lincoln Life)                       B-2
                   -----------------------------------------
                   Special terms                        B-2
                   -----------------------------------------
                   Services                             B-2
                   -----------------------------------------
                   Principal underwriter                B-2
                   -----------------------------------------
                   Purchase of securities being offered B-2
                   -----------------------------------------
                   Annuity payouts                      B-2
                   -----------------------------------------
                   Automatic increase in the guaranteed
                   minimum death benefit                B-4
                   -----------------------------------------
                   Additional services                  B-5
                   -----------------------------------------
                   Other information                    B-5
                   -----------------------------------------
                   Financial statements                 B-6
                   -----------------------------------------


For a free copy of the SAI please see page one of this booklet.

Appendix A--Condensed financial information


(For an accumulation unit outstanding throughout the period)

The following information relating to accumulation unit values and number of accumulation units for The American Legacy subaccounts for each of the ten years in the period ended December 31, 2002 comes from the VAA's financial statements. It should be read along with the VAA's financial statements and notes which are all included in the SAI.



                                             1993     1994     1995     1996      1997
                                                                               with   without
                                                                             EGMDB+     EGMDB
---------------------------------------------------------------------------------------------
Global Discovery subaccount++
Accumulation unit value
.. Beginning of period unit value.............................................................
.. End of period..............................................................................
Number of accumulation units
.. End of period (000's omitted)..............................................................
---------------------------------------------------------------------------------------------
Global Growth subaccount*
Accumulation unit value
.. Beginning of period....................................................... $1.000  $  1.000
.. End of period.............................................................  1.076     1.077
Number of accumulation units
.. End of period (000's omitted).............................................     10     3,197
---------------------------------------------------------------------------------------------
Global Small Capitalization subaccount**
Accumulation unit value
.. Beginning of period........................................................................
.. End of period..............................................................................
Number of accumulation units
.. End of period (000's omitted)..............................................................
---------------------------------------------------------------------------------------------
Growth subaccount
Accumulation unit value
.. Beginning of period................... $  1.632 $  1.875 $  1.861 $  2.450 $1.000  $  2.743
.. End of period.........................    1.875    1.861    2.450    2.743  3.523     3.525
Number of accumulation units
.. End of period (000's omitted).........  111,230  105,312  101,710   90,842    652    79,287
---------------------------------------------------------------------------------------------
International subaccount***
Accumulation unit value
.. Beginning of period............................   $1.000 $  1.001 $  1.114 $1.000  $  1.294
.. End of period..................................   $1.001    1.114    1.294  1.392     1.393
Number of accumulation units
.. End of period (000's omitted)..................   27,787   31,592   38,351    386    36,401
---------------------------------------------------------------------------------------------
New World subaccount*++
Accumulation unit value
.. Beginning of period........................................................................
.. End of period..............................................................................
Number of accumulation units
.. End of period (000's omitted)..............................................................
---------------------------------------------------------------------------------------------
Blue Chip Income and Growth subaccount++
Accumulation unit value
.. Beginning of period........................................................................
.. End of period..............................................................................
Number of accumulation units
.. End of period (000's omitted)..............................................................
---------------------------------------------------------------------------------------------
Growth-Income subaccount
Accumulation unit value
.. Beginning of period................... $  1.484 $  1.646 $  1.659 $  2.180 $1.000  $  2.556
.. End of period.........................    1.646    1.659    2.180    2.556  3.175     3.177
Number of accumulation units
.. End of period (000's omitted).........  199,178  183,608  172,288  158,861  1,197   143,541
                                                                             ------  --------
---------------------------------------------------------------------------------------------
Asset Allocation subaccount***
Accumulation unit value
.. Beginning of period............................   $1.000 $  0.986 $  1.262 $1.000  $  1.443
.. End of period..................................   $0.986    1.262    1.443  1.716     1.717
Number of accumulation units
.. End of period (000's omitted)..................    3,807    5,168    7,199     49     9,519
---------------------------------------------------------------------------------------------

     1998            1999              2000            2001            2002
  with  without   with   without     with without    with without    with without
 EGMDB    EGMDB  EGMDB     EGMDB    EGMDB   EGMDB   EGMDB   EGMDB   EGMDB   EGMDB
-------------------------------------------------------------------------------
                                                  $ 1.000 $ 1.000 $ 0.927 $ 0.928
                                                    0.927   0.928   0.718   0.720
                                                        1      22      31      55
-------------------------------------------------------------------------------
$1.076 $  1.077 $1.369  $  1.371  $ 2.295 $ 2.304 $ 1.840 $ 1.849 $ 1.560 $ 1.571
 1.369    1.371  2.295     2.304    1.840   1.849   1.560   1.571   1.316   1.327
   103    4,950    256     5,812      584   6,969     875   5,198     432   4,268
-------------------------------------------------------------------------------
$1.000 $  1.000 $1.014  $  1.015  $ 1.918 $ 1.923 $ 1.583 $ 1.589 $ 1.364 $ 1.371
 1.014    1.015  1.918     1.923    1.583   1.589   1.364   1.371   1.091   1.099
   116    2,312    197     4,008      545   4,899     519   3,949     485   3,740
-------------------------------------------------------------------------------
$3.523 $  3.525 $4.709  $  4.719  $ 7.320 $ 7.346 $ 7.559 $ 7.597 $ 6.117 $ 6.157
 4.709    4.719  7.320     7.346    7.559   7.597   6.117   6.157   4.568   4.605
 3,154   69,344  3,590    61,232    6,701  52,734   5,976  43,393   5,212  36,036
-------------------------------------------------------------------------------
$1.392 $  1.393 $1.664  $  1.668  $ 2.896 $ 2.907 $ 2.232 $ 2.243 $ 1.766 $ 1.778
 1.664    1.668  2.896     2.907    2.232   2.243   1.766   1.778   1.488   1.500
   954   30,225  1,176    28,019    2,762  24,081   2,351  18,934   2,082  15,922
-------------------------------------------------------------------------------
                $1.000  $  1.000  $ 1.176 $ 1.176 $ 1.015 $ 1.017 $ 0.961 $ 0.965
                 1.176     1.176    1.015   1.017   0.961   0.965   0.896   0.901
                   158     1,194      347   2,132     356   1,843     349   1,772
-------------------------------------------------------------------------------
                                                  $ 1.000 $ 1.000 $ 0.941 $ 0.942
                                                    0.941   0.942   0.715   0.717
                                                    1,450     919     596   3,110
-------------------------------------------------------------------------------
$3.175 $  3.177 $3.706  $  3.714  $ 4.074 $ 4.089 $ 4.348 $ 4.371 $ 4.407 $ 4.436
 3.706    3.714  4.074     4.089    4.348   4.371   4.407   4.436   3.557   3,586
 5,723  123,176  6,007   106,639   11,715  84,842  10,720  73,779  10,081  63,978
-------------------------------------------------------------------------------
$1.716 $  1.717 $1.914  $  1.918  $ 2.024 $ 2.032 $ 2.088 $ 2.099 $ 2.075 $ 2.089
 1.914    1.918  2.024     2.032    2.088   2.099   2.075   2.089   1.797   1.812
   228   10,140    359     9,335      695   7,060     604   6,543     769   6,228
-------------------------------------------------------------------------------

                                       1993   1994   1995   1996      1997
                                                                   with  without
                                                                 EGMDB+    EGMDB
                                                                 ------  -------
--------------------------------------------------------------------------------
Bond subaccount*+
Accumulation unit value
.. Beginning of period...............                      $1.000 $1.000   1.046
.. End of period.....................                      $1.046 $1.136   1.137
Number of accumulation units
.. End of period (000's omitted).....                       1,681      2   2,350
                                                                 ------  ------
--------------------------------------------------------------------------------
High-Income Bond subaccount
Accumulation unit value
.. Beginning of period...............  1.714  1.971  1.819  2.188 $1.000   2.447
.. End of period.....................  1.971  1.819  2.188  2.447 $2.714   2.716
Number of accumulation units
.. End of period (000's omitted)..... 29,951 25,988 23,867 20,767    204  18,707
                                                                 ------  ------
--------------------------------------------------------------------------------
U.S. Government/AAA-Rated subaccount
Accumulation unit value
.. Beginning of period...............  1.444  1.586  1.498  1.707 $1.000   1.738
.. End of period.....................  1.586  1.498  1.707  1.738 $1.860   1.862
Number of accumulation units
.. End of period (000's omitted)..... 39,387 31,118 29,062 22,652    150  17,975
                                                                 ------  ------
--------------------------------------------------------------------------------
Cash Management subaccount
Accumulation unit value
.. Beginning of period...............  1.335  1.353  1.388  1.447 $1.000   1.502
.. End of period.....................  1.353  1.388  1.447  1.502 $1.559   1.560
Number of accumulation units
.. End of period (000's omitted)..... 13,982 14,312 10,001  9,605    213   7,105
                                                                 ------  ------
--------------------------------------------------------------------------------

    1998          1999          2000          2001          2002
 with without  with without  with without  with without  with without
EGMDB   EGMDB EGMDB   EGMDB EGMDB   EGMDB EGMDB   EGMDB EGMDB   EGMDB
---------------------------------------------------------------------
1.136  1.137  1.170  1.172  1.186  1.190  1.230  1.237  1.316  1.325
1.170  1.172  1.186  1.190  1.230  1.237  1.316  1.325  1.353  1.364
   84  3,609    101  3,312    143  2,994    692  4,247    642  5,303
---------------------------------------------------------------------
2.714  2.716  2.689  2.694  2.805  2.815  2.681  2.695  2.856  2.875
2.689  2.694  2.805  2.815  2.681  2.695  2.856  2.875  2.774  2.797
  614 16,578    682 13,416  1,260  9,927  1,065  8,790  1,041  7,187
---------------------------------------------------------------------
1.860  1.862  1.985  1.989  1.947  1.954  2.144  2.155  2.267  2.283
1.985  1.989  1.947  1.954  2.144  2.155  2.267  2.283  2.447  2.468
  545 16,874    640 13,728    980 10,875    930 10,177  1,166 11,527
---------------------------------------------------------------------
1.559  1.560  1.616  1.620  1.671  1.677  1.747  1.756  1.786  1.798
1.616  1.620  1.671  1.677  1.747  1.756  1.786  1.798  1.783  1.798
  456  7,084    556  8,010  1,347  5,087  1,442  5,292  1,292  5,556
---------------------------------------------------------------------



*The Global Growth subaccount began operations on April 30, 1997 so the figures for 1997 represent experience of less than one year.



**The Global Small Capitalization subaccount began operations on April 30, 1998 so the figures for 1998 represent experience of less than one year.



***The International subaccount and Asset Allocation subaccount began operations on January 3, 1994.



*+The Bond subaccount began operations on January 2, 1996 so the figures for 1996 represent experience of less than one year.



+The EGMDB rider was not available until May 1, 1997 so the figures for 1997 represent experience of less than one year.



*++The New World subaccount began operations on June 17, 1999 so the figures for 1999 represent experience of less than one year.



++The Global Discovery and Blue Chip Income and Growth subaccounts began operations on July 5, 2001 so the figures for 2001 represent experience of less than one year.

The American Legacy

Lincoln National
Variable Annuity Account E (Registrant)

Lincoln National
Life Insurance Co. (Depositor)

Statement of additional information (SAI)


This SAI should be read in conjunction with the Prospectus of Lincoln National Variable Annuity Account E dated May 1, 2003. You may obtain a copy of the Account E Prospectus on request and without charge. Please write American Legacy Customer Service, Lincoln National Life Insurance Co., P.O. Box 2348, Fort Wayne, Indiana 46801 or call 1-800-942-5500.


Table of contents

                  Item                                   Page
                  -------------------------------------------
                  General information and history
                  of Lincoln National Life Insurance Co.
                  (Lincoln Life)                         B-2
                  -------------------------------------------
                  Special terms                          B-2
                  -------------------------------------------
                  Services                               B-2
                  -------------------------------------------
                  Principal underwriter                  B-2
                  -------------------------------------------
                  Purchase of securities being offered   B-2
                  -------------------------------------------




This SAI is not a Prospectus.


The date of this SAI is May 1, 2003


                   Item                                 Page
                   -----------------------------------------
                   Annuity payouts                      B-2
                   -----------------------------------------
                   Automatic increase in the guaranteed
                   minimum death benefit                B-4
                   -----------------------------------------
                   Additional services                  B-5
                   -----------------------------------------
                   Other information                    B-5
                   -----------------------------------------
                   Financial statements                 B-6
                   -----------------------------------------

General information and history of
 Lincoln National Life
Insurance Co. (Lincoln Life)


The Lincoln National Life Insurance Company (Lincoln Life), organized in 1905, is an Indiana-domiciled insurance corporation, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana.


Special terms

The special terms used in this SAI are the ones defined in the Prospectus. In connection with the term, valuation date, the NYSE is currently closed on weekends and on these holidays: New Year's Day, Martin Luther King's Birthday, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. If any of these holidays occurs on a weekend day, the Exchange may also be closed on the business day occurring just before or just after the holiday.

Services

Independent auditors



The financial statements of the VAA at December 31, 2002, and for each of the two years in the period ended December 31, 2002, and the consolidated financial statements of Lincoln Life at December 31, 2002 and 2001, and for each of the three years in the period ended December 31, 2002, appearing in this SAI and Registration Statement have been audited by Ernst & Young LLP, independent auditors, 2300 National City Center, 110 West Berry Street, Fort Wayne, Indiana 46802, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.


Keeper of records
All accounts, books, records and other documents which are required to be maintained for the VAA are maintained by Lincoln Life or by third parties responsible to Lincoln Life. We have entered into an agreement with the Delaware Management Company, 2005 Market Street, Philadelphia, PA 19203, to provide accounting services to the VAA. No separate charge against the assets of the VAA is made by Lincoln Life for this service.

Principal underwriter


Lincoln Life has contracted with American Funds Distributors, Inc. (AFD), 333 South Hope St., Los Angeles, California 90071, a licensed broker-dealer, to distribute the contracts through certain legally authorized sales persons and organizations (brokers). AFD and its brokers are compensated under a standard compensation schedule. For 2000, 2001 and 2002, AFD received underwriting commissions of $17,970,257, $16,539,760 and $12,961,437, respectively. AFD retained these amounts: 2000-$10,817,428; 2001-$10,716,217; 2002-$8,405,847.


Purchase of securities being offered

The contracts are no longer being offered. Although there are no special purchase plans for any class of prospectus buyers, the contingent deferred sales charge normally assessed upon surrender or withdrawal of contract value will be waived for officers, directors or bona fide full time employees of the LNC, the Capital Group, Inc., their affiliated or managed companies and certain other persons. See Charges and other deductions in the Prospectus.

Both before and after the annuity commencement date, there are exchange privileges between subaccounts, and from the VAA to the General Account, subject to restrictions set out in the Prospectus. See The contracts, in the Prospectus. No exchanges are permitted between the VAA and other separate accounts.

Annuity payouts

Variable annuity payouts
Variable annuity payouts will be determined on the basis of: (1) the dollar value of the contract before the annuity commencement date; (2) the annuity tables contained in the contract; (3) the type of annuity option selected; and
(4) the investment results of the fund(s) selected. In order to determine the amount of variable annuity payouts, Lincoln Life makes the following calculation: first, it determines the dollar amount of the first payout; second, it credits the contract with a fixed number of annuity units based on the amount of the first payout; and third, it calculates the value of the annuity units each period thereafter. These steps are explained as follows.

The dollar amount of the first periodic variable annuity payout is determined by applying the total value of the accumulation units credited under the contract valued as of the annuity commencement date (less any premium taxes) to the annuity tables contained in the contract. The first variable annuity payout will be paid 14 days after the annuity commencement date. This day of the month will become the day on which all future annuity payouts will be paid. Amounts shown in the tables are based on the 1971 Individual Annuity Mortality Tables, modified, with an assumed investment return at the rate of 4% per annum. The first annuity payout is determined by multiplying the benefit per $1,000 of value shown in the contract tables by the number of thousands of dollars of value accumulated under the contract. These annuity tables vary according to the form of annuity selected and the age of the annuitant at the annuity commencement date. The 4% interest rate stated above is the measuring point for subsequent annuity payouts. If the actual net investment rate (annualized) exceeds 4%, the payout will increase at a rate equal to the amount of such excess. Conversely, if the actual rate is less than 4%, annuity payouts will decrease. If the assumed rate of interest were to be increased, annuity payouts would start at a higher level but would decrease more rapidly or increase more slowly.

Lincoln Life may use sex distinct annuity tables in contracts that are not associated with employer sponsored plans and where not prohibited by law.

At the annuity commencement date, the contract is credited with annuity units for each subaccount on which variable annuity payouts are based. The number of annuity units to be credited is determined by dividing the amount of the first periodic payout by the value of an annuity unit in each subaccount selected. Although the number of annuity units is fixed by this process, the value of such units will vary with the value of the underlying fund. The amount of the second and subsequent annuity payouts is determined by multiplying the contractowner's fixed number of annuity units in each subaccount by the appropriate annuity unit value for the valuation date ending 14 days before the date that payout is due.

The value of each subaccount's annuity unit will be set initially at $1.00. The annuity unit value for each subaccount at the end of any valuation date is determined by multiplying the subaccount annuity unit value for the immediately preceding valuation date by the product of:

a.The net investment factor of the subaccount for the valuation period for which the annuity unit value is being determined, and

b.A factor to neutralize the assumed investment return in the annuity table.

The value of the annuity units is determined as of a valuation date 14 days before the payout date in order to permit calculation of amounts of annuity payouts and mailing of checks in advance of their due dates. Such checks will normally be issued and mailed at least three days before the due date.


i4LIFE/SM/ Advantage for Nonqualified contracts

During the Access Period, regular income payments will be determined on the basis of: (1) the dollar value of the contract on the valuation date not more than fourteen days prior to the initial regular income date, less any applicable premium taxes, and the regular income payment date thereafter (or each subsequent anniversary of the initial regular income date if levelized payments are selected); (2) the annuity factor; and (3) the investment results of the variable subaccounts selected. The initial regular income payment is determined by dividing the contract value as of the valuation date no more than fourteen days prior to the initial regular income payment date, less any premium taxes, by 1,000 and multiplying this result by the annuity factor. Subsequent regular income payments are determined by dividing the Account Value as of the valuation date not more than fourteen days prior to the regular income payment due date (or each subsequent anniversary of the initial regular income date if levelized payments are selected) by 1,000 and multiplying this result by the annuity factor adjusted for the remaining annuity period.


i4LIFE/SM/ Advantage annuity factors are based on whether the i4LIFE/SM/ Advantage or the Income4Life(R) Solution is selected, an assumed investment return of either 3%, 4%, 5% or 6% per annum, the length of the Access Period, the length of time any regular income payments are guaranteed after the Access Period, the frequency of the regular income payments, and the age(s) and sex(es) of the annuitant(s) as of the date the initial regular income payment is calculated, and when applicable, the 1983 Table "a" Individual Annuity Mortality Table, modified.


At the end of the Access Period, the periodic regular income payment will purchase annuity units at the then current annuity unit value. Subsequent regular income payments made after the Access Period will be calculated using annuity units as described in the Variable annuity payouts section above.

The assumed interest rate is the measuring point for the subsequent regular income payments. Each subsequent regular income payment will fluctuate. If the actual net investment rate (annualized) for the contract exceeds the assumed rate, the regular income payment will increase at a rate approximately equal to the amount of such excess. Conversely, if the actual net investment rate for the contract is less than the assumed rate, the regular income payment will decrease. If a higher assumed rate of interest is selected, regular income payments will start at a higher level but will decrease more rapidly or increase more slowly.

Lincoln Life may use sex-distinct annuity factors for contracts that are not associated with employer sponsored plans and where not prohibited by law.


i4LIFE/SM/ Advantage options for IRA contracts

During the Access Period, regular income payments will be determined on the basis of: (1) the dollar value of the contract on December 31 of each year prior to the initial regular income payment and each subsequent regular income payment; (2) the annuity factor for the i4LIFE/SM/ Advantage or Income4Life(R) Solution option selected; and (3) the investment results of the fixed and/or variable subaccounts selected. The initial regular income payment is determined by dividing the contract value as of December 31of the year prior to the initial regular income payment date by 1,000 and multiplying this result by the annuity factor. Any regular income payments due in the same calendar year will be equal to the first regular income payment of the calendar year. This results in the regular income payment remaining level for a full calendar year and then adjusting at the beginning of the next calendar year. The first regular income payment of a subsequent calendar year will be determined by dividing the Account Value as of December 31 of the year prior by 1,000 and multiplying this result by the annuity factor adjusted for the remaining annuity period.



i4LIFE/SM/ Advantage annuity factors are based on whether the i4LIFE/SM/ Advantage or Income4Life(R) Solution is selected, an assumed investment return of either 3%, 4%, 5% or 6% per annum, the length of the Access Period, the length of time any regular income payments are guaranteed after the Access Period, the frequency of the regular income payments, and the age(s) and sex(es) of the annuitant(s) as of the date the initial regular income payment is calculated, and when applicable, the 1983 Table "a" Individual Annuity Mortality Table, modified.


At the end of the Access Period, the periodic regular income payment will purchase annuity units at the then current annuity unit value. Subsequent regular income payments made after the Access Period will be calculated using annuity units as described in the Variable annuity payouts section above.

The assumed interest rate is the measuring point for subsequent regular income payments. Regular income payments will be adjusted at the beginning of each calendar year during the Access Period, regardless of whether the Account Value is invested in fixed or variable subaccounts. After the Access Period each subsequent regular income payment will be adjusted. If the actual net investment rate (annualized) for the contract, whether based upon a fixed and/or variable subaccount, exceeds the assumed rate, the regular income payment will increase at a rate approximately equal to the amount of such excess. Conversely, if the actual net investment rate for the contract is less than the assumed rate, the regular income payment will decrease. If a higher assumed rate of interest is selected, regular income payments will start at a higher level but will decrease more rapidly or increase more slowly.

After the Acess Perod only the variable portion of each subsequent regular income payment will be adjusted as discussed above.

Lincoln Life may use sex-distinct annuity factors for contracts that are not associated with employer sponsored plans and where not prohibited by law.

Proof of age, sex and survival
Lincoln Life may require proof of age, sex or survival of any payee upon whose age, sex or survival payouts depend.
Automatic increase in the guaranteed minimum death benefit

Subject to the following terms and conditions, once a contract has been in force for a certain period, Lincoln Life will automatically increase the guaranteed minimum death benefit (GMDB):

Lincoln Life will automatically increase the GMDB, separately for each contract year's purchase payment(s), effective upon the seventh anniversary of each eligible contract year in which those payments were made (as the contingent deferred sales charge expires on those payments).

The attributable gain (AG), used to increase the GMDB, will be calculated based on the contract value at the close of business on the last valuation date preceding the seventh anniversary of the contract year for which the increase is made. The AG will be the amount which results from allocating the total appreciation in the contract to each contract year's purchase payments adjusted by withdrawals on a first-in-first out (FIFO) basis based on Lincoln Life's internal rate of return (IRR) calculation (as described below).

If a single purchase payment was deposited or multiple deposits were made in the first contract year only, then, upon adjustment, the increased GMDB will be the contract value on the seventh contract anniversary. However, if contract value is less than net purchase payments, the GMDB will not be adjusted.

If purchase payments have been deposited in multiple contract years, then, upon adjustment, the increased GMDB will be the sum of all purchase payments plus any attributable gain, as calculated for each contract year which has reached its seventh anniversary, minus any withdrawals, partial annuitizations and premium taxes incurred.

The IRR is the level compound rate of return, calculated by Lincoln Life, at which purchase payments less withdrawals will accumulate to the contract value on the contract anniversary beginning with the seventh anniversary. The application of the IRR methodology to any particular contract year could allocate gain, if any, in a manner which does not precisely correlate with the contract's actual investment experience for a particular contract year or subaccount. The calculation of the IRR assumes all purchase payments and withdrawals occur at the beginning of the contract year in which they were made. Once the IRR has been determined, the gain attributable to each contract year is calculated by applying the IRR to the purchase payments, less any withdrawals applied on a FIFO basis.

Additional services

Dollar cost averaging (DCA). You may systematically transfer on a monthly basis amounts from the DCA Fixed Account or certain variable subaccounts into the variable subaccounts. You may elect to participate in the DCA program at the time of application or at anytime before the annuity commencement date by completing an election form available from us. The minimum amount to be dollar cost averaged is $1,500.00 over any period between six and 60 months. Once elected, the program will remain in effect until the earlier of: (1) the annuity commencement date; (2) the value of the amount being DCA'd is depleted; or (3) you cancel the program by written request or by telephone if we have your telephone authorization on file. Currently, there is no charge for this service. However, we reserve the right to impose one. A transfer under this program is not considered a transfer for purposes of limiting the number of transfers that may be made, or assessing any charges which may apply to transfers. We reserve the right to discontinue this program at any time. DCA does not assure a profit or protect against loss.

Automatic Withdrawal Service (AWS). AWS provides an automatic, periodic withdrawal of contract value to you. AWS may take place on either a monthly, quarterly, semi-annual or annual basis, as selected by the contractowner. You may elect to participate in AWS at the time of application or at any time before the annuity commencement date by sending a written request to our home office. The minimum contract value required to establish AWS is $10,000. You may cancel or make changes to your AWS program at any time by sending a written request to our home office. If telephone authorization has been elected, certain changes may be made by telephone. Notwithstanding the requirements of the program, any withdrawal must be permitted by Section 401(a)(9) of the code for qualified plans or permitted under Section 72 for nonqualified contracts. To the extent that withdrawals under AWS do not qualify for an exemption from the contingent deferred sales charge, we will assess any applicable surrender charges on those withdrawals. We reserve the right to discontinue this program at any time.

Cross-reinvestment service. Under this option, account value in a designated subaccount or the fixed side of the contract that exceeds a certain baseline amount is automatically transferred to another specific variable subaccount(s) or the fixed side of the contract at specific intervals. You may elect to participate in cross-reinvestment at the time of application or at any time before the annuity commencement date by sending a writ- ten request to our home office or by telephone if we have your telephone authorization on file. You designate the holding account, the receiving account(s), and the baseline amount. Cross-reinvestment will continue until we receive authorization to terminate the program.

The minimum holding account value required to establish cross-reinvestment is $10,000. A transfer under this program is not considered a transfer for purposes of limiting the number of transfers that may be made, or assessing any charges which may apply to transfers. We reserve the right to discontinue this service at any time.

Portfolio Rebalancing. Portfolio Rebalancing is an option which, if elected by the contractowner, restores to a pre-determined level the percentage of contract value allocated to each variable account subaccount (e.g., 20% Money Market, 50% Growth, 30% International). This pre-determined level will be the allocation initially selected when the contract was purchased, unless subsequently changed. The portfolio rebalancing allocation may be changed at any time by submitting a written request to Lincoln Life or by telephone if we have your telephone authorization on file.

If portfolio rebalancing is elected, all purchase payments allocated to the variable account subaccounts must be subject to portfolio rebalancing.

Portfolio rebalancing may take place on either a monthly, quarterly, semi-annual or annual basis, as selected by the contractowner. Once the portfolio rebalancing option is activated, any variable account subaccount transfers executed outside of the portfolio rebalancing option will terminate the portfolio rebalancing option. Any subsequent purchase payment or withdrawal that modifies the account balance within each variable account subaccount may also cause termination of the portfolio rebalancing option. Any such termination will be confirmed to the contractowner. The contractowner may terminate the portfolio rebalancing option or re-enroll at any time by writing or by calling if we have your telephone authorization on file Lincoln Life.

The portfolio rebalancing program is not available following the annuity commencement date. Currently, there is no charge for this service. However, we reserve the right to impose one.

Other information

Due to differences in redemption rates, tax treatment or other considerations, the interests of contractowners under the variable life accounts could conflict with those of contractowners under the VAA. In those cases, where assets from variable life and variable annuity separate accounts are invested in the same fund(s) (i.e., where mixed funding occurs), the Boards of Directors of the fund involved will monitor for any material conflicts and determine what action, if any, should be taken. If it becomes necessary for any separate account to replace shares of any fund with another investment, that fund may have to liquidate securities on a disadvantageous basis. Refer to the Prospectus for each fund for more information about mixed funding.

Financial statements


Financial statements of the VAA and of Lincoln Life appear on the following pages.

Lincoln National Variable Annuity Account E

Statement of assets and liabilities

December 31, 2002

                                                                                    Mortality &
                                                         Contract                   Expense       Contract
                                                         Purchases                  Charges       Redemptions
                                                         Due From                   Payable To    Due To
                                                         The Lincoln                The Lincoln   The Lincoln
                                                         National Life              National Life National Life
                                                         Insurance                  Insurance     Insurance
                                            Investments  Company       Total Assets Company       Company       Net Assets
----------------------------------------------------------------------------------------------------------------------------
AFIS Asset Allocation Subaccount            $ 12,846,403    $  400     $ 12,846,803    $  446        $    --    $ 12,846,357
AFIS Blue Chip Income and Growth Subaccount    2,655,109        --        2,655,109        92             --       2,655,017
AFIS Bond Subaccount                           8,190,355        --        8,190,355       285             --       8,190,070
AFIS Cash Management Subaccount               12,323,803        --       12,323,803       432             35      12,323,336
AFIS Global Discovery Subaccount                  61,916        --           61,916         2             --          61,914
AFIS Global Growth Subaccount                  6,299,102        --        6,299,102       217             --       6,298,885
AFIS Global Small Capitalization Subaccount    4,660,465                  4,660,465       161             --       4,660,304
AFIS Growth Subaccount                       191,955,833        --      191,955,833     6,635          3,177     191,946,021
AFIS Growth-Income Subaccount                268,040,395        --      268,040,395     9,293         29,894     268,001,208
AFIS High-Income Bond Subaccount              23,116,030        --       23,116,030       802          8,472      23,106,756
AFIS International Subaccount                 27,314,357        --       27,314,357       944          3,447      27,309,966
AFIS New World Subaccount                      1,908,658       150        1,908,808        67             --       1,908,741
AFIS U.S. Government/AAA-Rated Securities
 Subaccount                                   31,594,834     2,269       31,597,103     1,095             --      31,596,008



See accompanying notes.

Lincoln National Variable Annuity Account E

Statement of operations

Year Ended December 31, 2002

                                                                                  AFIS
                                                                     AFIS         Blue Chip             AFIS       AFIS
                                                                     Asset        Income and AFIS       Cash       Global
                                                                     Allocation   Growth     Bond       Management Discovery
                                                                     Subaccount   Subaccount Subaccount Subaccount Subaccount
-----------------------------------------------------------------------------------------------------------------------------
Net Investment Income (loss):
 . Dividends from investment income                                  $   340,588  $  35,596   $269,662  $ 328,669   $   415
 . Mortality and expense guarantees                                     (177,255)   (29,320)   (88,043)  (146,712)     (221)
                                                                     -----------  ---------   --------  ---------   -------
NET INVESTMENT INCOME (LOSS)                                             163,333      6,276    181,619    181,957       194

Net Realized Gain (Loss) on Investments:
 . Net realized gain (loss) on investments                              (420,231)     3,917    (12,993)   (55,361)     (679)
 . Dividends from net realized gain on investments                            --         --         --        869        --
                                                                     -----------  ---------   --------  ---------   -------
NET REALIZED GAIN (LOSS) ON INVESTMENTS                                 (420,231)     3,917    (12,993)   (54,492)     (679)
Net change in unrealized appreciation or depreciation on investments  (1,746,834)  (515,614)   104,211   (132,869)   (2,588)
                                                                     -----------  ---------   --------  ---------   -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS      $(2,003,732) $(505,421)  $272,837  $  (5,404)  $(3,073)
                                                                     ===========  =========   ========  =========   =======




See accompanying notes.

              AFIS                                                                             AFIS
AFIS          Global                                     AFIS                                  U.S. Government/
Global        Small          AFIS          AFIS          High-Income  AFIS          AFIS       AAA-Rated
Growth        Capitalization Growth        Growth-Income Bond         International New World  Securities
Subaccount    Subaccount     Subaccount    Subaccount    Subaccount   Subaccount    Subaccount Subaccount
---------------------------------------------------------------------------------------------------------------
$    85,660    $    51,994   $    459,162  $  3,320,111  $ 2,434,395   $   546,226  $  43,309     $1,214,014
    (98,463)       (71,992)    (3,055,566)   (4,083,269)    (312,338)     (416,218)   (26,931)      (354,607)
-----------    -----------   ------------  ------------  -----------   -----------  ---------     ----------
    (12,803)       (19,998)    (2,596,404)     (763,158)   2,122,057       130,008     16,378        859,407

   (651,703)      (564,807)    (6,707,840)     (158,863)  (1,370,139)   (3,049,398)  (131,676)       311,640
         --             --             --            --           --            --         --             --
-----------    -----------   ------------  ------------  -----------   -----------  ---------     ----------
   (651,703)      (564,807)    (6,707,840)     (158,863)  (1,370,139)   (3,049,398)  (131,676)       311,640
   (687,020)      (691,483)   (63,966,493)  (68,556,961)  (1,709,965)   (2,623,141)   (57,599)       984,648
-----------    -----------   ------------  ------------  -----------   -----------  ---------     ----------
$(1,351,526)   $(1,276,288)  $(73,270,737) $(69,478,982) $  (958,047)  $(5,542,531) $(172,897)    $2,155,695
===========    ===========   ============  ============  ===========   ===========  =========     ==========

Lincoln National Variable Annuity Account E

Statements of changes in net assets

Years Ended December 31, 2001 and 2002

                                                       AFIS
                                          AFIS         Blue Chip                 AFIS          AFIS
                                          Asset        Income and   AFIS         Cash          Global
                                          Allocation   Growth       Bond         Management    Discovery
                                          Subaccount   Subaccount   Subaccount   Subaccount    Subaccount
---------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2001             $16,431,210  $        --  $ 3,896,610  $ 11,339,791   $     --
Changes From Operations:
 . Net investment income (loss)               391,828        2,299      213,929       518,610       (113)
 . Net realized gain (loss) on
   investments                              1,049,158      (23,866)      15,384       209,888    (11,214)
 . Net change in unrealized
   appreciation or depreciation on
   investments                             (1,498,321)     165,294       98,056      (451,880)      (646)
                                          -----------  -----------  -----------  ------------   --------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                    (57,335)     143,727      327,369       276,618    (11,973)
Change From Unit Transactions:
 Accumulation Units:
   . Contract purchases                     3,583,493    2,374,100    4,187,038    10,979,188     92,560
   . Terminated contracts and transfers
    to annuity reserves                    (4,814,157)    (284,977)  (1,820,827)  (10,449,139)   (56,972)
                                          -----------  -----------  -----------  ------------   --------
                                           (1,230,664)   2,089,123    2,366,211       530,049     35,588
 Annuity Reserves:
   . Transfer from accumulation units
    and between subaccounts                        --           --           --            --         --
   . Annuity payments                         (29,763)          --       (1,110)      (10,628)        --
   . Reimbursement of mortality
    guarantee adjustment                          159           --           33          (240)        --
                                          -----------  -----------  -----------  ------------   --------
                                              (29,604)          --       (1,077)      (10,868)        --
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM UNIT TRANSACTIONS          (1,260,268)   2,089,123    2,365,134       519,181     35,588
                                          -----------  -----------  -----------  ------------   --------
TOTAL INCREASE (DECREASE) IN NET ASSETS    (1,317,603)   2,232,850    2,692,503       795,799     23,615
                                          -----------  -----------  -----------  ------------   --------
NET ASSETS AT DECEMBER 31, 2001            15,113,607    2,232,850    6,589,113    12,135,590     23,615
Changes From Operations:
 . Net investment income (loss)               163,333        6,276      181,619       181,957        194
 . Net realized gain (loss) on
   investments                               (420,231)       3,917      (12,993)      (54,492)      (679)
 . Net change in unrealized
   appreciation or depreciation on
   investments                             (1,746,834)    (515,614)     104,211      (132,869)    (2,588)
                                          -----------  -----------  -----------  ------------   --------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                 (2,003,732)    (505,421)     272,837        (5,404)    (3,073)
Change From Unit Transactions:
 Accumulation Units:
   . Contract purchases                     4,431,125    2,669,544    4,524,390     8,606,814     63,900
   . Terminated contracts and transfers
    to annuity reserves                    (4,674,519)  (1,741,956)  (3,195,225)   (8,403,676)   (22,528)
                                          -----------  -----------  -----------  ------------   --------
                                             (243,394)     927,588    1,329,165       203,138     41,372
 Annuity Reserves:
   . Transfer from accumulation units
    and between subaccounts                        --           --           --            --         --
   . Annuity payments                         (20,231)          --       (1,078)      (10,314)        --
   . Reimbursement of mortality
    guarantee adjustment                          107           --           33           326         --
                                          -----------  -----------  -----------  ------------   --------
                                              (20,124)          --       (1,045)       (9,988)        --
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM UNIT TRANSACTIONS            (263,518)     927,588    1,328,120       193,150     41,372
                                          -----------  -----------  -----------  ------------   --------
TOTAL INCREASE (DECREASE) IN NET ASSETS    (2,267,250)     422,167    1,600,957       187,746     38,299
                                          -----------  -----------  -----------  ------------   --------
NET ASSETS AT DECEMBER 31, 2002           $12,846,357  $ 2,655,017  $ 8,190,070  $ 12,323,336   $ 61,914
                                          ===========  ===========  ===========  ============   ========

See accompanying notes.

                                                                                                       AFIS
              AFIS                                                                                     U.S.
AFIS          Global                        AFIS           AFIS                            AFIS        Government/
Global        Small          AFIS           Growth-        High-Income                     New         AAA-Rated
Growth        Capitalization Growth         Income         Bond         AFIS International World       Securities
Subaccount    Subaccount     Subaccount     Subaccount     Subaccount   Subaccount         Subaccount  Subaccount
-------------------------------------------------------------------------------------------------------------------
$14,102,853    $ 8,723,383   $ 455,090,621  $ 425,999,853  $30,252,274     $ 60,916,858    $2,521,065  $25,797,367
    (38,946)       (14,309)     (2,216,097)     3,139,399    2,829,742          (79,070)      (25,117)   1,117,988
    817,964       (168,488)    111,177,242     52,687,776     (545,251)      11,447,935       (89,455)     369,331
 (2,527,498)      (999,682)   (192,726,437)   (50,298,524)    (336,604)     (23,212,207)      (19,046)     (15,984)
-----------    -----------   -------------  -------------  -----------     ------------    ----------  -----------

 (1,748,480)    (1,182,479)    (83,765,292)     5,528,651    1,947,887      (11,843,342)     (133,618)   1,471,335
  1,596,353      1,772,548      22,039,920     17,679,870    2,686,559        3,905,506       487,772    4,416,393
 (4,297,881)    (3,121,015)    (86,573,130)   (70,267,550)  (6,447,673)     (14,565,302)     (752,547)  (6,041,410)
-----------    -----------   -------------  -------------  -----------     ------------    ----------  -----------
 (2,701,528)    (1,348,467)    (64,533,210)   (52,587,680)  (3,761,114)     (10,659,796)     (264,775)  (1,625,017)
     17,979             --         968,251         90,844           --               --            --       20,720
    (30,326)       (27,044)       (546,971)      (742,366)     (24,541)        (109,998)           --      (50,865)
         89             63         (65,979)       (45,257)       1,073              582            --         (990)
-----------    -----------   -------------  -------------  -----------     ------------    ----------  -----------
    (12,258)       (26,981)        355,301       (696,779)     (23,468)        (109,416)           --      (31,135)

 (2,713,786)    (1,375,448)    (64,177,909)   (53,284,459)  (3,784,582)     (10,769,212)     (264,775)  (1,656,152)
-----------    -----------   -------------  -------------  -----------     ------------    ----------  -----------
 (4,462,266)    (2,557,927)   (147,943,201)   (47,755,808)  (1,836,695)     (22,612,554)     (398,393)    (184,817)
-----------    -----------   -------------  -------------  -----------     ------------    ----------  -----------
  9,640,587      6,165,456     307,147,420    378,244,045   28,415,579       38,304,304     2,122,672   25,612,550
    (12,803)       (19,998)     (2,596,404)      (763,158)   2,122,057          130,008        16,378      859,407
   (651,703)      (564,807)     (6,707,840)      (158,863)  (1,370,139)      (3,049,398)     (131,676)     311,640
   (687,020)      (691,483)    (63,966,493)   (68,556,961)  (1,709,965)      (2,623,141)      (57,599)     984,648
-----------    -----------   -------------  -------------  -----------     ------------    ----------  -----------

 (1,351,526)    (1,276,288)    (73,270,737)   (69,478,982)    (958,047)      (5,542,531)     (172,897)   2,155,695
    622,224      1,398,215       7,208,476     11,912,181    1,790,353        2,046,682       663,675    9,672,518
 (2,587,018)    (1,603,085)    (48,765,728)   (52,204,472)  (6,128,110)      (7,415,109)     (704,709)  (5,793,806)
-----------    -----------   -------------  -------------  -----------     ------------    ----------  -----------
 (1,964,794)      (204,870)    (41,557,252)   (40,292,291)  (4,337,757)      (5,368,427)      (41,034)   3,878,712
         --             --          82,807        193,216       10,250               --            --        8,994
    (25,468)       (24,050)       (431,643)      (646,197)     (21,410)         (83,837)           --      (58,876)
         86             56         (24,574)       (18,583)      (1,859)             457            --       (1,067)
-----------    -----------   -------------  -------------  -----------     ------------    ----------  -----------
    (25,382)       (23,994)       (373,410)      (471,564)     (13,019)         (83,380)           --      (50,949)

 (1,990,176)      (228,864)    (41,930,662)   (40,763,855)  (4,350,776)      (5,451,807)      (41,034)   3,827,763
-----------    -----------   -------------  -------------  -----------     ------------    ----------  -----------
 (3,341,702)    (1,505,152)   (115,201,399)  (110,242,837)  (5,308,823)     (10,994,338)     (213,931)   5,983,458
-----------    -----------   -------------  -------------  -----------     ------------    ----------  -----------
$ 6,298,885    $ 4,660,304   $ 191,946,021  $ 268,001,208  $23,106,756     $ 27,309,966    $1,908,741  $31,596,008
===========    ===========   =============  =============  ===========     ============    ==========  ===========

Lincoln National Variable Annuity Account E

Notes to financial statements

1. Accounting Policies and Variable Account Information
The Variable Account: Lincoln National Variable Annuity Account E (the Variable Account) is a segregated investment account of The Lincoln National Life Insurance Company (the Company) and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a unit investment trust. The Variable Account consists of one product offering a guaranteed minimum death benefit (GMDB) rider option.

The assets of the Variable Account are owned by the Company. The portion of the Variable Account's assets supporting the annuity contracts may not be used to satisfy liabilities arising from any other business of the Company.

Basis of Presentation: The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States for unit investment trusts.

Investments: The Variable Account invests in the American Funds Insurance Series (AFIS) which consists of the following thirteen mutual funds (Funds):

AFIS Asset Allocation Fund
AFIS Blue Chip Income and Growth Fund
AFIS Bond Fund
AFIS Cash Management Fund
AFIS Global Discovery Fund
AFIS Global Growth Fund
AFIS Global Small Capitalization Fund
AFIS Growth Fund
AFIS Growth-Income Fund
AFIS High-Income Bond Fund
AFIS International Fund
AFIS New World Fund
AFIS U.S. Government/AAA-Rated Securities Fund

AFIS is registered as an open-ended management investment company. Investment in the Funds are stated at the closing net asset value per share on December 31, 2002, which approximates fair value. The difference between cost and fair value is reflected as unrealized appreciation and depreciation of investments.

Investment transactions are accounted for on a trade date-basis. The cost of investments sold is determined by the average-cost method.

Dividends: Dividends paid to the Variable Account are automatically reinvested in shares of the Funds on the payable date. Dividend income is recorded on the ex-dividend date.

Federal Income Taxes: Operations of the Variable Account form a part of and are taxed with operations of the Company, which is taxed as a "life insurance company" under the Internal Revenue Code. The Variable Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under current federal income tax law, no federal income taxes are payable with respect to the Variable Account's net investment income and the net realized gain on investments.

Annuity Reserves: Reserves on contracts not involving life contingencies are calculated using an assumed investment rate of 4%. Reserves on contracts involving life contingencies are calculated using a modification of the 1971 Individual Annuitant Mortality Table and an assumed investment rate of 4%.

2. Mortality and Expense Guarantees and Other Transactions with Affiliates Amounts are paid to the Company for mortality and expense (M&E) guarantees at a percentage of the current value of the Variable Account each day. The rates are as follows:

..  Legacy I at a daily rate of .0034247% (1.25% on an annual basis)
.. Legacy I at a daily rate of .00383561643% (1.40% on an annual basis) .. Legacy I at a daily rate of .00410958904% (1.50% on an annual basis) .. Legacy I at a daily rate of .00452054795% (1.65% on an annual basis) .. Legacy I at a daily rate of .00506849315% (1.85% on an annual basis) .. Legacy I at a daily rate of .00589041095% (2.15% on an annual basis) .. Legacy I at a daily rate of .00643835616% (2.35% on an annual basis)

In addition, amounts retained by the Company from the proceeds of the sales of annuity contracts for contract charges and surrender charges were as follows during 2002:

            Asset Allocation subaccount                     $ 19,463
            Blue Chip Income and Growth subaccount               811
            Bond subaccount                                    2,521
            Cash Management subaccount                        18,103
            Global Discovery subaccount                           42
            Global Growth subaccount                           4,289
            Global Small Capitalization subaccount             3,198
            Growth subaccount                                132,804
            Growth-Income subaccount                         198,281
            High-Income Bond subaccount                       16,936
            International subaccount                          19,576
            New World subaccount                               1,027
            U.S. Government/AAA-Rated Securities subaccount   20,423
                                                            --------
                                                            $437,474
                                                            ========

Accordingly, the Company is responsible for all sales, general, and administrative expenses applicable to the Variable Account.

Lincoln National Variable Annuity Account E

3. Condensed Financial Information


A summary of the unit values, units outstanding, net assets and total return and investment income ratios for variable life contracts as of and for the year or period ended December 31, 2002 follows. The fee rates below represent annualized contract expenses of the separate account, consisting primarily of mortality and expense guarantee charges.

                                               Unit Value Unit Value                                    Investment
                                               Beginning  End        Units                    Total     Income
                                               of Period  of Period  Outstanding Net Assets   Return(1) Ratio(2)
------------------------------------------------------------------------------------------------------------------
AFIS Asset Allocation Fund                                                                                 2.44%
  Legacy I (1.25% Fee Rate)                      $2.09      $1.81     6,227,780  $ 11,283,585  (13.28)%
  Legacy I--Annuity Reserve (1.25% Fee Rate)      2.09       1.81        51,144        92,663  (13.28)%
  Legacy I (1.40% Fee Rate)                       2.08       1.80       769,333     1,382,454  (13.41)%
  Legacy I (1.65% Fee Rate)                       1.06       0.92        95,331        87,655  (13.63)%
AFIS Blue Chip Income and Growth Fund                                                                      1.58%
  Legacy I (1.25% Fee Rate)                       0.94       0.72     3,109,623     2,229,094  (23.89)%
  Legacy I (1.40% Fee Rate)                       0.94       0.72       595,522       425,923  (24.00)%
AFIS Bond Fund                                                                                             3.90%
  Legacy I (1.25% Fee Rate)                       1.33       1.36     5,302,965     7,235,754    2.96%
  Legacy I--Annuity Reserve (1.25% Fee Rate)      1.33       1.36        12,649        17,259    2.96%
  Legacy I (1.40% Fee Rate)                       1.32       1.35       641,661       868,126    2.81%
  Legacy I (1.65% Fee Rate)                       1.01       1.04        66,444        68,931    2.55%
AFIS Cash Management Fund                                                                                  2.86%
  Legacy I (1.25% Fee Rate)                       1.80       1.80     5,556,234     9,988,432   (0.02)%
  Legacy I--Annuity Reserve (1.25% Fee Rate)      1.80       1.80        17,992        32,344   (0.02)%
  Legacy I (1.40% Fee Rate)                       1.79       1.78     1,291,527     2,302,560   (0.17)%
AFIS Global Discovery Fund                                                                                 2.54%
  Legacy I (1.25% Fee Rate)                       0.93       0.72        55,131        39,714  (22.40)%
  Legacy I (1.40% Fee Rate)                       0.93       0.72        30,894        22,200  (22.52)%
AFIS Global Growth Fund                                                                                    1.10%
  Legacy I (1.25% Fee Rate)                       1.57       1.33     4,267,631     5,663,612  (15.52)%
  Legacy I--Annuity Reserve (1.25% Fee Rate)      1.57       1.33        50,123        66,518  (15.52)%
  Legacy I (1.40% Fee Rate)                       1.56       1.32       432,139       568,755  (15.65)%
AFIS Global Small Capitalization Fund                                                                      0.92%
  Legacy I (1.25% Fee Rate)                       1.37       1.10     3,740,005     4,110,747  (19.84)%
  Legacy I--Annuity Reserve (1.25% Fee Rate)      1.37       1.10        10,478        11,517  (19.84)%
  Legacy I (1.40% Fee Rate)                       1.36       1.09       484,690       529,003  (19.96)%
  Legacy I (1.65% Fee Rate)                       1.25       1.00         9,053         9,037  (20.17)%
AFIS Growth Fund                                                                                           0.19%
  Legacy I (1.25% Fee Rate)                       6.16       4.61    36,036,160   165,948,479  (25.21)%
  Legacy I--Annuity Reserve (1.25% Fee Rate)      6.16       4.61       461,395     2,124,750  (25.21)%
  Legacy I (1.40% Fee Rate)                       6.12       4.57     5,212,494    23,811,298  (25.32)%
  Legacy I (1.65% Fee Rate)                       1.22       0.91        67,888        61,494  (25.51)%
AFIS Growth-Income Fund                                                                                    1.03%
  Legacy I (1.25% Fee Rate)                       4.44       3.59    63,977,888   229,434,166  (19.16)%
  Legacy I--Annuity Reserve (1.25% Fee Rate)      4.44       3.59       688,663     2,469,647  (19.16)%
  Legacy I (1.40% Fee Rate)                       4.41       3.56    10,080,998    35,859,946  (19.28)%
  Legacy I (1.65% Fee Rate)                       1.12       0.90       263,871       237,449  (19.49)%
AFIS High-Income Bond Fund                                                                                 9.88%
  Legacy I (1.25% Fee Rate)                       2.88       2.80     7,187,088    20,099,029   (2.74)%
  Legacy I--Annuity Reserve (1.25% Fee Rate)      2.88       2.80        30,215        84,497   (2.74)%
  Legacy I (1.40% Fee Rate)                       2.86       2.77     1,041,225     2,887,843   (2.88)%
  Legacy I (1.65% Fee Rate)                       1.05       1.02        34,839        35,387   (3.14)%
AFIS International Fund                                                                                    1.66%
  Legacy I (1.25% Fee Rate)                       1.78       1.50    15,922,219    23,886,203  (15.64)%
  Legacy I--Annuity Reserve (1.25% Fee Rate)      1.78       1.50       217,656       326,524  (15.64)%
  Legacy I (1.40% Fee Rate)                       1.77       1.49     2,081,565     3,097,239  (15.77)%
AFIS New World Fund                                                                                        2.05%
  Legacy I (1.25% Fee Rate)                       0.96       0.90     1,772,274     1,596,467   (6.62)%
  Legacy I (1.40% Fee Rate)                       0.96       0.90       348,522       312,274   (6.76)%
AFIS U.S. Government/AAA-Rated Securities Fund                                                             4.33%
  Legacy I (1.25% Fee Rate)                       2.28       2.47    11,526,699    28,443,181    8.09%
  Legacy I--Annuity Reserve (1.25% Fee Rate)      2.28       2.47        83,054       204,942    8.09%
  Legacy I (1.40% Fee Rate)                       2.27       2.45     1,165,834     2,853,045    7.93%
  Legacy I (1.65% Fee Rate)                       1.00       1.07        88,298        94,840    7.66%

--------
(1) These amounts represent the total return, including changes in the value of the underlying subaccount, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized.
(2) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Investment income ratios are not annualized.

Lincoln National Variable Annuity Account E

A summary of the unit values, units outstanding, net assets and total return and investment income ratios for variable life contracts as of and for the year or period ended December 31, 2001 follows. The fee rates below represent annualized contract expenses of the separate account, consisting primarily of mortality and expense guarantee charges.

                                              Unit Value Unit Value                                    Investment
                                              Beginning  End        Units                    Total     Income
                                              of Period  of Period  Outstanding Net Assets   Return(4) Ratio(5)
-----------------------------------------------------------------------------------------------------------------
AFIS Asset Allocation Fund                                                                                3.77%
  Legacy I (1.25% Fee Rate)                     $2.10      $2.09     6,543,201  $ 13,670,599   (0.48)%
  Legacy I--Annuity Reserve (1.25% Fee Rate)     2.10       2.09        61,175       127,812   (0.48)%
  Legacy I (1.40% Fee Rate)                      2.09       2.08       603,762     1,252,961   (0.63)%
  Legacy I (1.50% Fee Rate)(3)                   1.00       1.07         1,000         1,075    7.49%
  Legacy I (1.65% Fee Rate)(2)                   1.00       1.06        57,451        61,160    6.45%
AFIS Blue Chip Income and Growth Fund                                                                     0.85%
  Legacy I (1.25% Fee Rate)(1)                   1.00       0.94       919,447       865,974   (5.82)%
  Legacy I (1.40% Fee Rate)(1)                   1.00       0.94     1,450,070     1,364,694   (5.89)%
  Legacy I (1.50% Fee Rate)(3)                   1.00       1.09         1,000         1,091    9.11%
  Legacy I (1.65% Fee Rate)(3)                   1.00       1.09         1,000         1,090    9.04%
AFIS Bond Fund                                                                                            5.24%
  Legacy I (1.25% Fee Rate)                      1.24       1.33     4,246,662     5,627,628    7.13%
  Legacy I--Annuity Reserve (1.25% Fee Rate)     1.24       1.33        13,450        17,823    7.13%
  Legacy I (1.40% Fee Rate)                      1.23       1.32       692,183       910,882    6.96%
  Legacy I (1.50% Fee Rate)(3)                   1.00       1.01         1,000         1,012    1.24%
  Legacy I (1.65% Fee Rate)(3)                   1.00       1.01        31,403        31,767    1.16%
AFIS Cash Management Fund                                                                                 5.54%
  Legacy I (1.25% Fee Rate)                      1.76       1.80     5,292,380     9,515,862    2.38%
  Legacy I--Annuity Reserve (1.25% Fee Rate)     1.76       1.80        23,547        42,338    2.38%
  Legacy I (1.40% Fee Rate)                      1.75       1.79     1,442,127     2,575,386    2.22%
  Legacy I (1.50% Fee Rate)(3)                   1.00       1.00         1,000         1,002    0.20%
  Legacy I (1.65% Fee Rate)(3)                   1.00       1.00         1,000         1,001    0.12%
AFIS Global Discovery Fund                                                                                0.28%
  Legacy I (1.25% Fee Rate)(1)                   1.00       0.93        21,973        20,423   (7.20)%
  Legacy I (1.40% Fee Rate)(1)                   1.00       0.93         1,000           927   (7.28)%
  Legacy I (1.50% Fee Rate)(3)                   1.00       1.13         1,000         1,133   13.26%
  Legacy I (1.65% Fee Rate)(3)                   1.00       1.13         1,000         1,132   13.21%
AFIS Global Growth Fund                                                                                   0.91%
  Legacy I (1.25% Fee Rate)                      1.85       1.57     5,198,009     8,165,787  (15.06)%
  Legacy I--Annuity Reserve (1.25% Fee Rate)     1.85       1.57        67,858       106,601  (15.06)%
  Legacy I (1.40% Fee Rate)                      1.84       1.56       875,386     1,365,866  (15.19)%
  Legacy I (1.50% Fee Rate)(3)                   1.00       1.17         1,000         1,167   16.71%
  Legacy I (1.65% Fee Rate)(3)                   1.00       1.17         1,000         1,167   16.66%
AFIS Global Small Capitalization Fund                                                                     1.06%
  Legacy I (1.25% Fee Rate)                      1.59       1.37     3,949,305     5,415,241  (13.71)%
  Legacy I--Annuity Reserve (1.25% Fee Rate)     1.59       1.37        28,751        39,424  (13.71)%
  Legacy I (1.40% Fee Rate)                      1.58       1.36       519,418       708,290  (13.84)%
  Legacy I (1.50% Fee Rate)(3)                   1.00       1.25         1,000         1,251   25.10%
  Legacy I (1.65% Fee Rate)(3)                   1.00       1.25         1,000         1,250   25.04%
AFIS Growth Fund                                                                                          0.65%
  Legacy I (1.25% Fee Rate)                      7.60       6.16    43,393,237   267,191,031  (18.95)%
  Legacy I--Annuity Reserve (1.25% Fee Rate)     7.60       6.16       537,121     3,307,291  (18.95)%
  Legacy I (1.40% Fee Rate)                      7.56       6.12     5,976,176    36,557,668  (19.08)%
  Legacy I (1.50% Fee Rate)(3)                   1.00       1.23         1,000         1,233   23.30%
  Legacy I (1.65% Fee Rate)(2)                   1.00       1.22        74,174        90,197   21.60%
AFIS Growth-Income Fund                                                                                   2.06%
  Legacy I (1.25% Fee Rate)                      4.37       4.44    73,778,813   327,304,862    1.50%
  Legacy I--Annuity Reserve (1.25% Fee Rate)     4.37       4.44       810,327     3,594,853    1.50%
  Legacy I (1.40% Fee Rate)                      4.35       4.41    10,719,640    47,242,304    1.35%
  Legacy I (1.50% Fee Rate)(3)                   1.00       1.13         1,000         1,133   13.27%
  Legacy I (1.65% Fee Rate)(2)                   1.00       1.12        90,272       100,894   11.77%

Lincoln National Variable Annuity Account E

                                               Unit Value Unit Value                                    Investment
                                               Beginning  End        Units                    Total     Income
                                               of Period  of Period  Outstanding Net Assets   Return(4) Ratio(5)
------------------------------------------------------------------------------------------------------------------
AFIS High-Income Bond Fund                                                                                10.86%
  Legacy I (1.25% Fee Rate)                      $2.70      $2.88     8,789,502  $ 25,272,087    6.67%
  Legacy I--Annuity Reserve (1.25% Fee Rate)      2.70       2.88        35,159       101,090    6.67%
  Legacy I (1.40% Fee Rate)                       2.68       2.86     1,064,589     3,040,304    6.51%
  Legacy I (1.50% Fee Rate)(3)                    1.00       1.05         1,000         1,049    4.93%
  Legacy I (1.65% Fee Rate)(3)                    1.00       1.05         1,000         1,049    4.87%
AFIS International Fund                                                                                    1.10%
  Legacy I (1.25% Fee Rate)                       2.24       1.78    18,934,470    33,671,435  (20.73)%
  Legacy I--Annuity Reserve (1.25% Fee Rate)      2.24       1.78       268,375       477,255  (20.73)%
  Legacy I (1.40% Fee Rate)                       2.23       1.77     2,351,293     4,153,444  (20.85)%
  Legacy I (1.50% Fee Rate)(3)                    1.00       1.09         1,000         1,085    8.53%
  Legacy I (1.65% Fee Rate)(3)                    1.00       1.08         1,000         1,085    8.47%
AFIS New World Fund                                                                                        0.19%
  Legacy I (1.25% Fee Rate)                       1.02       0.96     1,843,120     1,778,028   (5.18)%
  Legacy I (1.40% Fee Rate)                       1.02       0.96       356,307       342,401   (5.32)%
  Legacy I (1.50% Fee Rate)(3)                    1.00       1.12         1,000         1,122   12.18%
  Legacy I (1.65% Fee Rate)(3)                    1.00       1.12         1,000         1,121   12.12%
AFIS U.S. Government/AAA-Rated Securities Fund                                                             5.57%
  Legacy I (1.25% Fee Rate)                       2.16       2.28    10,176,997    23,232,074    5.91%
  Legacy I--Annuity Reserve (1.25% Fee Rate)      2.16       2.28       104,456       238,452    5.91%
  Legacy I (1.40% Fee Rate)                       2.14       2.27       930,244     2,109,186    5.75%
  Legacy I (1.50% Fee Rate)(3)                    1.00       1.00         1,000           998   (0.16)%
  Legacy I (1.65% Fee Rate)(3)                    1.00       1.00        31,915        31,840   (0.24)%

--------
(1) Reflects less than a full year of activity. Funds were first received in this option on 7/3/2001.
(2) Reflects less than a full year of activity. Funds were first received in this option on 09/18/2001.
(3) Reflects less than a full year of activity. Funds were first received in this option on 09/19/2001.
(4) These amounts represent the total return, including changes in the value of the underlying subaccount, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized.
(5) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Investment income ratios are not annualized.

Lincoln National Variable Annuity Account E

A summary of the unit values, units outstanding, net assets and total return ratio for variable annuity contracts as of and for the year or period ended December 31, 2000 follows. The fee rates below represent annualized contract expenses of the separate account, consisting primarily of mortality and expense guarantee charges.

                                               Unit Value Unit Value
                                               Beginning  End        Units                    Total
                                               of Period  of Period  Outstanding Net Assets   Return(1)
-------------------------------------------------------------------------------------------------------
AFIS Asset Allocation Fund
  Legacy I (1.25% Fee Rate)                      $2.03      $2.10     7,059,694  $ 14,821,329    3.32%
  Legacy I--Annuity Reserve (1.25% Fee Rate)      2.03       2.10        75,438       158,376    3.32%
  Legacy I (1.40% Fee Rate)                       2.02       2.09       695,009     1,451,505    3.16%
AFIS Bond Fund
  Legacy I (1.25% Fee Rate)                       1.19       1.24     2,993,803     3,703,233    3.92%
  Legacy I--Annuity Reserve (1.25% Fee Rate)      1.19       1.24        14,283        17,667    3.92%
  Legacy I (1.40% Fee Rate)                       1.19       1.23       142,820       175,710    3.76%
AFIS Cash Management Fund
  Legacy I (1.25% Fee Rate)                       1.68       1.76     5,086,708     8,933,809    4.72%
  Legacy I--Annuity Reserve (1.25% Fee Rate)      1.68       1.76        29,646        52,068    4.72%
  Legacy I (1.40% Fee Rate)                       1.67       1.75     1,347,403     2,353,914    4.56%
AFIS Global Growth Fund
  Legacy I (1.25% Fee Rate)                       2.30       1.85     6,969,458    12,889,495  (19.72)%
  Legacy I--Annuity Reserve (1.25% Fee Rate)      2.30       1.85        75,165       139,012  (19.72)%
  Legacy I (1.40% Fee Rate)                       2.29       1.84       583,991     1,074,346  (19.84)%
AFIS Global Small Capitalization Fund
  Legacy I (1.25% Fee Rate)                       1.92       1.59     4,898,590     7,784,418  (17.37)%
  Legacy I--Annuity Reserve (1.25% Fee Rate)      1.92       1.59        47,758        75,893  (17.37)%
  Legacy I (1.40% Fee Rate)                       1.92       1.58       545,307       863,072  (17.50)%
AFIS Growth Fund
  Legacy I (1.25% Fee Rate)                       7.35       7.60    52,734,357   400,646,109    3.43%
  Legacy I--Annuity Reserve (1.25% Fee Rate)      7.35       7.60       499,277     3,793,230    3.43%
  Legacy I (1.40% Fee Rate)                       7.32       7.56     6,700,614    50,651,282    3.27%
AFIS Growth-Income Fund
  Legacy I (1.25% Fee Rate)                       4.09       4.37    84,841,921   370,820,363    6.90%
  Legacy I--Annuity Reserve (1.25% Fee Rate)      4.09       4.37       969,294     4,236,514    6.90%
  Legacy I (1.40% Fee Rate)                       4.07       4.35    11,715,190    50,942,976    6.74%
AFIS High-Income Bond Fund
  Legacy I (1.25% Fee Rate)                       2.82       2.70     9,926,744    26,756,416   (4.26)%
  Legacy I--Annuity Reserve (1.25% Fee Rate)      2.82       2.70        43,490       117,222   (4.26)%
  Legacy I (1.40% Fee Rate)                       2.80       2.68     1,260,116     3,378,636   (4.41)%
AFIS International Fund
  Legacy I (1.25% Fee Rate)                       2.91       2.24    24,081,335    54,023,668  (22.82)%
  Legacy I--Annuity Reserve (1.25% Fee Rate)      2.91       2.24       325,298       729,769  (22.82)%
  Legacy I (1.40% Fee Rate)                       2.90       2.23     2,761,673     6,163,421  (22.94)%
AFIS New World Fund
  Legacy I (1.25% Fee Rate)                       1.18       1.02     2,131,935     2,169,019  (13.52)%
  Legacy I (1.40% Fee Rate)                       1.18       1.02       346,840       352,046  (13.65)%
AFIS U.S. Government/AAA-Rated Securities Fund
  Legacy I (1.25% Fee Rate)                       1.95       2.16    10,874,908    23,440,588   10.30%
  Legacy I--Annuity Reserve (1.25% Fee Rate)      1.95       2.16       118,195       254,765   10.30%
  Legacy I (1.40% Fee Rate)                       1.95       2.14       980,373     2,102,014   10.14%

--------
(1) These amounts represent the total return, including changes in the value of the underlying subaccount, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized.

Lincoln National Variable Annuity Account E

A summary of the unit values, units outstanding, net assets and total return ratio for variable annuity contracts as of and for the year or period ended December 31, 1999 follows. The fee rates below represent annualized contract expenses of the separate account, consisting primarily of mortality and expense guarantee charges.

                                               Unit Value Unit Value
                                               Beginning  End        Units                    Total
                                               of Period  of Period  Outstanding Net Assets   Return(1)
-------------------------------------------------------------------------------------------------------
AFIS Asset Allocation Fund
  Legacy I (1.25% Fee Rate)                      $1.92      $2.03      9,335,071 $ 18,969,360    5.92%
  Legacy I--Annuity Reserve (1.25% Fee Rate)      1.92       2.03        110,053      223,634    5.92%
  Legacy I (1.40% Fee Rate)                       1.91       2.02        358,886      726,557    5.76%
AFIS Bond Fund
  Legacy I (1.25% Fee Rate)                       1.17       1.19      3,311,793    3,942,232    1.53%
  Legacy I--Annuity Reserve (1.25% Fee Rate)      1.17       1.19         38,321       45,615    1.53%
  Legacy I (1.40% Fee Rate)                       1.17       1.19        101,076      119,847    1.38%
AFIS Cash Management Fund
  Legacy I (1.25% Fee Rate)                       1.62       1.68      8,009,500   13,433,182    3.53%
  Legacy I--Annuity Reserve (1.25% Fee Rate)      1.62       1.68         35,934       60,267    3.53%
  Legacy I (1.40% Fee Rate)                       1.62       1.67        556,139      929,183    3.37%
AFIS Global Growth Fund
  Legacy I (1.25% Fee Rate)                       1.37       2.30      5,811,717   13,388,056   67.91%
  Legacy I--Annuity Reserve (1.25% Fee Rate)      1.37       2.30        103,969      239,505   67.91%
  Legacy I (1.40% Fee Rate)                       1.37       2.29        255,833      587,115   67.65%
AFIS Global Small Capitalization Fund
  Legacy I (1.25% Fee Rate)                       1.02       1.92      4,008,037    7,708,441   89.40%
  Legacy I--Annuity Reserve (1.25% Fee Rate)      1.02       1.92         38,477       74,000   89.40%
  Legacy I (1.40% Fee Rate)                       1.01       1.92        196,976      377,878   89.11%
AFIS Growth Fund
  Legacy I (1.25% Fee Rate)                       4.72       7.35     61,232,144  449,795,727   55.67%
  Legacy I--Annuity Reserve (1.25% Fee Rate)      4.72       7.35        482,210    3,542,194   55.67%
  Legacy I (1.40% Fee Rate)                       4.71       7.32      3,590,334   26,280,321   55.43%
AFIS Growth-Income Fund
  Legacy I (1.25% Fee Rate)                       3.71       4.09    106,639,474  436,009,133   10.09%
  Legacy I--Annuity Reserve (1.25% Fee Rate)      3.71       4.09        905,759    3,703,310   10.09%
  Legacy I (1.40% Fee Rate)                       3.71       4.07      6,007,211   24,472,782    9.93%
AFIS High-Income Bond Fund
  Legacy I (1.25% Fee Rate)                       2.69       2.82     13,416,178   37,771,689    4.48%
  Legacy I--Annuity Reserve (1.25% Fee Rate)      2.69       2.82         61,542      173,265    4.48%
  Legacy I (1.40% Fee Rate)                       2.69       2.80        681,720    1,912,073    4.32%
AFIS International Fund
  Legacy I (1.25% Fee Rate)                       1.67       2.91     28,018,531   81,442,104   74.24%
  Legacy I--Annuity Reserve (1.25% Fee Rate)      1.67       2.91        244,538      710,804   74.24%
  Legacy I (1.40% Fee Rate)                       1.66       2.90      1,176,489    3,407,137   73.98%
AFIS New World Fund
  Legacy I (1.25% Fee Rate)(1)                    1.00       1.18      1,193,592    1,404,263   17.65%
  Legacy I (1.40% Fee Rate)(1)                    1.00       1.18        158,293      186,073   17.55%
AFIS U.S. Government/AAA-Rated Securities Fund
  Legacy I (1.25% Fee Rate)                       1.99       1.95     13,728,281   26,826,896   (1.76)%
  Legacy I--Annuity Reserve (1.25% Fee Rate)      1.99       1.95        124,661      243,605   (1.76)%
  Legacy I (1.40% Fee Rate)                       1.98       1.95        639,967    1,245,846   (1.91)%

--------
(1) Reflects less than a full year of activity. Funds were first received in this option on 6/10/1999.
(2) These amounts represent the total return, including changes in the value of the underlying subaccount, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized.

Lincoln National Variable Annuity Account E

A summary of the unit values, units outstanding, net assets and total return ratio for variable annuity contracts as of and for the year or period ended December 31, 1998 follows. The fee rates below represent annualized contract expenses of the separate account, consisting primarily of mortality and expense guarantee charges.

                                               Unit Value Unit Value
                                               Beginning  End        Units                    Total
                                               of Period  of Period  Outstanding Net Assets   Return(2)
-------------------------------------------------------------------------------------------------------
AFIS Asset Allocation Fund
  Legacy I (1.25% Fee Rate)                      $1.72      $1.92     10,140,130 $ 19,453,266   11.73%
  Legacy I--Annuity Reserve (1.25% Fee Rate)      1.72       1.92         98,537      189,038   11.73%
  Legacy I (1.40% Fee Rate)                       1.72       1.91        228,386      437,168   11.56%
AFIS Bond Fund
  Legacy I (1.25% Fee Rate)                       1.14       1.17      3,609,330    4,231,491    3.07%
  Legacy I--Annuity Reserve (1.25% Fee Rate)      1.14       1.17         54,397       63,774    3.07%
  Legacy I (1.40% Fee Rate)                       1.14       1.17         83,683       97,872    2.91%
AFIS Cash Management Fund
  Legacy I (1.25% Fee Rate)                       1.56       1.62      7,083,744   11,475,585    3.85%
  Legacy I--Annuity Reserve (1.25% Fee Rate)      1.56       1.62         17,982       29,131    3.85%
  Legacy I (1.40% Fee Rate)                       1.56       1.62        456,150      737,251    3.69%
AFIS Global Growth Fund
  Legacy I (1.25% Fee Rate)                       1.08       1.37      4,950,189    6,791,564   27.43%
  Legacy I--Annuity Reserve (1.25% Fee Rate)      1.08       1.37        153,478      210,569   27.43%
  Legacy I (1.40% Fee Rate)                       1.08       1.37        102,783      140,688   27.24%
AFIS Global Small Capitalization Fund
  Legacy I (1.25% Fee Rate)(1)                    1.00       1.02      2,311,789    2,347,525    1.55%
  Legacy I (1.40% Fee Rate)(1)                    1.00       1.01        116,305      117,981    1.44%
AFIS Growth Fund
  Legacy I (1.25% Fee Rate)                       3.52       4.72     69,344,473  327,229,369   33.87%
  Legacy I--Annuity Reserve (1.25% Fee Rate)      3.52       4.72        504,326    2,379,861   33.87%
  Legacy I (1.40% Fee Rate)                       3.52       4.71      3,154,427   14,854,976   33.67%
AFIS Growth-Income Fund
  Legacy I (1.25% Fee Rate)                       3.18       3.71    123,175,662  457,459,710   16.91%
  Legacy I--Annuity Reserve (1.25% Fee Rate)      3.18       3.71        893,070    3,316,754   16.91%
  Legacy I (1.40% Fee Rate)                       3.17       3.71      5,723,011   21,209,910   16.73%
AFIS High-Income Bond Fund
  Legacy I (1.25% Fee Rate)                       2.72       2.69     16,577,703   44,669,416   (0.80)%
  Legacy I--Annuity Reserve (1.25% Fee Rate)      2.72       2.69         73,080      196,916   (0.80)%
  Legacy I (1.40% Fee Rate)                       2.71       2.69        614,406    1,651,844   (0.95)%
AFIS International Fund
  Legacy I (1.25% Fee Rate)                       1.39       1.67     30,224,570   50,421,032   19.72%
  Legacy I--Annuity Reserve (1.25% Fee Rate)      1.39       1.67        121,406      202,531   19.72%
  Legacy I (1.40% Fee Rate)                       1.39       1.66        953,749    1,587,572   19.54%
AFIS U.S. Government/AAA-Rated Securities Fund
  Legacy I (1.25% Fee Rate)                       1.86       1.99     16,874,471   33,565,994    6.85%
  Legacy I--Annuity Reserve (1.25% Fee Rate)      1.86       1.99         90,550      180,119    6.85%
  Legacy I (1.40% Fee Rate)                       1.86       1.98        545,229    1,082,062    6.69%

--------
(1) Reflects less than a full year of activity. Funds were first received in this option on 4/29/1998.
(2) These amounts represent the total return, including changes in the value of the underlying subaccount, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized.

Lincoln National Variable Annuity Account E

4. Purchases and Sales of Investments
The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 2002.

                                               Aggregate  Aggregate
                                               Cost of    Proceeds
                                               Purchases  from Sales
---------------------------------------------------------------------
AFIS Asset Allocation Fund                     $3,717,107 $ 3,873,400
AFIS Blue Chip Income and Growth Fund           2,669,815   1,752,114
AFIS Bond Fund                                  4,263,879   2,754,542
AFIS Cash Management Fund                       6,712,334   6,337,934
AFIS Global Discovery Fund                         64,318      22,753
AFIS Global Growth Fund                           569,427   2,593,345
AFIS Global Small Capitalization Fund           1,248,437   1,497,596
AFIS Growth Fund                                1,502,418  46,184,488
AFIS Growth-Income Fund                         5,156,080  46,788,769
AFIS High-Income Bond Fund                      3,449,641   5,676,450
AFIS International Fund                         1,362,347   6,730,709
AFIS New World Fund                               651,222     697,629
AFIS U.S. Government/AAA-Rated Securities Fund  9,275,528   4,599,529

5. Investments
The following is a summary of investments owned at December 31, 2002.

                                                           Net
                                               Shares      Asset  Value of     Cost of
                                               Outstanding Value  Shares       Shares
-------------------------------------------------------------------------------------------
AFIS Asset Allocation Fund                      1,050,401  $12.23 $ 12,846,403 $ 15,005,108
AFIS Blue Chip Income and Growth Fund             370,308    7.17    2,655,109    3,005,429
AFIS Bond Fund                                    786,778   10.41    8,190,355    7,982,915
AFIS Cash Management Fund                       1,103,295   11.17   12,323,803   12,488,795
AFIS Global Discovery Fund                          8,528    7.26       61,916       65,150
AFIS Global Growth Fund                           554,987   11.35    6,299,102    8,434,214
AFIS Global Small Capitalization Fund             502,747    9.27    4,660,465    7,046,133
AFIS Growth Fund                                5,735,161   33.47  191,955,833  243,675,175
AFIS Growth-Income Fund                        10,458,072   25.63  268,040,395  293,857,703
AFIS High-Income Bond Fund                      2,214,179   10.44   23,116,030   28,318,083
AFIS International Fund                         2,712,449   10.07   27,314,357   43,640,464
AFIS New World Fund                               217,883    8.76    1,908,658    2,278,706
AFIS U.S. Government/AAA-Rated Securities Fund  2,554,150   12.37   31,594,834   29,032,222

6. Changes in Units Outstanding
The change in units outstanding for the year ended December 31, 2002 is as follows:

                                               Units     Units        Net Increase
                                               Issued    Redeemed     (Decrease)
----------------------------------------------------------------------------------
AFIS Asset Allocation Fund                     2,164,802  (2,287,804)    (123,002)
AFIS Blue Chip Income and Growth Fund          3,413,331  (2,079,704)   1,333,627
AFIS Bond Fund                                 3,383,784  (2,344,763)   1,039,021
AFIS Cash Management Fund                      4,698,382  (4,592,684)     105,698
AFIS Global Discovery Fund                        85,926     (24,873)      61,053
AFIS Global Growth Fund                          486,747  (1,880,107)  (1,393,360)
AFIS Global Small Capitalization Fund          1,047,489  (1,302,736)    (255,247)
AFIS Growth Fund                               1,244,717  (9,448,488)  (8,203,771)
AFIS Growth-Income Fund                        3,023,474 (13,412,106) (10,388,632)
AFIS High-Income Bond Fund                       668,812  (2,266,694)  (1,597,882)
AFIS International Fund                        1,045,758  (4,380,455)  (3,334,697)
AFIS New World Fund                              708,745    (789,377)     (80,632)
AFIS U.S. Government/AAA-Rated Securities Fund 4,021,373  (2,402,101)   1,619,272

7. New Investment Funds
During 2001, the AFIS Global Discovery Fund and the AFIS Blue Chip Income and Growth Fund became available as investment options for Variable Account contract owners. Accordingly, the 2001 statements of operations and changes in net assets and total return and investment income ratios in footnote 3 for these subaccounts are for the period from July 3, 2001 (commencement of operations) to December 31, 2001.

During 2002, the AFIS High-Yield Bond Fund changed its name to the AFIS High-Income Bond Fund.

Report of Ernst & Young LLP,
Independent Auditors

Board of Directors of The Lincoln National Life Insurance Company
  and
Contract Owners of Lincoln National Variable Annuity Account E

We have audited the accompanying statement of assets and liabilities of Lincoln National Variable Annuity Account E ("Variable Account") (comprised of the following subaccounts: American Funds Insurance Series ("AFIS") Asset Allocation, AFIS Blue Chip Income and Growth, AFIS Bond, AFIS Cash Management, AFIS Global Discovery, AFIS Global Growth, AFIS Global Small Capitalization, AFIS Growth, AFIS Growth-Income, AFIS High-Income Bond, AFIS International, AFIS New World, and AFIS U.S. Government/AAA-Rated Securities), as of December 31, 2002, the related statement of operations for the year then ended, and the statements of changes in net assets for each of the respective two years or periods in the period then ended. These financial statements are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 2002, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting the Lincoln National Variable Annuity Account E at December 31, 2002, the results of their operations for the year then ended, and the changes in their net assets for each of the respective two years or periods in the period then ended, in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP

Fort Wayne, Indiana
March 3, 2003

                  The Lincoln National Life Insurance Company

The Lincoln National Life Insurance Company

Consolidated Balance Sheets

                                                                                                December 31
                                                                                              2002        2001
                                                                                          -----------  -----------
                                                                                               (000s omitted)
                                                                                          ------------------------
ASSETS
Investments:
 Securities available-for-sale, at fair value:
   Fixed maturity (cost: 2002 -- $29,746,303; 2001 -- $26,599,804)                        $31,310,917  $26,944,945
------------------------------------------------------------------------------------------
   Equity (cost: 2002 -- $196,697; 2001 -- $260,678)                                          207,741      258,734
------------------------------------------------------------------------------------------
 Mortgage loans on real estate                                                              4,199,683    4,527,257
------------------------------------------------------------------------------------------
 Real estate                                                                                  279,485      267,700
------------------------------------------------------------------------------------------
 Policy loans                                                                               1,937,678    1,931,112
------------------------------------------------------------------------------------------
 Derivative instruments                                                                        64,780       49,251
------------------------------------------------------------------------------------------
 Other investments                                                                            377,746      506,997
------------------------------------------------------------------------------------------
                                                                                          -----------  -----------
Total Investments                                                                          38,378,030   34,485,996
------------------------------------------------------------------------------------------
Investment in unconsolidated affiliates                                                            --        8,134
------------------------------------------------------------------------------------------
Cash and invested cash                                                                      1,246,523    2,818,382
------------------------------------------------------------------------------------------
Property and equipment                                                                        170,424      171,990
------------------------------------------------------------------------------------------
Deferred acquisition costs                                                                  2,373,234    2,267,039
------------------------------------------------------------------------------------------
Premiums and fees receivable                                                                  180,561      376,883
------------------------------------------------------------------------------------------
Accrued investment income                                                                     504,944      531,242
------------------------------------------------------------------------------------------
Assets held in separate accounts                                                           31,100,455   39,226,184
------------------------------------------------------------------------------------------
Federal income taxes                                                                          188,107           --
------------------------------------------------------------------------------------------
Amounts recoverable from reinsurers                                                         7,223,004    6,644,857
------------------------------------------------------------------------------------------
Goodwill                                                                                      919,172      899,009
------------------------------------------------------------------------------------------
Other intangible assets                                                                     1,012,773    1,118,487
------------------------------------------------------------------------------------------
Other assets                                                                                  825,686      929,799
------------------------------------------------------------------------------------------
                                                                                          -----------  -----------
Total Assets                                                                              $84,122,913  $89,478,002
------------------------------------------------------------------------------------------
                                                                                          ===========  ===========

LIABILITIES AND SHAREHOLDER'S EQUITY
Liabilities:
Insurance and Investment Contract Liabilities:
 Insurance policy and claim reserves                                                      $21,699,308  $20,318,098
------------------------------------------------------------------------------------------
 Contractholder funds                                                                      21,402,235   19,216,595
------------------------------------------------------------------------------------------
 Liabilities related to separate accounts                                                  31,100,455   39,226,184
------------------------------------------------------------------------------------------
                                                                                          -----------  -----------
Total Insurance and Investment Contract Liabilities                                        74,201,998   78,760,877
------------------------------------------------------------------------------------------
Short-term debt                                                                               103,696      261,839
------------------------------------------------------------------------------------------
Surplus notes payable to Lincoln National Corporation                                       1,250,000    1,250,000
------------------------------------------------------------------------------------------
Federal income taxes                                                                               --       80,113
------------------------------------------------------------------------------------------
Other liabilities                                                                           3,301,978    3,565,416
------------------------------------------------------------------------------------------
Deferred gain on indemnity reinsurance                                                        973,101    1,107,251
------------------------------------------------------------------------------------------
                                                                                          -----------  -----------
Total Liabilities                                                                          79,830,773   85,025,496
------------------------------------------------------------------------------------------

Shareholder's Equity:
Common stock -- $2.50 par value
Authorized, issued and outstanding shares -- 10 million
  (owned by Lincoln National Corporation)                                                      25,000       25,000
------------------------------------------------------------------------------------------
Retained earnings                                                                           3,583,688    4,232,185
------------------------------------------------------------------------------------------
Accumulated Other Comprehensive Income:
 Foreign currency translation adjustment                                                          375          375
------------------------------------------------------------------------------------------
 Net unrealized gain on securities available-for-sale, net of reclassification adjustment     703,100      171,964
------------------------------------------------------------------------------------------
 Net unrealized gain on derivative instruments                                                 31,829       22,982
------------------------------------------------------------------------------------------
 Minimum pension liability adjustment                                                         (51,852)          --
------------------------------------------------------------------------------------------
                                                                                          -----------  -----------
Total Accumulated Other Comprehensive Income                                                  683,452      195,321
------------------------------------------------------------------------------------------
                                                                                          -----------  -----------
Total Shareholder's Equity                                                                  4,292,140    4,452,506
------------------------------------------------------------------------------------------
                                                                                          -----------  -----------
Total Liabilities and Shareholder's Equity                                                $84,122,913  $89,478,002
------------------------------------------------------------------------------------------
                                                                                          ===========  ===========

See notes to the consolidated financial statements.

The Lincoln National Life Insurance Company

Consolidated Statements of Income

                                                                                  Year Ended December 31
                                                                            ----------------------------------
                                                                               2002        2001        2000
                                                                            ----------  ----------  ----------
                                                                                      (000s omitted)
                                                                            ----------------------------------
Revenue:
Insurance premiums                                                          $  250,766  $1,604,161  $1,566,841
----------------------------------------------------------------------------
Insurance fees                                                               1,296,716   1,373,438   1,448,460
----------------------------------------------------------------------------
Net investment income                                                        2,509,489   2,554,180   2,586,762
----------------------------------------------------------------------------
Equity in earnings (losses) of unconsolidated affiliates                          (647)      5,672        (379)
----------------------------------------------------------------------------
Net realized loss on investments and derivative instruments (net of amounts
  restored/(amortized) against balance sheet accounts, Note 5)                (262,805)   (121,525)    (24,331)
----------------------------------------------------------------------------
Realized gain (loss) on sale of subsidiaries                                   (10,646)      4,963          --
----------------------------------------------------------------------------
Amortization of deferred gain on indemnity reinsurance                          73,115      19,267          --
----------------------------------------------------------------------------
Other revenue and fees                                                         244,938     255,203     210,645
                                                                            ----------  ----------  ----------
----------------------------------------------------------------------------
Total Revenue                                                                4,100,926   5,695,359   5,787,998
----------------------------------------------------------------------------

Benefits and Expenses:
Benefits                                                                     2,714,308   3,234,013   3,238,596
----------------------------------------------------------------------------
Underwriting, acquisition, insurance and other expenses (Note 5)             1,349,800   1,712,814   1,587,504
----------------------------------------------------------------------------
Interest and debt expense                                                       79,342      80,621      80,179
----------------------------------------------------------------------------
                                                                            ----------  ----------  ----------
----------------------------------------------------------------------------
Total Benefits and Expenses                                                  4,143,450   5,027,448   4,906,279
                                                                            ----------  ----------  ----------
----------------------------------------------------------------------------
(Loss) Income Before Federal Income Taxes and Cumulative Effect of
  Accounting Changes                                                           (42,524)    667,911     881,719
----------------------------------------------------------------------------
Federal income taxes (benefit)                                                 (91,540)    156,263     232,818
                                                                            ----------  ----------  ----------
----------------------------------------------------------------------------
Income before Cumulative Effect of Accounting Changes                           49,016     511,648     648,901
----------------------------------------------------------------------------
Cumulative Effect of Accounting Changes (net of Federal Income Tax Benefit)         --     (15,566)         --
                                                                            ----------  ----------  ----------
----------------------------------------------------------------------------
Net Income                                                                  $   49,016  $  496,082  $  648,901
--------------------------------------------------------------------------- ==========  ==========  ==========


See notes to the consolidated financial statements.

The Lincoln National Life Insurance Company

Consolidated Statements of Shareholder's Equity

                                                          Year Ended December 31
                                                       2002        2001        2000
                                                    ----------  ----------  ----------
                                                              (000s omitted)
                                                    ----------------------------------
Common Stock:
Balance at beginning and end-of-year                $   25,000  $   25,000  $   25,000
----------------------------------------------------

Retained Earnings:
Balance at beginning-of-year                         4,232,185   4,226,839   3,931,861
----------------------------------------------------
Comprehensive income                                   537,147     744,419   1,096,435
----------------------------------------------------
Less other comprehensive income (loss)(net of
  income tax):
  Foreign Currency translation adjustment                   --         375          --
  -----------------------------------------------
  Net unrealized gain on securities                    531,136     224,980     447,534
   available-for-sale (net of reclassification
   adjustment)
  -----------------------------------------------
  Net unrealized gain on derivative instruments          8,847      22,982          --
  -----------------------------------------------
  Minimum pension liability adjustment                 (51,852)         --          --
                                                    ----------  ----------  ----------
----------------------------------------------------
Net Income                                              49,016     496,082     648,901
----------------------------------------------------
Non-qualified stock options                              3,158       4,023       2,280
----------------------------------------------------
Additional investment by Lincoln National                9,329         241      63,797
  Corporation
----------------------------------------------------
Dividends declared on common stock                    (710,000)   (495,000)   (420,000)
                                                    ----------  ----------  ----------
----------------------------------------------------
Balance at End-of-Year                               3,583,688   4,232,185   4,226,839
----------------------------------------------------

Foreign Currency Translation Adjustment:
Balance at beginning-of-year                               375          --          --
----------------------------------------------------
Change during the year                                      --         375          --
                                                    ----------  ----------  ----------
----------------------------------------------------
Balance at End-of-Year                                     375         375          --
                                                    ----------  ----------  ----------
----------------------------------------------------

Net Unrealized Gain (Loss) on Securities
  Available-for-sale:
Balance at beginning-of-year                           171,964     (53,016)   (500,550)
----------------------------------------------------
Change during the year                                 531,136     224,980     447,534
                                                    ----------  ----------  ----------
----------------------------------------------------
Balance at End-of-Year                                 703,100     171,964     (53,016)
                                                    ----------  ----------  ----------
----------------------------------------------------

Net Unrealized Gain on Derivative Instruments:
Balance at beginning-of-year                            22,982          --          --
----------------------------------------------------
Cumulative effect of accounting change                      --      17,586          --
----------------------------------------------------
Change during the year                                   8,847       5,396          --
                                                    ----------  ----------  ----------
----------------------------------------------------
Balance at End-of-Year                                  31,829      22,982          --
                                                    ----------  ----------  ----------
----------------------------------------------------

Minimum Pension Liability Adjustment:
Balance at beginning-of-year                                --          --          --
----------------------------------------------------
Change during the year                                 (51,852)         --          --
                                                    ----------  ----------  ----------
----------------------------------------------------
Balance at End-of-Year                                 (51,852)         --          --
                                                    ----------  ----------  ----------
----------------------------------------------------
Total Shareholder's Equity at End-of-Year           $4,292,140  $4,452,506  $4,198,823
                                                    ==========  ==========  ==========
----------------------------------------------------

See notes to the consolidated financial statements.

The Lincoln National Life Insurance Company

Consolidated Statements of Cash Flows

                                                                               Year Ended December 31
                                                                          2002          2001          2000
                                                                      ------------  ------------  -----------
                                                                                   (000s omitted)
                                                                      ---------------------------------------
Cash Flows from Operating Activities:
Net income                                                            $     49,016  $    496,082  $   648,901
----------------------------------------------------------------------
Adjustments to reconcile net income to net cash provided by (used in)
  operating activities:
----------------------------------------------------------------------
 Deferred acquisition costs                                               (325,704)     (346,362)    (428,073)
----------------------------------------------------------------------
 Premiums and fees receivable                                              196,322        36,069      (46,013)
----------------------------------------------------------------------
 Accrued investment income                                                  26,298       (55,259)     (10,239)
----------------------------------------------------------------------
 Policy liabilities and accruals                                          (929,827)     (735,307)     201,101
----------------------------------------------------------------------
 Contractholder funds                                                      983,768     1,135,927    1,070,602
----------------------------------------------------------------------
 Amounts recoverable from reinsurers                                       894,270       425,629      235,345
----------------------------------------------------------------------
 Federal income taxes                                                     (100,700)      122,011      256,403
----------------------------------------------------------------------
 Federal income taxes paid on proceeds from disposition                   (477,133)           --           --
----------------------------------------------------------------------
 Provisions for depreciation                                                22,222        15,798       24,051
----------------------------------------------------------------------
 Amortization of goodwill                                                       --        26,518       24,861
----------------------------------------------------------------------
 Amortization of other intangible assets                                   105,714        91,837      129,362
----------------------------------------------------------------------
 Net realized loss on investments and derivative instruments               262,805       121,525       24,331
----------------------------------------------------------------------
 (Gain) loss on sale of subsidiaries                                        10,646        (4,963)          --
----------------------------------------------------------------------
 Amortization of deferred gain                                             (73,115)      (19,267)          --
----------------------------------------------------------------------
 Other                                                                    (375,564)     (926,106)      45,187
                                                                      ------------  ------------  -----------
----------------------------------------------------------------------
Net Adjustments                                                            220,002      (111,950)   1,526,918
                                                                      ------------  ------------  -----------
----------------------------------------------------------------------
Net Cash Provided by Operating Activities                                  269,018       384,132    2,175,819
--------------------------------------------------------------------- ------------  ------------  -----------

Cash Flows from Investing Activities:
Securities available-for-sale:
 Purchases                                                             (14,002,161)  (10,634,019)  (4,449,537)
----------------------------------------------------------------------
 Sales                                                                   8,078,426     5,487,077    3,664,930
----------------------------------------------------------------------
 Maturities                                                              2,484,637     2,448,425    1,785,790
----------------------------------------------------------------------
Purchase of other investments                                           (1,280,211)   (1,830,448)  (1,899,655)
----------------------------------------------------------------------
Sale or maturity of other investments                                    1,739,382     1,867,069    1,735,091
----------------------------------------------------------------------
Proceeds from (adjustments to) disposition of business                    (195,000)    1,831,095           --
----------------------------------------------------------------------
Increase (decrease) in cash collateral on loaned securities                (95,341)      150,930      274,838
----------------------------------------------------------------------
Other                                                                      142,592       674,146     (474,800)
                                                                      ------------  ------------  -----------
----------------------------------------------------------------------
Net Cash (Used in) Provided by Investing Activities                     (3,127,676)       (5,725)     636,657
--------------------------------------------------------------------- ------------  ------------  -----------

Cash Flows from Financing Activities:
Net increase (decrease) in short-term debt                                (158,143)       42,764        8,780
----------------------------------------------------------------------
Universal life and investment contract deposits                          5,305,499     4,897,828    3,543,763
----------------------------------------------------------------------
Universal life and investment contract withdrawals                      (3,262,194)   (3,288,290)  (4,524,371)
----------------------------------------------------------------------
Investment contract transfers                                              108,479      (373,000)  (1,347,000)
----------------------------------------------------------------------
Nonqualified employee stock option exercise tax benefit                      3,158         4,023        2,280
----------------------------------------------------------------------
Dividends paid to shareholder                                             (710,000)     (495,000)    (420,000)
                                                                      ------------  ------------  -----------
----------------------------------------------------------------------
Net Cash Provided by (Used in) Financing Activities                      1,286,799       788,325   (2,736,548)
                                                                      ------------  ------------  -----------
----------------------------------------------------------------------
Net Increase (Decrease) in Cash                                         (1,571,859)    1,166,732       75,928
----------------------------------------------------------------------
Cash and Invested Cash at Beginning-of-Year                              2,818,382     1,651,650    1,575,722
                                                                      ------------  ------------  -----------
----------------------------------------------------------------------
Cash and Invested Cash at End-of-Year                                 $  1,246,523  $  2,818,382  $ 1,651,650
--------------------------------------------------------------------- ============  ============  ===========

See notes to the consolidated financial statements.

The Lincoln National Life Insurance Company

--------------------------------------------------------------------------------
1. Summary of Significant Accounting Policies

Basis of Presentation
The accompanying consolidated financial statements include
The Lincoln National Life Insurance Company ("the Company") and its majority-owned subsidiaries. The Company, together with its subsidiaries, are defined as ("LNL"). The Company is domiciled in Indiana. Lincoln National Corporation ("LNC") owns 100% of the Company on a direct basis and its subsidiaries on an indirect basis. The Company owns 100% of the outstanding common stock of two insurance company subsidiaries: First Penn-Pacific Life Insurance Company ("First Penn") and Lincoln Life & Annuity Company of New York ("Lincoln Life New York"). Prior to the fourth quarter of 2001, the Company owned 100% of the outstanding common stock of two additional insurance company subsidiaries that were part of the Reinsurance business segment: Lincoln National Health & Casualty Insurance Company ("LNH&C") and Lincoln National Reassurance Company ("LNRAC"). These subsidiaries were sold as part of the sale of LNC's reinsurance business to Swiss Re on December 7, 2001. The Company also owns six non-insurance subsidiaries: Lincoln National Insurance Associates, Inc. ("LNIA"), Lincoln Financial Advisors ("LFA"), Lincoln Financial Distributors ("LFD"), Lincoln Realty Capital Corporation, Lincoln Retirement Services Company and The Administrative Management Group, Inc. which was acquired in 2002 (see Note 11). LNL's principal businesses consist of underwriting annuities, deposit-type contracts and life insurance through multiple distribution channels and prior to Swiss Re's acquisition of LNC's reinsurance business, the reinsurance of individual and group life and health business. LNL is licensed and sells its products throughout the United States, Canada, several U.S. territories and select international markets. Operations are divided into two business segments: Lincoln Retirement and Life Insurance (see Note 9). These consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States.

Use of Estimates
The nature of the insurance business requires management to make numerous estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results will differ from those estimates.

Investments
LNL classifies its fixed maturity and equity securities as available-for-sale and, accordingly, such securities are carried at fair value. The cost of fixed maturity securities is adjusted for amortization of premiums and discounts. The cost of fixed maturity and equity securities is reduced to fair value with a corresponding charge to realized loss on investments for declines in value that are other than temporary.

For the mortgage-backed securities portion of the fixed maturity securities portfolio, LNL recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When estimates of prepayments change, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. When the effective yield changes, the carrying value of the security is adjusted prospectively. This adjustment is reflected in net investment income.

Mortgage loans on real estate, which are primarily held in the Life Insurance and Retirement segments, are carried at the outstanding principal balances adjusted for amortization of premiums and discounts and are net of valuation allowances. Valuation allowances are established for the excess carrying value of the mortgage loan over its estimated fair value when it is probable that, based upon current information and events, LNL will be unable to collect all amounts due under the contractual terms of the loan agreement. When LNL determines that a loan is impaired, the cost is adjusted or a provision for loss is established equal to the difference between the amortized cost of the mortgage loan and the estimated value. Estimated value is based on: 1) the present value of expected future cash flows discounted at the loan's effective interest rate; 2) the loan's observable market price; or 3) the fair value of the collateral. The provision for losses is reported as a realized loss on investments. Mortgage loans deemed to be uncollectible are charged against the allowance for losses and subsequent recoveries, if any, are credited to the allowance for losses. Interest income on mortgage loans includes interest collected, the change in accrued interest, and amortization of premiums and discounts. Mortgage loan fees and costs are recorded in net investment income as they are incurred.

Investment real estate is carried at cost less accumulated depreciation. Depreciation is provided on a straight-line basis over the estimated useful life of the asset. Cost is adjusted for impairment when the projected undiscounted cash flow from the investment is less than the carrying value. Impaired real estate is written down to the estimated fair value of the real estate, which is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks. Also, valuation allowances for losses are established, as appropriate, for real estate holdings that are in the process of being sold. Real estate acquired through foreclosure proceedings is reclassified on the balance sheet from mortgage loans on real estate to real estate and is recorded at fair value at the settlement date, which establishes a new cost basis. If a subsequent periodic review of a foreclosed property indicates the fair value, less estimated costs to sell, is lower than the carrying value at settlement date, the carrying value is adjusted to the lower amount. Write-downs to real estate and any changes to the reserves on real estate are reported as a realized loss on investments.

Policy loans are carried at aggregate unpaid balances.

Cash and invested cash are carried at cost and include all highly liquid debt instruments purchased with a maturity of three months or less.

Realized gain (loss) on investments is recognized in net income, net of associated amortization of deferred acquisition costs and investment expenses, using the specific identification method. Changes in the fair values of securities carried at fair value are reflected directly in shareholder's equity, after deductions for related adjustments for deferred acquisition costs and amounts required to satisfy policyholder commitments that would have been recorded had these securities been sold

The Lincoln National Life Insurance Company at their fair value, and after deferred taxes or credits to the extent deemed recoverable.

Realized gain (loss) on sale of subsidiaries, net of taxes, is recognized in net income.

Derivative Instruments
For the years ended December 31, 2002, 2001 and 2000, LNL hedged certain portions of its exposure to interest rate fluctuations, the widening of bond yield spreads over comparable maturity U.S. Government obligations, credit risk, foreign exchange risk, commodity risk and equity risk fluctuations by entering into derivative transactions. A description of LNL's accounting for its hedging of such risks is discussed in the following paragraphs.

Effective upon the adoption of Statement of Financial Accounting Standard No. 133, "Accounting for Derivative Instruments and Hedging Activities," ("FAS, 133") on January 1, 2001, LNL recognizes all derivative instruments as either assets or liabilities in the consolidated balance sheet at fair value. FAS 133 standardized the accounting for derivative instruments, including certain derivative instruments embedded in other contracts. The accounting for changes in the fair value of a derivative instrument depends on whether it has been designated and qualifies as part of a hedging relationship and further, on the type of hedging relationship. For those derivative instruments that are designated and qualify as hedging instruments, LNL must designate the hedging instrument based upon the exposure being hedged--as a cash flow hedge, fair value hedge or a hedge of a net investment in a foreign operation. As of December 31, 2002 and 2001, LNL had derivative instruments that were designated and qualified as cash flow hedges. In addition, LNL had derivative instruments that were economic hedges, but were not designated as hedging instruments under FAS 133.

For derivative instruments that are designated and qualify as a cash flow hedge, the effective portion of the gain or loss on the derivative instrument is reported as a component of other comprehensive income ("OCI") and reclassified into net income in the same period or periods during which the hedged transaction affects net income. The remaining gain or loss on the derivative instrument in excess of the cumulative change in the present value of designated future cash flows of the hedged item (hedge ineffectiveness), if any, is recognized in current income during the period of change. For derivative instruments that are designated and qualify as a fair value hedge, the gain or loss on the derivative instrument as well as the offsetting loss or gain on the hedged item attributable to the hedged risk are recognized in current income during the period of change in fair values. For derivative instruments that are designated and qualify as a hedge of a net investment in a foreign operation, the gain or loss is reported in OCI as part of the cumulative translation adjustment to the extent it is effective. For derivative instruments not designated as hedging instruments, the gain or loss is recognized in current income during the period of change.

See Note 7 for further discussion of LNL's accounting policy for derivative instruments.

Prior to January 1, 2001, derivative instruments were carried in other investments. The premiums paid for interest rate caps and swaptions were deferred and amortized to net investment income on a straight-line basis over the term of the respective derivative. Interest rate caps that hedged interest credited on fixed annuity liabilities were carried at amortized cost. Any settlement received in accordance with the terms of the interest rate caps was also recorded as net investment income. Realized gain (loss) from the termination of the interest rate caps was included in net income.

Swaptions, put options, spread-lock agreements, interest rate swaps, commodity swaps and financial futures that hedge fixed maturity securities available-for-sale were carried at fair value. The change in fair value was reflected directly in shareholders' equity. Settlements on interest rate swaps and commodity swaps were recognized in net investment income. Realized gain
(loss) from the termination of swaptions, put options, spread-lock agreements, interest rate swaps, and financial futures were deferred and amortized over the life of the hedged assets as an adjustment to the yield. Forward-starting interest rate swaps were also used to hedge the forecasted purchase of investments. These interest rate swaps were carried off-balance sheet until the occurrence of the forecasted transaction at which time the interest rate swaps were terminated and any gain (loss) on termination was used to adjust the basis of the forecasted purchase. If the forecasted purchase did not occur or the interest rate swaps were terminated early, changes in the fair value of the swaps were recorded in net income.

Over-the-counter call options which hedged liabilities tied to the S&P stock index were carried at fair value. The change in fair value was reflected directly in net income. Gain (loss) realized upon termination of these call options was included in net income. Over-the-counter call options which hedge stock appreciation rights were carried at fair value when hedging vested stock appreciation rights and at cost when hedging unvested stock appreciation rights. The change in fair value of call options hedging vested stock appreciation rights was included in net income. Gain (loss) upon termination was reported in net income.

Foreign currency swaps, which hedged some of the foreign exchange risk of investments in fixed maturity securities denominated in foreign currencies, were carried at fair value. The change in fair value was included in shareholder's equity. Realized gain (loss) from the termination of such derivatives was included in net income.

Prior to January 1, 2001, hedge accounting was applied as indicated above after LNL determined that the items to be hedged exposed LNL to interest rate fluctuations, the widening of bond yield spreads over comparable maturity U.S. Government obligations, credit risk, foreign exchange risk or equity risk. Moreover, the derivatives used to hedge these exposures were designated as hedges and reduced the indicated risk demonstrating a high correlation between changes in the value of the derivatives and the items being hedged at both the inception of the hedge and throughout the hedge period. If such criteria was not met or if the hedged items were sold,

The Lincoln National Life Insurance Company terminated or matured, the change in value of the derivatives was included in net income.

Loaned Securities
Securities loaned are treated as collateralized financing transactions and a liability is recorded equal to the cash collateral received which is typically greater than the market value of the related securities loaned. In other instances, LNL will hold as collateral securities with a market value at least equal to the securities loaned. Securities held as collateral are not recorded in LNL's consolidated balance sheet in accordance with accounting guidance for secured borrowings and collateral. LNL's agreements with third parties generally contain contractual provisions to allow for additional collateral to be obtained when necessary. LNL values collateral daily and obtains additional collateral when deemed appropriate.

Property and Equipment
Property and equipment owned for company use is carried at cost less allowances for depreciation. Provisions for depreciation of investment real estate and property and equipment owned for company use are computed principally on the straight-line method over the estimated useful lives of the assets.

Premiums and Fees on Investment Products and Universal Life and Traditional Life Insurance Products
Investment Products and Universal Life Insurance Products: Investment products consist primarily of individual and group variable and fixed deferred annuities. Universal life insurance products include universal life insurance, variable universal life insurance, corporate-owned life insurance, bank-owned life insurance and other interest-sensitive life insurance policies. Revenues for investment products and universal life insurance products consist of net investment income, asset based fees, cost of insurance charges, percent of premium charges, policy administration charges and surrender charges that have been assessed and earned against policy account balances and premiums received during the period. The timing of revenue recognition as it relates to fees assessed on investment contracts is determined based on the nature of such fees. Asset based fees, cost of insurance and policy administration charges are assessed on a daily or monthly basis and recognized as revenue when assessed and earned. Percent of premium charges are assessed at the time of premium payment and recognized as revenue when assessed and earned. Certain amounts assessed that represent compensation for services to be provided in future periods are reported as unearned revenue and recognized in income over the periods benefited. Surrender charges are recognized upon surrender of a contract in accordance with contractual terms.

Traditional Life Insurance Products: Traditional life insurance products include those products with fixed and guaranteed premiums and benefits and consist primarily of whole life insurance, limited-payment life insurance, term life insurance and certain annuities with life contingencies. Premiums for traditional life insurance products are recognized as revenue when due from the policyholder.

Assets Held in Separate Accounts/Liabilities Related to Separate Accounts
These assets and liabilities represent segregated funds administered and invested by LNL for the exclusive benefit of pension and variable life and annuity contractholders. Both the assets and liabilities are carried at fair value. The fees earned by LNL for administrative and contractholder maintenance services performed for these separate accounts are included in insurance fee revenue.

Deferred Acquisition Costs
Commissions and other costs of acquiring universal life insurance, variable universal life insurance, traditional life insurance, annuities and other investment contracts, which vary with and are primarily related to the production of new business, have been deferred to the extent recoverable. The methodology for determining the amortization of acquisition costs varies by product type based on two different accounting pronouncements: Statement of Financial Accounting Standards No. 97, "Accounting by Insurance Companies For Certain Long-Duration Contracts & Realized Gains & Losses on Investment Sales" ("FAS 97") and Statement of Financial Accounting Standards No. 60, "Accounting and Reporting by Insurance Enterprises" ("FAS 60"). Under FAS 97, acquisition costs for universal life and variable universal life insurance and investment-type products, which include unit-linked products and fixed and variable deferred annuities, are amortized over the lives of the policies in relation to the incidence of estimated gross profits from surrender charges; investment, mortality net of reinsurance ceded and expense margins; and actual realized gain (loss) on investments.

Past amortization amounts are adjusted when revisions are made to the estimates of current or future gross profits expected from a group of products. Policy lives for universal and variable universal life policies are estimated to be 30 years, based on the expected lives of the policies. Policy lives for fixed and variable deferred annuities are 13 to 18 years for the traditional, long surrender charge period products and 8 to 10 years for the more recent short-term, or no surrender charge products. The front-end load annuity product has an assumed life of 25 years. Longer lives are assigned to those blocks that have demonstrated favorable experience.

Under FAS 60, acquisition costs for traditional life insurance products, which include whole life and term life insurance contracts, are amortized over periods of 10 to 30 years on either a straight-line basis or as a level percent of premium of the related policies depending on the block of business. There are currently no deferred acquisition costs being amortized under FAS 60 for fixed and variable payout annuities.

For all FAS 97 and FAS 60 policies, amortization is based on assumptions consistent with those used in the development of the underlying policy form adjusted for emerging experience and expected trends.

The Lincoln National Life Insurance Company

Policy sales charges that are collected in the early years of an insurance policy have been deferred (referred to as "deferred front-end loads") and are amortized into income over the life of the policy in a manner consistent with that used for deferred acquisition costs. (See above for discussion of amortization.)

Benefits and Expenses
Benefits and expenses for universal life-type and other interest-sensitive life insurance products include interest credited to policy account balances and benefit claims incurred during the period in excess of policy account balances. Interest crediting rates associated with funds invested in LNL's general account during 2000 through 2002 ranged from 4.00% to 10.00%. For traditional life, group health and disability income products, benefits and expenses, other than deferred acquisition costs, are recognized when incurred in a manner consistent with the related premium recognition policies.

Goodwill and Other Intangible Assets
Prior to January 1, 2002, goodwill, as measured by the excess of the cost of acquired subsidiaries or businesses over the fair value of net assets acquired, was amortized using the straight-line method over periods of 20 to 40 years in accordance with the benefits expected to be derived from the acquisitions. Effective January 1, 2002, goodwill is not amortized, but is subject to impairment tests conducted at least annually.

Insurance businesses typically produce ongoing profit streams from expected new business generation that extend significantly beyond the maximum 40-year period allowed for goodwill amortization. Accordingly, for acquired insurance businesses where financial modeling indicated that anticipated new business benefits would extend for 40 years or longer, goodwill was amortized over a 40-year period.

Other intangible assets for acquired insurance businesses consist of the value of existing blocks of business (referred to as the "present value of in-force"). The present value of in-force is amortized over the expected lives of the block of insurance business in relation to the incidence of estimated profits expected to be generated on universal life and investment-type products acquired and over the premium paying period for insurance products acquired, (i.e., traditional life insurance products). Amortization is based upon assumptions used in pricing the acquisition of the block of business and is adjusted for emerging experience. Accordingly, amortization periods and methods of amortization for present value of in-force vary depending upon the particular characteristics of the underlying blocks of acquired insurance business.

Prior to January 1, 2002, the carrying values of goodwill and other intangible assets were reviewed periodically for indicators of impairment in value that are other than temporary, including unexpected or adverse changes in the following: (1) the economic or competitive environments in which the company operates, (2) profitability analyses, (3) cash flow analyses, and (4) the fair value of the relevant subsidiary. If there was an indication of impairment then the cash flow method would be used to measure the impairment and the carrying value would be adjusted as necessary. However, effective January 1, 2002, goodwill is subject to impairment tests conducted at least annually. Other intangible assets will continue to be reviewed periodically for indicators of impairment consistent with the policy that was in place prior to January 1, 2002.

Insurance and Investment Contract Liabilities
The liabilities for future policy benefits and claim reserves for universal and variable universal life insurance policies consist of policy account balances that accrue to the benefit of the policyholders, excluding surrender charges. The liabilities for future insurance policy benefits and claim reserves for traditional life policies are computed using assumptions for investment yields, mortality and withdrawals based principally on generally accepted actuarial methods and assumptions at the time of policy issue. Interest assumptions for traditional direct individual life reserves for all policies range from 2.25% to 6.75% depending on the time of policy issue. The interest assumptions for immediate and deferred paid-up annuities range from 1.50% to 13.55%.

The liabilities for future claim reserves for the guaranteed minimum death benefit ("GMDB") feature on certain variable annuity contracts are a function of the net amount at risk ("NAR"), mortality, persistency and incremental death benefit mortality and expense assessments ("M&E") expected to be incurred over the period of time for which the NAR is positive. At any point in time, the NAR is the difference between the potential death benefit payable and the total variable annuity account values subject to the GMDB. At each quarterly valuation date, the GMDB reserves are calculated for every variable annuity contract with a GMDB feature based on projections of account values and NAR followed by the computation of the present value of expected NAR death claims using product pricing mortality assumptions less expected GMDB M&E revenue during the period for which the death benefit options are assumed to be in the money. As part of the estimate of future NAR, gross equity growth rates which are consistent with those used in the DAC valuation process are utilized.

With respect to its insurance and investment contract liabilities, LNL continually reviews its: 1) overall reserve position; 2) reserving techniques and 3) reinsurance arrangements. As experience develops and new information becomes known, liabilities are adjusted as deemed necessary. The effects of changes in estimates are included in the operating results for the period in which such changes occur.

Reinsurance
LNL's insurance companies enter into reinsurance agreements with other companies in the normal course of their business. Prior to the acquisition of LNL's reinsurance operations by Swiss Re on December 7, 2001, LNL's reinsurance subsidiaries assumed reinsurance from unaffiliated companies. The transaction with Swiss Re involved a series of indemnity reinsurance transactions combined with the sale of certain stock companies that comprised LNL's reinsurance operations. Assets/liabilities and premiums/benefits from certain reinsurance contracts that granted statutory surplus to other insurance companies are netted on the consolidated balance sheets and income statements, respectively, since there is a right of offset.

The Lincoln National Life Insurance Company

All other reinsurance agreements including the Swiss Re indemnity reinsurance transaction are reported on a gross basis.

Postretirement Medical and Life Insurance Benefits
LNL accounts for its postretirement medical and life insurance benefits using the full accrual method.

Stock Options
Through 2002, LNL recognized compensation expense for stock options on LNC stock granted to LNL employees using the intrinsic value method of accounting. Under the terms of the intrinsic value method, compensation cost is the excess, if any, of the quoted market price of the stock at the grant date, or other measurement date, over the amount an employee must pay to acquire the stock. Accordingly, no compensation expense has been recognized for stock option incentive plans. On August 8, 2002, LNC announced plans to expense the fair value of employee stock options beginning in 2003 under Statement of Financial Accounting Standards No. 123, "Accounting for Stock-Based Compensation" ("FAS 123"). On December 31, 2002, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 148, "Accounting for Stock-Based Compensation-Transition and Disclosure" ("FAS 148"), which provides alternative methods of transition for entities that change to the fair value method of accounting for stock-based employee compensation. In addition, FAS 148 amends the disclosure provisions of FAS 123 to require expanded and more prominent disclosure of the effects of an entity's accounting policy with respect to stock-based employee compensation on reported net income and earnings per share in annual and interim financial statements.

The three transition methods provided under FAS 148 are the prospective method, the modified prospective and the retroactive restatement method. LNC will adopt the retroactive restatement method, which requires that companies restate all periods presented to reflect stock-based employee compensation cost under the fair value accounting method in FAS 123 for all employee awards granted, modified or settled in fiscal years beginning after December 15, 1994. FAS 148's amendment of the transition and annual disclosure requirements of FAS 123 is effective for fiscal years ending after December 15, 2002. As the recognition provisions of FAS 123 should be applied as of the beginning of the year, LNL will adopt the fair value method of accounting under FAS 123, as amended by FAS 148, as of January 1, 2003 and will present restated financial statements for the years 2002 and 2001 in its 2003 audited financial statements (see Note 6 for further discussion of stock-based employee compensation cost).

The following table illustrates the effect on net income and earnings per share for 2002, 2001 and 2000 if LNL had applied the fair value recognition provisions of FAS 123.

                                               Year Ended December 31,
                                               2002     2001    2000
                                               -----------------------
                                                  (in millions)
                                               -----------------------
             Net income, as reported.......... $49.0   $496.1  $648.9
             Less:
             Total stock-based employee
              compensation expense
              determined under the fair value
              based method for all awards, net
              of tax effects..................   9.2     16.2     9.5
                                                -----  ------  ------
             Pro forma net income............. $39.8   $479.9  $639.4
                                                =====  ======  ======

Income Taxes
LNL and eligible subsidiaries have elected to file consolidated federal and state income tax returns with LNC and certain LNC subsidiaries. Pursuant to an intercompany tax sharing agreement with LNC, LNL provides for income taxes on a separate return filing basis. The tax sharing agreement also provides that LNL will receive benefit for net operating losses, capital losses and tax credits which are not usable on a separate return basis to the extent such items may be utilized in the consolidated income tax returns of LNC.


--------------------------------------------------------------------------------
2. Changes in Accounting Principles and Change in Estimates

Accounting for Derivative Instruments and Hedging Activities
In June 1998, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities" ("FAS 133"). In July 1999, the FASB issued Statement of Financial Accounting Standards No. 137, "Accounting for Derivative Instruments and Hedging Activities-Deferral of the Effective Date of FASB Statement No. 133" ("FAS 137"), which delayed the effective date of FAS 133 one year (i.e., adoption required no later than the first quarter of 2001). In June 2000, the FASB issued Statement of Financial Accounting Standards No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities" ("FAS 138"), which addresses a limited number of implementation issues arising from FAS 133.

LNL adopted FAS 133, as amended, on January 1, 2001. Upon adoption, the provisions of FAS 133 were applied prospectively. The transition adjustments that LNL recorded upon adoption of FAS 133 on January 1, 2001 resulted in a net loss of $4.3 million after-tax ($6.6 million pre-tax) recorded in net income, and a net gain of $17.6 million after-tax ($27.1 million pre-tax) recorded as a component of Other Comprehensive Income ("OCI") in equity. Deferred acquisition costs of $4.8 million were restored and netted against the transition loss on derivatives recorded in net income and deferred acquisition costs of $18.3 million were amortized and netted against the transition gain recorded in OCI. A portion of the transition adjustment ($3.5 million after-tax) recorded in net income upon adoption of FAS 133 was reclassified from the OCI account, Net Unrealized Gain on Securities Available-
 for-Sale. These transition adjustments were reported in the financial statements as a cumulative effect of a change in accounting principle.

The Lincoln National Life Insurance Company

Change in Estimate of Premium Receivables on Certain Client-Administered Individual Life Reinsurance
During the first quarter of 2001, LNL's former Reinsurance segment refined its estimate of due and unpaid premiums on its client-administered individual life reinsurance business. As a result of the significant growth in the individual life reinsurance business generated in recent years, the Reinsurance segment initiated a review of the block of business in the last half of 2000. An outgrowth of that analysis resulted in a review of the estimation of premiums receivable for due and unpaid premiums on client-administered business. During the first quarter of 2001, the Reinsurance segment completed the review of this matter, and concluded that enhanced information flows and refined actuarial techniques provided a basis for a more precise estimate of premium receivables on this business. As a result, the Reinsurance segment recorded income of $25.5 million ($39.3 million pre-tax) related to periods prior to 2001.

Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets
On April 1, 2001, LNL adopted Emerging Issues Task Force Issue No. 99-20, "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets" ("EITF 99-20"). EITF
99-20 was effective for fiscal quarters beginning after March 15, 2001. EITF 99-20 changed the manner in which LNL determined impairment of certain investments including collateralized bond obligations. Upon the adoption of EITF 99-20, LNL recognized a net realized loss on investments of $11.3 million after-tax ($17.3 million pre-tax) reported as a cumulative effect of change in accounting principle. In arriving at this amount, deferred acquisition costs of $12.2 million were restored and netted against net realized loss on investments.

Accounting for Business Combinations and Goodwill and Other Intangible Assets In June 2001, the Financial Accounting Standards Board issued Statements of Financial Accounting Standards No. 141, "Business Combinations" ("FAS 141"), and No. 142, "Goodwill and Other Intangible Assets" ("FAS 142"). FAS 141 is effective for all business combinations initiated after June 30, 2001, and FAS 142 is effective for fiscal years beginning after December 15, 2001. Under the new rules, goodwill and indefinite lived intangible assets are no longer amortized, but are subject to impairment tests conducted at least annually in accordance with the new standard. Intangible assets that do not have indefinite lives continue to be amortized over their estimated useful lives. LNL adopted FAS 142 on January 1, 2002. After consideration of the provisions of the new standards regarding proper classification of goodwill and other intangible assets on the consolidated balance sheet, LNL did not reclassify any goodwill or other intangible balances held as of January 1, 2002.

In compliance with the transition provision of FAS 142, LNL completed the first step of the transitional goodwill impairment test during the second quarter of 2002. The valuation techniques used by LNL to estimate the fair value of the group of assets comprising the different reporting units varied based on the characteristics of each reporting unit's business and operations. A number of valuation approaches, including, discounted cash flow modeling, were used to assess the goodwill of the reporting units within LNL's Lincoln Retirement and Life Insurance segments. The results of the first step of the tests indicate that LNL does not have impaired goodwill. In accordance with FAS 142, LNL has chosen October 1 as its annual review date. As such, LNL performed another valuation review during the fourth quarter of 2002. The results of the first step of the tests performed as of October 1, 2002 indicate that LNL does not have impaired goodwill. The valuation techniques used by LNL for each reporting unit were consistent with those used during the transitional testing.

As a result of the application of the non-amortization provisions of the new standards, LNL had an increase in net income of $24.9 million during the year ended December 31, 2002.

During 2002, the change in the carrying value of the Lincoln Retirement segment's goodwill was a result of the acquisition of The Administrative Management Group, Inc. ("AMG"). Total purchased goodwill in 2002 was $20.2 million (see Note 11).

The Lincoln National Life Insurance Company

The carrying amount of goodwill by reportable segment as of December 31, 2002 is as follows:

                                               (in millions)
                                               -------------
                    Lincoln Retirement Segment    $ 64.1
                    Life Insurance Segment....     855.1
                                                  ------
                    Total.....................    $919.2
                                                  ======

The reconciliation of reported net income to adjusted net income is as follows:

                                                        Year Ended
                                                       December 31,
                                                        2001   2000
                                                       -------------
                                                       (in millions)
                                                       -------------
           Reported Net Income........................ $496.1 $648.9
           Add back: Goodwill Amortization (after-tax)   26.5   24.9
                                                       ------ ------
           Adjusted Net Income........................ $522.6 $673.8
                                                       ====== ======

For intangible assets subject to amortization, the total gross carrying amount and accumulated amortization in total and for each major intangible asset class by segment are as follows:

                                   As of December 31, 2002 As of December 31, 2001
                                    Gross                   Gross
                                   Carrying  Accumulated   Carrying  Accumulated
                                    Amount   Amortization   Amount   Amortization
                                   -----------------------------------------------
                                                  (in millions)
                                   -----------------------------------------------
  Amortized Intangible Assets:
    Lincoln Retirement Segment:
      Present value of in-force... $  225.0     $102.3     $  225.0     $ 70.5
    Life Insurance Segment:
      Present value of in-force... $1,254.2     $364.1      1,254.2      290.2
                                   --------     ------     --------     ------
  Total........................... $1,479.2     $466.4     $1,479.2     $360.7
                                   ========     ======     ========     ======

The aggregate amortization expense for other intangible assets for the years ended December 31, 2002, 2001 and 2000 was $105.7 million, $91.8 million and $129.4 million, respectively.

Future estimated amortization of other intangible assets is as follows (in millions):

                               2003...... $ 74.7
                               2004......   71.5
                               2005......   70.4
                               2006......   71.3
                               2007......   72.3
                               Thereafter  652.6

Accounting for the Impairment or Disposal of Long-lived Assets
In August 2001, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets" ("FAS 144"), which addresses financial accounting and reporting for the impairment or disposal of long-lived assets and supersedes Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of," and the accounting and reporting provisions of APB Opinion No. 30, "Reporting the Results of Operations" for a disposal of a segment of a business. FAS 144 is effective for fiscal years beginning after December 15, 2001. LNL adopted FAS 144 on January 1, 2002 and the adoption of the Statement did not have a material impact on the consolidated financial position and results of operations of LNL.

Accounting for Costs Associated with Exit or Disposal Activities
In June 2002, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 146, "Accounting for Costs Associated with Exit or Disposal Activities" ("FAS 146"), which addresses financial accounting and reporting for costs associated with exit or disposal activities and nullifies Emerging Issues Task Force Issue No. 94-3, "Liability Recognition for Certain Employee Termination Benefits and Other Costs to Exit an Action (including Certain Costs Incurred in a Restructuring)" ("Issue 94-3"). The principal difference between FAS 146 and Issue 94-3 is that FAS 146 requires that a liability for a cost associated with an exit or disposal activity be recognized when the liability is incurred, rather than at the date of an entity's commitment to an exit

The Lincoln National Life Insurance Company plan. FAS 146 is effective for exit or disposal activities after December 31, 2002. Adoption of FAS 146 by LNL will result in a change in timing of when expense is recognized for restructuring activities after December 31, 2002.

Change in Estimate for Personal Accident Reinsurance Reserves
As a result of developments and information obtained during 2002 relating to personal accident matters, LNL increased these exited business reserves by $184.1 million after-tax ($283.2 million pre-tax). After giving effect to LNC's $100 million indemnification obligation to Swiss Re, LNL recorded a $119.1 after-tax ($183.2 million pre-tax) increase in reinsurance recoverable from Swiss Re with a corresponding increase in the deferred gain. (See Note 11 for further explanation of LNL's Reinsurance transaction with Swiss Re.)

Accounting for Variable Interest Entities
In January 2003, the Financial Accounting Standards Board issued Financial Accounting Standards Board Interpretation No. 46, "Consolidation of Variable Interest Entities" ("Interpretation No. 46"), which requires the consolidation of variable interest entities ("VIE") by an enterprise if that enterprise has a variable interest that will absorb a majority of the VIE's expected losses if they occur, receive a majority of the entity's expected residual returns if they occur, or both. If one enterprise will absorb a majority of a VIE's expected losses and another enterprise will receive a majority of that VIE's expected residual returns, the enterprise absorbing a majority of the losses shall consolidate the VIE. VIE refers to an entity in which equity investors do not have the characteristics of a controlling financial interest or do not have sufficient equity at risk for the entity to finance its activities without additional subordinated financial support from other parties. This Interpretation applies in the third quarter of 2003 to VIEs in which an enterprise holds a variable interest that is acquired before February 1, 2003. This Interpretation may be applied prospectively with a cumulative-effect adjustment as of the date on which it is first applied or by restating previously issued financial statements for one or more years with a cumulative-effect adjustment as of the beginning of the first year restated. Although LNL and the indus-
 try continue to review the new rules, at the present time LNL does not believe there are VIEs that would result in consolidation with LNL.

Accounting for Modified Coinsurance
Currently, there are ongoing discussions surrounding the implementation and interpretation of FAS 133, "Accounting for Derivative Instruments and Hedging Activities," by the Financial Accounting Standards Board's ("FASB") Derivative Implementation Group regarding receivables and payables that are indexed to a pool of assets; and specific to LNL, modified coinsurance agreements and coinsurance with funds withheld reinsurance agreements that reference a pool of securities. An exposure draft for this issue has been issued by the FASB. It is not expected to be finalized by the FASB until sometime in the second quarter of 2003. If the definition of derivative instruments is altered, this may impact LNL's prospective reported consolidated net income and consolidated financial position. Until the FASB finalizes the Statement 133 Implementation Issue, LNL is unable to determine what, if any, impact it will have on LNL's consolidated financial statements.

The Lincoln National Life Insurance Company

3. Investments

The amortized cost, gross unrealized gain and loss, and fair value of securities available-for-sale are as follows:

                                           Amortized Cost  Gains    Losses  Fair Value
                                           -------------- -------- -------  ----------
                                                          (in millions)
                                           -------------------------------------------
December 31, 2002:
  Corporate bonds.........................   $23,690.5    $1,797.3 $(630.8) $24,857.0
  U.S. Government bonds...................       400.7       104.7    (2.3)     503.1
  Foreign government bonds................       783.4        40.8   (25.7)     798.5
  Asset and mortgage-backed securities:
    Mortgage pass-through securities......       704.2        26.3    (1.8)     728.7
    Collateralized mortgage obligations...     2,084.4       113.9    (0.4)   2,197.9
    Other asset-backed securities.........     1,899.3       149.8   (12.4)   2,036.7
  State and municipal bonds...............       106.0         5.0    (0.1)     110.9
  Redeemable preferred stocks.............        77.8         1.5    (1.2)      78.1
                                             ---------    -------- -------  ---------
Total fixed maturity securities...........    29,746.3     2,239.3  (674.7)  31,310.9
Equity securities.........................       196.7        19.4    (8.3)     207.8
                                             ---------    -------- -------  ---------
Total.....................................   $29,943.0    $2,258.7 $(683.0) $31,518.7
                                             =========    ======== =======  =========
December 31, 2001:
  Corporate bonds.........................   $21,944.7    $  704.0 $(555.1) $22,093.6
  U.S. Government bonds...................       346.7        56.8    (4.8)     398.7
  Foreign government bonds................       810.5        46.3    (9.3)     847.5
  Asset and mortgage-backed securities:
    Mortgage pass-through securities......       606.5        15.0    (7.4)     614.1
    Collateralized mortgage obligations...     1,462.6        63.0    (5.6)   1,520.0
    Other asset-backed securities.........     1,300.3        51.4   (11.3)   1,340.4
  State and municipal bonds...............        45.9         0.3    (1.5)      44.7
  Redeemable preferred stocks.............        82.6         3.5    (0.2)      85.9
                                             ---------    -------- -------  ---------
Total fixed maturity securities...........    26,599.8       940.3  (595.2)  26,944.9
Equity securities.........................       260.7        17.8   (19.8)     258.7
                                             ---------    -------- -------  ---------
Total.....................................   $26,860.5    $  958.1 $(615.0) $27,203.6
                                             =========    ======== =======  =========

The Lincoln National Life Insurance Company

Future maturities of fixed maturity securities available-for-sale are as follows:

                                             Amortized Cost Fair Value
                                             -------------- ----------
                                                   (in millions)
                                             -------------------------
         December 31, 2002:
           Due in one year or less..........   $   816.0    $   820.1
           Due after one year through five
            years...........................     6,138.3      6,425.8
           Due after five years through ten
            years...........................     9,545.3     10,051.5
           Due after ten years..............     8,558.8      9,050.2
                                               ---------    ---------
           Subtotal.........................    25,058.4     26,347.6
           Asset/mortgage-backed
            securities......................     4,687.9      4,963.3
                                               ---------    ---------
           Total............................   $29,746.3    $31,310.9
                                               =========    =========

The foregoing data is based on stated maturities. Actual maturities will differ in some cases because borrowers may have the right to call or pre-pay obligations.

Par value, amortized cost and estimated fair value of investments in asset/mortgage-backed securities summarized by interest rates of the underlying collateral are as follows:

                                Par Value Amortized Cost Fair Value
                                --------- -------------- ----------
                                           (in millions)
                                -----------------------------------
             December 31, 2002:
               Below 7%........ $2,172.7     $1,527.6     $1,584.7
               7%-8%...........  2,309.4      2,307.3      2,464.4
               8%-9%...........    598.1        587.1        635.3
               Above 9%........    264.6        265.9        278.9
                                --------     --------     --------
               Total........... $5,344.8     $4,687.9     $4,963.3
                                ========     ========     ========

The quality ratings of fixed maturity securities available-for-sale are as follows:

                                         December 31, 2002
                                       Fair Value  % of Total
                                       ----------  ----------
                                       (in millions except %)
                                       --------------------
                    Treasuries and AAA $ 6,111.8      19.5%
                      AA..............   1,815.5       5.8
                      A...............  10,404.6      33.2
                      BBB.............  10,922.5      34.9
                      BB..............   1,215.2       3.9
                      Less than BB....     841.3       2.7
                                       ---------     -----
                      Total........... $31,310.9     100.0%
                                       =========     =====

The major categories of net investment income are as follows:

                                         Year Ended December 31
                                         2002      2001     2000
                                       --------  -------- --------
                                              (in millions)
                                       ---------------------------
             Fixed maturity securities $2,030.3  $2,008.4 $2,015.5
             Equity securities........     10.1       9.7     12.7
             Mortgage loans on real
              estate..................    356.3     373.9    373.1
             Real estate..............     45.8      48.1     50.3
             Policy loans.............    133.6     124.3    123.8
             Invested cash............     30.4      63.5     85.5
             Other investments........     18.8      67.5     50.8
                                       --------  -------- --------
             Investment revenue.......  2,625.3   2,695.4  2,711.7
             Investment expense.......   (115.8)    141.2    124.9
                                       --------  -------- --------
             Net investment income.... $2,509.5  $2,554.2 $2,586.8
                                       ========  ======== ========

The detail of the net realized loss on investments and derivative instruments is as follows:

                                             Year Ended December 31
                                             2002     2001     2000
                                           -------  -------  -------
                                                 (in millions)
                                           -------------------------
          Fixed maturity securities
           available-for-sale:
            Gross gain.................... $ 163.8  $ 163.4  $ 131.3
            Gross loss....................  (578.5)  (421.1)  (203.3)
          Equity securities available-for-
           sale:
            Gross gain....................    11.8     13.4     32.6
            Gross loss....................   (22.2)    (5.7)   (25.5)
          Other investments...............    27.2     39.8     12.9
          Associated restoration of
           deferred acquisition costs and
           Provision for policyholder
           commitments....................   143.2    106.9     34.7
          Investment expenses.............    (9.3)    (9.0)    (7.0)
                                           -------  -------  -------
          Total Investments...............  (264.0)  (112.3)   (24.3)
          Derivative Instruments, net of
           associated amortization of
           deferred acquisition costs.....     1.2     (9.2)      --
                                           -------  -------  -------
          Total Investments and
           Derivative Instruments......... $(262.8) $(121.5) $ (24.3)
                                           =======  =======  =======

The Lincoln National Life Insurance Company

Provisions (credits) for write-downs and net changes in allowances for loss, which are included in the net realized loss on investments and derivative instruments shown above, are as follows:

                                             Year Ended December 31
                                              2002     2001   2000
                                             ------   ------  -----
                                                (in millions)
                                             --------------------
               Fixed maturity securities.... $296.6   $237.2  $41.2
               Equity securities............   21.4     15.7   14.6
               Mortgage loans on real estate    9.7     (2.7)   0.2
               Real estate..................     --      0.7     --
               Other long-term investments..    6.4      0.9     --
                                             ------   ------  -----
               Total........................ $334.1   $251.8  $56.0
                                             ======   ======  =====

The change in unrealized appreciation (depreciation) on investments in fixed maturity and equity securities is as follows:

                                          Year Ended December 31
                                           2002    2001    2000
                                         -----------------------
                                              (in millions)
                                         -----------------------
               Fixed maturity securities $1,219.5 $319.7  $684.0
               Equity securities........     13.0  (16.6)   (3.2)
                                         -------- ------  ------
               Total.................... $1,232.5 $303.1  $680.8
                                         ======== ======  ======

During the second quarter of 1998, LNL purchased three bonds issued with offsetting interest rate characteristics. Subsequent to the purchase of these bonds, interest rates increased and the value of one of these bonds decreased. This bond was sold at the end of the second quarter 1998 and a realized loss of $28.8 million ($18.7 million after-tax) was recorded. The other two bonds are still owned by LNL and are producing net investment income on an annual basis of $9.9 million ($6.4 million after-tax). Subsequent to these transactions being recorded, the Emerging Issues Task Force of the Financial Accounting Standards Board reached consensus with regard to accounting for this type of investment strategy. LNL is not required to apply the new accounting rules, however, if such rules were applied, the realized loss on the sale of $28.8 million ($18.7 million after-tax) on one of these bonds recorded at the end of the second quarter of 1998 would be reduced to $8.8 million ($5.7 million after-tax) and the difference would be applied as a change in the carrying amount of the two bonds that remain in LNL's portfolio. Also, net investment income for the year ended December 31, 2002, 2001 and 2000 would be less than reported by $2.9 million ($1.9 million after-tax), $2.7 million ($1.8 million after-tax) and $2.5 million ($1.6 million after-tax), respectively.

The balance sheet captions, "Real Estate" and "Property and Equipment," are shown net of allowances for depreciation as follows:

                                             December 31
                                             2002    2001
                                             ------------
                                             (in millions)
                                             ------------
                      Real estate........... $41.0  $ 38.4
                      Property and equipment  86.5   105.4

Impaired mortgage loans along with the related allowance for losses are as follows:

                                                      December 31
                                                      2002    2001
                                                     -------------
                                                     (in millions)
                                                     -------------
            Impaired loans with allowance for losses $ 72.3  $25.6
            Allowance for losses....................  (11.9)  (2.2)
            Impaired loans with no allowance for
             losses.................................     --     --
                                                     ------  -----
            Net impaired loans...................... $ 60.4  $23.4
                                                     ======  =====

The allowance for losses is maintained at a level believed adequate by management to absorb estimated probable credit losses. Management's periodic evaluation of the adequacy of the allowance for losses is based on LNL's past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors. This evaluation is inherently subjective as it requires estimating the amounts and timing of future cash flows expected to be received on impaired loans that may be susceptible to significant change.

A reconciliation of the mortgage loan allowance for losses for these impaired mortgage loans is as follows:

                                                    Year Ended
                                                   December 31
                                                2002   2001   2000
                                               -------------------
                                                  (in millions)
                                               -------------------
            Balance at beginning-of-year...... $ 2.2  $ 4.9  $ 4.7
            Provisions for losses.............  12.7    0.7    1.8
            Releases due to principal paydowns  (3.0)  (3.4)  (1.6)
            Releases due to foreclosures......    --     --     --
                                               -----  -----  -----
            Balance at end-of-year............ $11.9  $ 2.2  $ 4.9
                                               =====  =====  =====

The average recorded investment in impaired mortgage loans and the interest income recognized on impaired mortgage loans were as follows:

                                                  Year Ended
                                                  December 31
                                               2002  2001  2000
                                               -----------------
                                                 (in millions)
                                               -----------------
                Average recorded investment in
                 impaired loans............... $54.0 $25.0 $27.9
                Interest income recognized on
                 impaired loans...............   5.6   3.0   2.6

All interest income on impaired mortgage loans was recognized on the cash basis of income recognition.

As of December 31, 2002 and 2001, LNL had mortgage loans on non-accrual status of $1.8 million and $0.0 million, respectively. As of December 31, 2002 and 2001, LNL had no mortgage loans past due 90 days and still accruing.

The Lincoln National Life Insurance Company

As of December 31, 2002 and 2001, LNL had restructured mortgage loans of $4.6 million and $5.2 million, respectively. LNL recorded $0.4 million and $0.5 million of interest income on these restructured mortgage loans in 2002 and 2001, respectively. Interest income in the amount of $0.4 million and $0.5 million would have been recorded on these mortgage loans according to their original terms in 2002 and 2001, respectively. As of December 31, 2002 and December 31, 2001, LNL had no outstanding commitments to lend funds on restructured mortgage loans.

As of December 31, 2002, LNL's investment commitments for fixed maturity securities (primarily private placements), mortgage loans on real estate and real estate were $558.9 million. As of December 31, 2002, this includes $168.1 million of standby commitments to purchase real estate upon completion and leasing.

For the year ended December 31, 2002, fixed maturity securities available-for-sale, mortgage loans on real estate and real estate investments which were non-income producing were not significant. As of December 31, 2002 and 2001, the carrying value of non-income producing securities was $34.8 million and $32.4 million, respectively.

The balance sheet account for other liabilities includes a reserve for guarantees of third-party debt in the amount of $0.4 million and $0.3 million at December 31, 2002 and 2001, respectively.

During the fourth quarter of 2000, LNL completed a securitization of commercial mortgage loans. In the aggregate, the loans had a fair value of $186.0 million and carrying value of $185.7 million. LNL retained a 6.3% beneficial interest in the securitized assets. LNL received $172.7 million from the trust for the sale of the senior trust certificates representing the other 93.7% beneficial interest. A realized gain of $0.4 million pre- tax was recorded on this sale. A recourse liability was not recorded since LNL is not obligated to repurchase any loans from the trust that may later become delinquent. Cash flows received during 2002, 2001 and 2000 from interests retained in the trust were $2.6 million, $2.6 million and $0.4 million, respectively. The fair values of the mortgage loans were based on a discounted cash flow method based on credit rating, maturity and future income. Prepayments are expected to be less than 1% with an expected weighted-average life of 6.4 years. Credit losses are anticipated to be minimal over the life of the trust.

During the fourth quarter of 2001, LNL completed a second securitization of commercial mortgage loans. In the aggregate, the loans had a fair value of $209.7 million and a carrying value of $198.1 million. LNL received $209.7 million from the trust for the sale of the loans. A recourse liability was not recorded since LNL is not obligated to repurchase any loans from the trust that may later become delinquent. Servicing fees of $0.2 million and $0.03 million were received in 2002 and 2001, respectively. The transaction was hedged with total return swaps to lock in the value of the loans. LNL recorded a loss on the hedge of $10.1 million pre-tax and a realized gain on the sale of $11.6 million pre-tax resulting in a net gain of $1.5 million pre-tax. Upon securitization, LNL did not retain an interest in the securitized assets; however, LNL later invested $14.3 million of its general account assets in the certificates issued by the trust. This investment is included in fixed maturity securities on the balance sheet.

--------------------------------------------------------------------------------
4. Federal Income Taxes


The Federal income tax expense (benefit) is as follows:

                                           Year Ended December 31
                                            2002     2001    2000
                                          -------  -------  ------
                                               (in millions)
                                          ------------------------
              Current.................... $(140.4) $ 456.1  $ 54.0
              Deferred...................    48.9   (299.7)  178.8
                                          -------  -------  ------
              Total tax expense (benefit) $ (91.5) $ 156.4  $232.8
                                          =======  =======  ======

The effective tax rate on pre-tax income is lower than the prevailing corporate Federal Income tax rate. A reconciliation of this difference is as follows:

                                            Year Ended December 31
                                             2002    2001    2000
                                           ------   ------  ------
                                                (in millions)
                                           -----------------------
             Tax rate times pre-tax income
              (loss)...................... $(14.9)  $233.9  $308.6
             Effect of:
               Tax-preferred investment
                income....................  (39.7)   (62.6)  (61.3)
               Other items................  (36.9)   (14.9)  (14.5)
                                           ------   ------  ------
             Provision for income taxes
              (benefit)................... $(91.5)  $156.4  $232.8
                                           ======   ======  ======
             Effective tax rate...........   (215)%     23%     26%

The effective tax rate is a ratio of tax expense (benefit) over pre-tax income
(loss). Since the pre-tax loss of $42.5 million resulted in a tax benefit of $91.5 million in 2002, an unusual effective tax rate of (215)% is reported.

The Lincoln National Life Insurance Company

The Federal income tax asset (liability) is as follows:

                                                        December 31
                                                       2002    2001
                                                      ------ -------
                                                       (in millions)
                                                      --------------
           Current receivable from (payable to)
            LNC...................................... $ 92.8 ($462.0)
           Deferred..................................   95.3   381.9
                                                      ------ -------
           Total Federal income tax asset (liability) $188.1  $(80.1)
                                                      ====== =======

Significant components of LNL's deferred tax assets and liabilities are as follows:

                                                     December 31
                                                    2002     2001
                                                  -------- --------
                                                    (in millions)
                                                  -----------------
            Deferred tax assets:
              Insurance and investment contract
               liabilities....................... $1,152.6 $  969.3
              Reinsurance deferred gain..........    397.5    392.3
              Net operating and capital loss
               carryforwards.....................     80.1     18.1
              Postretirement benefits other than
               pensions..........................     27.1     36.6
              Ceding commission asset............     16.7     18.6
              Compensation related...............     49.3     38.0
              Other..............................     87.4     84.4
                                                  -------- --------
            Total deferred tax assets............  1,810.7  1,557.3
                                                  -------- --------
            Deferred tax liabilities:
              Deferred acquisition costs.........    527.5    494.5
              Investment related.................    220.9     51.3
              Net unrealized gain on securities
               available-for-sale................    572.7    135.5
              Present value of business in-force.    354.5    391.5
              Other..............................     39.8    102.6
                                                  -------- --------
            Total deferred tax liabilities.......  1,715.4  1,175.4
                                                  -------- --------
            Net deferred tax asset............... $   95.3 $  381.9
                                                  ======== ========

The Company and its affiliates are part of a consolidated filing to the Internal Revenue Service with their common parent, Lincoln National Corporation. Cash paid to LNC for Federal income taxes in 2002 and 2001 was $396.5 million and $58.2 million, respectively. Cash received from LNC for Federal income taxes in 2000 was $38.0 million due to the carry back of 1999 tax losses.

The Company is required to establish a valuation allowance for any gross deferred tax assets that are unlikely to reduce taxes payable in future years' tax returns. At December 31, 2002, 2001, and 2000, LNL concluded that it was more likely than not that all gross deferred tax assets will reduce taxes payable in future years. Accordingly, no valuation allowance was necessary at December 31, 2002 and 2001.

At December 31, 2002, LNL had net operating loss carryforwards for Federal income tax purposes of $31.7 million for Lincoln Life New York that expire in the year 2013. The Company had net capital loss carryforwards of $156.2 million and First Penn had net capital loss carryforwards of $7.4 million that expire in the year 2007. Lincoln Life New York had net capital loss carryforwards of $33.5 million expiring in years 2004 through 2007. The net operating loss carryforwards and net capital loss carryforwards can be used in future LNC consolidated U.S. tax returns filed by its common parent. Accordingly, LNL believes that it is more likely than not that the net operating loss carryforwards and capital loss carryforwards will be fully utilized within the allowable carryforward period.

Under prior Federal income tax law, one-half of the excess of a life insurance company's income from operations over its taxable investment income was not taxed, but was set aside in a special tax account designated as "Policyholders' Surplus." At December 31, 2002, LNL has approximately $196.0 million of untaxed "Policyholders' Surplus" on which no payment of Federal income taxes will be required unless it is distributed as a dividend, or under other specified conditions. Barring the passage of unfavorable tax legislation, LNL does not believe that any significant portion of the account will be taxed in the foreseeable future. Accordingly, no deferred tax liability has been recognized relating to LNL's Policyholders' Surplus balance. If the entire Policyholders' Surplus balance became taxable at the current Federal rate, the tax would be approximately $68.6 million.

--------------------------------------------------------------------------------
5. Supplemental Financial Data



Reinsurance transactions included in the income statement captions, "Insurance Premiums" and "Insurance Fees," are as follows:

                                         Year Ended December 31
                                         2002*    2001*     2000
                                       --------  -------- --------
                                              (in millions)
                                       ---------------------------
              Insurance assumed....... $  909.7  $1,363.7 $1,279.3
              Insurance ceded.........  1,750.1     953.2    513.6
                                       --------  -------- --------
              Net reinsurance premiums
               and fees............... $ (840.4) $  410.5 $  765.7
                                       ========  ======== ========

--------
*The reinsurance activity for the year ended December 31, 2001 includes the activity of the former Reinsurance segment for the eleven months ended November 30, 2001 and the activity related to the indemnity reinsurance transaction with Swiss Re for the one month ended December 31, 2001. The reinsurance activity for 2002 includes activity related to the indemnity reinsurance transaction with Swiss Re.

The income statement caption, "Benefits," is net of reinsurance recoveries of $1,145.0 million; $555.1 million and $356.9 million for the years ended December 31, 2002, 2001 and 2000, respectively.

Detailed below is a breakdown of amounts included in LNL's balance sheet related to the reinsurance business sold to Swiss Re through indemnity reinsurance. Because LNL is not relieved of its liability to the ceding companies for this business,

The Lincoln National Life Insurance Company the liabilities and obligations associated with the reinsured contracts remain on the consolidated balance sheet of LNL with a corresponding reinsurance receivable from Swiss Re. At December 31, 2002, amounts recoverable from reinsurers included $5.1 billion related to the reinsurance business sold to Swiss Re.

A roll forward of the balance sheet account, "Deferred Acquisition Costs," is as follows:

                                                 Year Ended December 31
                                                   2002        2001
                                                  --------   ---------
                                                    (in millions)
                                                 ---------------------
           Balance at beginning-of-year......... $2,267.0    $2,385.6
           Deferral.............................    622.4       673.5
           Amortization.........................   (296.7)     (327.1)
           Adjustment related to realized losses
            on securities available-for-sale....    115.0       112.9
           Adjustment related to
            unrealized gains on securities
            available-for-sale..................   (338.5)     (187.2)
           Other................................      4.0      (390.7)
                                                  --------   --------
           Balance at end-of-period............. $2,373.2    $2,267.0
                                                  ========   ========

Realized gains and losses on investments and derivative instruments on the Statements of Income for the year ended December 31, 2002, 2001 and 2000 are net of amounts restored against deferred acquisition costs of $115.0 million, $112.9 million and $38.2 million, respectively. In addition, realized gains and losses for the years ended December 31, 2002, 2001 and 2000 are net of adjustments made to policyholder reserves of $25.6 million, $10.6 million and $(3.5) million, respectively. LNL has either a contractual obligation or has a consistent historical practice of making allocations of investment gains or losses to certain policyholders.

Details underlying the income statement caption, "Underwriting, Acquisition, Insurance and Other Expenses," are as follows:

                                          Year Ended December 31
                                         2002      2001      2000
                                       --------  --------  --------
                                               (in millions)
                                       ----------------------------
            Commissions............... $  566.7  $  812.3  $  830.5
            Other volume related
             expenses.................    264.2     191.4     222.3
            Operating and
             administrative expenses..    643.1     796.4     719.5
            Deferred acquisition costs
             net of amortization......   (325.7)   (346.4)   (428.1)
            Restructuring charges.....       --      37.4      (1.0)
            Goodwill amortization.....       --      26.5      24.9
            Other intangibles
             amortization.............    105.7      91.8     129.4
            Other.....................     95.8     103.4      90.0
                                       --------  --------  --------
            Total..................... $1,349.8  $1,712.8  $1,587.5
                                       ========  ========  ========

A reconciliation of the present value of business in-force for LNL's insurance subsidiaries included in other intangible assets is as follows:

                                                 December 31
                                          2002      2001      2000
                                        --------  --------  --------
                                                (in millions)
                                        ----------------------------
          Balance at
           beginning-of-year........... $1,118.5  $1,209.7  $1,353.3
          Adjustments to balance.......       --      (0.7)    (15.7)
          Interest accrued on
           unamortized balance
           (Interest rates range from
           5% to 7%)...................     61.4      71.0      77.6
          Amortization.................   (167.1)   (161.5)   (205.5)
                                        --------  --------  --------
          Balance at end-of-year.......  1,012.8   1,118.5   1,209.7
          Other intangible assets (non-
           insurance)..................
          Total other intangible assets
           at end-of-year.............. $     --  $     --  $   12.8
                                        ========  ========  ========

The Lincoln National Life Insurance Company

Details underlying the balance sheet caption, "Contractholder Funds," are as follows:

                                               December 31
                                             2002      2001
                                           --------- ---------
                                              (in millions)
                                           -------------------
                 Premium deposit funds.... $20,634.6 $18,553.7
                 Undistributed earnings on
                  participating business..     156.7     100.2
                 Other....................     610.9     562.7
                                           --------- ---------
                 Total.................... $21,402.2 $19,216.6
                                           ========= =========

Details underlying the balance sheet captions of short-term debt and surplus notes payable to LNC are as follows:

                                                    December 31
                                                   2002     2001
                                                 -------- --------
                                                   (in millions)
                                                 -----------------
              Short-term debt................... $  103.7 $  261.8
                                                 ======== ========
              Surplus notes due Lincoln National
               Corporation:
                6.56% surplus note, due 2028....   $500.0 $  500.0
                6.03% surplus note, due 2028....    750.0    750.0
                                                 -------- --------
              Total surplus notes............... $1,250.0 $1,250.0
                                                 ======== ========

The short-term debt represents short-term notes payable to LNC.

The surplus note for $500 million was issued to LNC in connection with the CIGNA indemnity reinsurance transaction on January 5, 1998 (see Note 7). This note calls for LNL to pay the principal amount of the notes on or before March 31, 2028 and interest to be paid quarterly at an annual rate of 6.56%. Subject to approval by the Indiana Insurance Commissioner, LNC also has a right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note, but not before January 5, 2003. Any payment of interest or repayment of principal may be paid only out of LNL's statutory earnings, only if LNL's statutory surplus exceeds specified levels ($2.316 billion at December 31, 2002), and subject to approval by the Indiana Insurance Commissioner.

The surplus note for $750 million was issued on December 18, 1998 to LNC in connection with the Aetna indemnity reinsurance transaction (see Note 7). This note calls for the LNL to pay the principal amount of the notes on or before December 31, 2028 and interest to be paid quarterly at an annual rate of 6.03%. Subject to approval by the Indiana Insurance Commissioner, LNC also has a right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note, but not before December 18, 2003. Any payment of interest or repayment of principal may be paid only out of LNL's statutory earnings, only if LNL's statutory surplus exceeds specified levels ($2.38 billion at December 31, 2002), and subject to approval by the Indiana Insurance Commissioner.

Cash paid for interest on both the short-term debt and the surplus notes for 2002, 2001 and 2000 was $79.3 million, $80.6 million and $80.2 million, respectively.


--------------------------------------------------------------------------------
6. Employee Benefit Plans


Pension and Other Postretirement Benefit Plans -- U.S.
LNC maintains funded defined benefit pension plans for most of its U.S. employees (including those of LNL), and prior to January 1, 1995, most full-time agents (including those of LNL). Effective January 1, 2002, the employees' pension plan has a cash balance formula. Employees retiring before 2012 will have their benefits calculated under both the old and new formulas and will receive the better of the two calculations. Employees retiring in 2012 or after will receive benefits under the amended plan. Benefits under the old employees' plan are based on total years of service and the highest 60 months of compensation during the last 10 years of employment. Under the amended plan, employees have guaranteed account balances that grow with pay and interest credits each year. The amendment to the employees' pension plan resulted in a $25.4 million pre-tax negative unrecognized prior service cost in 2001 that will be evenly recognized over future periods. All benefits applicable to the defined benefit plan for agents were frozen as of December 31, 1994. The plans are funded by contributions to tax-exempt trusts. LNL's funding policy is consistent with the funding requirements of Federal law and regulations. Contributions are intended to provide not only the benefits attributed to service to date, but also those expected to be earned in the future.

LNC sponsors three types of unfunded, nonqualified, defined benefit plans for certain U.S. employees and agents (including those of LNL): supplemental retirement plans, a salary continuation plan, and supplemental executive retirement plans.

The supplemental retirement plans provide defined benefit pension benefits in excess of limits imposed by Federal tax law. Effective January 1, 2000, one of these plans was amended to limit the maximum compensation recognized for benefit payment calculation purposes. The effect of this amendment was to reduce LNL's pension benefit obligation by $5.4 million.

The salary continuation plan provides certain officers of LNL defined pension benefits based on years of service and final monthly salary upon death or retirement.

The supplemental executive retirement plan provides defined pension benefits for certain executives who became employees of LNL as a result of the acquisition of a block of individual life insurance and annuity business from CIGNA Corporation ("CIGNA"). Effective January 1, 2000, this plan was amended to freeze benefits payable under this plan. The effect of this plan curtailment was to decrease LNL's pension benefit obligation by $2.4 million. Effective January 1, 2000, a second supplemental executive retirement plan was established for this

The Lincoln National Life Insurance Company same group of executives to guarantee that the total benefit payable under the LNL employees' defined benefit pension plan benefit formula will be determined using an average compensation not less than the minimum three-year average compensation as of December 31, 1999. All benefits payable from this plan are reduced by benefits payable from the LNC employees' defined benefit pension plan.

LNC also sponsors unfunded plans that provide postretirement medical, dental and life insurance benefits to full-time U.S. employees and agents who, depending on the plan, have worked for LNL 10 years and attained age 55 for employees and 60 for agents (including those of LNL). Medical and dental benefits are also available to spouses and other dependents of employees and agents. For medical and dental benefits, limited contributions are required from individuals who retired prior to November 1, 1988. Contributions for later retirees, which can be adjusted annually, are based on such items as years of service at retirement and age at retirement. Life insurance benefits are noncontributory; however, participants can elect supplemental contributory life benefits up to age 70. Effective July 1, 1999, the agents' postretirement plan was changed to require agents retiring on or after that date to pay the full medical and dental premium costs. Beginning January 1, 2002, the employees' postretirement plan was changed to require employees not yet age 50 with five years of service by year end 2001 to pay the full medical and dental premium cost when they retire. This change in the plan resulted in the immediate recognition at the end of 2001 of a one-time curtailment gain of $10.7 million pre-tax.

On December 1, 2001, Swiss Re acquired LNL's reinsurance business. This transaction resulted in the immediate recognition of a one-time curtailment gain on post retirement benefits of $6 million pre-tax and additional expense of $1.4 million pre-tax related to pension benefits for a net curtailment gain of $4.6 million pre-tax. This net curtailment gain was included in the realized gain on sale of subsidiaries for the year ended December 31, 2001. Due to the release of the pension obligations on these former LNL employees, there was a $16 million gain in the pension plan that was used to offset prior plan losses.

The Lincoln National Life Insurance Company

Information with respect to defined benefit plan asset activity and defined benefit plan obligations is as follows:

                                                      Year Ended December 31
                                                  ------------------------------------
                                                                   Other Postretirement
                                                  Pension Benefits    Benefits
                                                  ---------------  --------------------
                                                   2002     2001    2002       2001
                                                  ------   ------  ---------  --------
                                                           (in millions)
                                                  -------------------------------------
Change in plan assets:
  Fair value of plan assets at beginning-of-year. $340.4   $334.5  $   --     $   --
  Transfers of assets............................   (1.4)     2.5      --         --
  Actual return on plan assets...................  (31.1)   (15.5)     --         --
  Company contributions..........................   58.0     33.8      --         --
  Administrative expenses........................   (1.6)    (0.9)     --         --
  Benefits paid..................................  (21.3)   (14.0)     --         --
                                                  ------   ------   ------     ------
  Fair value of plan assets at end-of-year....... $343.0   $340.4  $   --     $   --
                                                  ======   ======   ======     ======
Change in benefit obligation:
  Benefit obligation at beginning-of-year........ $399.3   $388.2  $ 81.9     $ 88.5
  Transfers of benefit obligations...............   (1.3)     2.7    (0.9)       0.1
  Plan amendments................................     --    (25.4)     --         --
  Service cost...................................   17.3     13.4     1.4        2.6
  Interest cost..................................   26.8     28.8     5.1        6.2
  Plan participants' contributions...............     --       --     1.1        1.7
  Sale of business segment.......................     --       --      --       (6.0)
  Plan curtailment gain..........................     --    (16.0)     --      (11.2)
  Actuarial (gains) losses.......................   20.3     21.6     6.8        7.6
  Benefits paid..................................  (21.3)   (14.0)   (6.5)      (7.6)
                                                  ------   ------   ------     ------
  Benefit obligation at end-of-year.............. $441.1   $399.3  $ 88.9     $ 81.9
                                                  ======   ======   ======     ======
Underfunded status of the plans.................. $(98.1)  $(58.9) $(88.9)    $(81.9)
Unrecognized net actuarial losses................  109.3     32.4     8.2        1.0
Unrecognized negative prior service cost.........  (19.8)   (24.7)     --         --
                                                  ------   ------   ------     ------
Accrued benefit cost............................. $ (8.6)  $(51.2) $(80.7)    $(80.9)
                                                  ======   ======   ======     ======
Weighted-average assumptions as of December 31:
  Weighted-average discount rate.................   6.50%    7.00%   6.50%      7.00%
  Expected return on plan assets.................   8.25%    9.00%     --         --
Rate of increase in compensation:
  Salary continuation plan.......................   5.00%    5.00%     --         --
  All other plans................................   4.00%    4.00%   4.00%      4.00%

In 2002, all plans have projected benefit obligations in excess of plan assets. In 2001, the funded status amounts in the pension benefits columns above combine plans with projected benefit obligations in excess of plan assets and plans with plan assets in excess of projected benefit obligations. At December 31, 2001, for plans that have projected benefit obligations in excess of plan assets, the aggregate projected benefit obligations were $269.8 million, the aggregate accumulated benefit obligations were $245.9 million and the aggregate fair value of plan assets was $208.5 million.

As is required by SFAS No. 87, "Employer's Accounting for Pensions," for plans where the accumulated benefit obligation exceeds the fair value of plan assets, the Company has recognized the minimum pension liability of the unfunded accumulated benefit obligation as a liability with an offsetting adjustment to Other Comprehensive Income, net of tax impact. As of December 31, 2002, this minimum pension liability amounted to $51.9 million ($79.8 million pre-tax).

Plan assets for both the funded employees and agents plans are principally invested in equity and fixed income funds managed by LNL's affiliate, Delaware Management Holdings, Inc.

The Lincoln National Life Insurance Company

The components of net defined benefit pension plan and postretirement benefit plan costs are as follows:

                                                   Year Ended December 31
                                        -------------------------------------------
                                                                Other Postretirement
                                           Pension Benefits           Benefits
                                        ----------------------  --------------------
                                           2002    2001    2000   2002   2001   2000
                                        ------  ------  ------  -----  -----  -----
                                                       (in millions)
                                        -------------------------------------------
Service cost........................... $ 17.8  $ 13.9  $ 12.5  $ 1.4  $ 2.6  $ 2.1
Interest cost..........................   26.8    28.8    26.1    5.1    6.2    5.7
Expected return on plan assets.........  (27.1)  (29.8)  (29.0)    --     --     --
Amortization of prior service cost.....   (2.4)    0.2     0.2     --     --     --
Recognized net actuarial (gains) losses    0.2     0.2    (2.0)  (0.4)  (0.4)  (0.7)
                                        ------  ------  ------  -----  -----  -----
Net periodic benefit cost.............. $ 15.3  $ 13.3  $  7.8  $ 6.1  $ 8.4  $ 7.1
                                        ======  ======  ======  =====  =====  =====

The calculation of the accumulated postretirement benefits obligation assumes a weighted-average annual rate of increase in the per capital cost of covered benefits (i.e. health care cost trend rate) of 10.0% for 2002. It further assumes the rate will gradually decrease to 5.0% by 2014 and remain at that level. The health care cost trend rate assumption has a significant effect on the amounts reported. For example, increasing the assumed health care cost trend rates by one percentage point each year would increase the accumulated postretirement benefits obligation as of December 31, 2002 and 2001 by $6.2 million and $5.7 million, respectively. The aggregate of the estimated service and interest cost components of net periodic postretirement benefits cost for the year ended December 31, 2002 and 2001 would increase by $0.5 million and $0.7 million, respectively.

LNL maintains a defined contribution plan for its U.S. insurance agents. Contributions to this plan are based on a percentage of the agents' annual compensation as defined in the plan. Effective January 1, 1998, LNL assumed the liabilities for a non-contributory defined contribution plan covering certain highly compensated former CIGNA agents and employees. Contributions for this plan are made annually based upon varying percentages of annual eligible earnings as defined in the plan. Contributions to this plan are in lieu of any contributions to the qualified agent defined contribution plan. Effective January 1, 2000, this plan was expanded to include certain highly compensated LNL agents. The combined pre-tax expenses for these plans amounted to $1.0 million, $2.8 million and $4.2 million in 2002, 2001 and 2000, respectively. These expenses reflect both LNL's contribution as well as changes in the measurement of LNL's liabilities under these plans.

401(k) Plans
LNC sponsors contributory defined contribution plans (401(k) plans) for eligible U.S. employees and agents (including those of LNL). LNL's contributions to the 401(k) plans for its U.S. employees and agents are equal to a participant's pre-tax contribution, not to exceed 6% of base pay, multiplied by a percentage, ranging from 50% to 150%, which varies according to certain incentive criteria as determined by LNC's Board of Directors. As a result of LNC attaining the goals established under the three-year long-term incentive plan for 1998 through 2000, an additional match was made in 2001 on a participant's 2000 pre-tax contribution, not to exceed 6% of base pay, multiplied by 50%. LNL's expense for the 401(k) plan amounted to $12.6 million, $13.5 million and $21.0 million in 2002, 2001 and 2000, respectively.

Deferred Compensation Plans
LNC sponsors contributory deferred compensation plans for certain U.S. employees and agents including those of LNL who meet the established plan criteria. Plan participants may elect to defer payment of a portion of their compensation, as defined by the plans. At this point, these plans are not funded. Plan participants may select from a variety of alternative measures for purposes of calculating the investment return considered attributable to their deferral. Under the terms of these plans, LNL agrees to pay out amounts based upon the alternative measure selected by the participant. Plan participants who are also participants in an LNC 401(k) plan and who have reached the contribution limit for that plan may also elect to defer the additional amounts into the deferred compensation plan. LNL makes matching contributions to these plans for its participants based upon amounts placed into the deferred compensation plans by individuals who have reached the contribution limit under the 401(k) plan. The amount of LNL's contribution is calculated in a manner similar to the employer match calculation described in the 401(k) plans section above. Expense (income) for these plans amounted to $(3.6) million, $(2.9) million and $3.0 million in 2002, 2001 and 2000, respectively. These expenses reflect both LNL's employer matching contributions, as well as changes in the measurement of LNL's liabilities under these plans.

In the fourth quarter of 1999, LNC modified the terms of the deferred compensation plans to provide that plan participants who selected LNC stock as the measure for their investment return would receive shares of LNC stock in satisfaction of this portion of their deferral. In addition, participants were precluded from diversifying any portion of their deferred compensation plan account that is measured by LNC's stock performance. As a result of these modifications to the plans, ongoing changes in value of LNC's stock no longer affect the expenses associated with this portion of the deferred compensation plans.

The Lincoln National Life Insurance Company

In connection with the acquisition of the block of individual life insurance and annuity business from CIGNA, LNL assumed the liability for an unfunded contributory deferred compensation plan covering certain former CIGNA employees and agents. These participants became immediately eligible for the LNC contributory deferred compensation plans, and therefore this plan was frozen as to future deferrals as of January 1, 1998. Effective January 1, 2001, this frozen plan was merged into the LNC contributory deferred compensation plans and the associated expenses for 2002, 2001 and 2000 are included in those plan expenses disclosed above.

LNL's total liabilities associated with these plans were $103.7 million and $101.4 million at December 31, 2002 and 2001, respectively.

Incentive Plans
LNC has various incentive plans for employees, agents and directors of LNC and its subsidiaries that provide for the issuance of stock options, stock appreciation rights, restricted stock awards and stock incentive awards. These plans are comprised primarily of stock option incentive plans. Stock options awarded under the stock option incentive plans to LNL employees and agents are granted with an exercise price equal to the market value of LNC stock at the date of grant and, subject to termination of employment, expire 10 years from the date of grant. Such options are transferable only upon death. Options become exercisable in 25% increments over the four-year period following the option grant anniversary date. A "reload option" feature was added on May 14, 1997. In most cases, persons exercising an option after that date have been granted new options in an amount equal to the number of matured shares tendered to exercise the original option award. The reload options are granted for the remaining term of the related original option and have an exercise price equal to the market value of LNC stock at the date of the reload award. Reload options can be exercised two years after the grant date if the value of the new option has appreciated by at least 25%.

In 2000, as a result of changes in the interpretation of the existing accounting rules for stock options, LNC decided not to continue issuing stock options to agents that do not meet the stringent definition of a common law employee. In the first quarter of 2000, LNC adopted a stock appreciation right ("SAR") program as a replacement to the agent stock option program for agents. The first awards under this program were also made in the first quarter of 2000. The SARs under this program are rights on LNC stock that are cash settled and become exercisable in 25% increments over the four year period following the SAR grant date. SARs are granted with an exercise price equal to the market value of LNC stock at the date of grant and, subject to termination of employment, expire five years from the date of grant. Such SARs are transferable only upon death.

LNL recognizes compensation expense for its agents in the SAR program based on the fair value method using an option-pricing model. Compensation expense and the related liability are recognized on a straight-line basis over the vesting period of the SARs. The SAR liability is marked-to-market through net income. This accounting treatment causes volatility in net income as a result of changes in the market value of LNC stock. LNL hedges this volatility by purchasing call options on LNC stock. Call options hedging vested SARs are also marked-to-market through net income. Total compensation expense (income) recognized by LNL for the SAR program for 2002, 2001 and 2000 was $(0.7) million, $4.8 million and $3.1 million, respectively. The mark-to-market gain
(loss) recognized through net income on call options on LNC stock for 2002, 2001 and 2000 was $(6.7) million, $0.8 million and $1.3 million, respectively. The SAR liability at December 31, 2002 and 2001 was $3.7 million and $6.5 million, respectively.

Through 2002, LNL recognized compensation expense for LNC stock option grants to LNL employees and agents using the intrinsic value method of accounting and provided the required pro forma information for stock options granted after December 31, 1994. Accordingly, no compensation expense has been recognized for stock option incentive plans through 2002. Had compensation expense for LNC stock option grants to LNL employees been determined based on the estimated fair value at the grant dates for awards under those plans, LNL's pro forma net income for the last three years (2002, 2001 and 2000) would have been $39.8 million, $479.9 million and $639.4 million, respectively (a decrease of $9.2 million, $16.2 million and $9.5 million, respectively).

The above effects on pro forma net income of expensing the estimated fair value of stock options are not necessarily representative of the effects on reported net income for future years due to factors such as the vesting period of the stock options and the potential for issuance of additional stock options in future years.

The fair value of options used as a basis for the pro forma disclosures, shown above, was estimated as of the date of grant using a Black-Scholes option-pricing model. Included in the above pro forma decrease in net income for 2001 was $5.9 million after-tax of stock option expense related to the former Reinsurance segment.

On August 8, 2002, LNC announced plans to expense the fair value of employee stock options beginning in 2003 under FAS 123. FAS 148, issued on December 31, 2002, provides for alternative methods of transition for entities that change to the fair value method of accounting for stock-based compensation. LNC will adopt the fair value method of accounting under FAS 123, as amended by FAS 148, as of January 1, 2003; therefore, LNL will present restated financial statements for the years 2002 and 2001 in its 2003 audited financial statements.

Effective January 1, 2003, LNC's stock option employee compensation plan and long-term cash incentive compensation plan were revised and combined to provide for performance vesting, and to provide for awards that may be paid out in a combination of stock options, performance shares of LNC stock and cash. The performance measures for the initial grant under the new plan will be calculated over a three-year period from grant date and will compare LNC's performance relative

The Lincoln National Life Insurance Company to a selected group of peer companies. Comparative performance measures will include relative growth in earnings per share, return on equity and total share performance. Certain participants in the new plans will select from seven different combinations of stock options, performance shares and cash in determining the form of their award. Other participants will have their award paid in performance shares. This plan will replace the current LNC stock option plan.

Information with respect to LNC stock options outstanding for LNL employees and agents at December 31, 2002 is as follows:

                   Options Outstanding                          Options Exercisable
--------------------------------------------------------- -------------------------------
             Number     Weighted-Average                      Number
Range of Outstanding at    Remaining                      Exercisable at    Weighted-
Exercise  December 31,  Contractual Life Weighted-Average  December 31,  Average Exercise
 Prices       2002          (Years)       Exercise Price       2002           Price
-------- -------------- ---------------- ---------------- -------------- ----------------
$10-$20       94,042          0.87            $19.80           94,042         $19.80
 21- 30    1,515,448          6.12             25.43        1,038,904          25.76
 31- 40      285,735          6.95             35.23          163,785          35.89
 41- 50    2,512,254          6.49             43.66        1,721,058          43.67
 51- 60    2,231,192          7.58             51.38        1,017,538          50.84
-------    ---------                                        ---------
$10-$60    6,638,671                                        4,035,327
=======    =========                                        =========

The option price assumptions used for grants to LNL employees and agents were as follows:

                                                    Year Ended December 31
                                                    2002    2001    2000
                                                    ------  ------  -----
     Dividend yield................................    2.5%    2.8%   4.6%
     Expected volatility...........................   39.6%   40.0%  39.2%
     Risk-free interest rate.......................    4.5%    4.6%   6.5%
     Expected life (in years)......................    4.2     4.2    4.9
     Weighted-average fair value per option granted $16.00  $13.38  $7.84

Information with respect to the incentive plans involving stock options granted to LNL employees and agents is as follows:

                                        Options Outstanding       Options Exercisable
                                     -------------------------- ------------------------
                                                   Weighted-                Weighted-
                                                    Average                  Average
                                       Shares    Exercise Price  Shares   Exercise Price
                                     ----------  -------------- --------- --------------
Balance at January 1, 2000..........  5,994,960      $39.88     2,143,460     $30.25
Granted-original....................  1,970,665       26.04
Granted-reloads.....................     40,278       45.99
Exercised (includes shares tendered)   (372,902)      21.98
Forfeited...........................   (464,048)      45.18
                                     ----------      ------     ---------     ------
Balance at December 31, 2000........  7,168,953      $36.69     2,813,438      13.92
                                     ==========      ======     =========     ======
Granted-original....................  1,418,190       43.52
Granted-reloads.....................     60,111       48.64
Exercised (includes shares tendered) (1,162,373)      28.45
Forfeited...........................   (251,604)      44.01
                                     ----------      ------     ---------     ------
Balance at December 31, 2001........  7,233,277       39.20     4,213,907      39.05
                                     ==========      ======     =========     ======
Granted-original....................  1,035,180       51.59
Granted-reloads.....................     12,103       48.41
Exercised (includes shares tendered) (1,316,702)      36.31
Forfeited...........................   (331,487)      46.09
Intercompany transfer...............      6,300       41.39
                                     ----------      ------     ---------     ------
Balance at December 31, 2002........  6,638,671      $41.39     4,035,327     $40.00
                                     ==========      ======     =========     ======

The Lincoln National Life Insurance Company

Information with respect to the LNC incentive plan SARs outstanding for LNL agents at December 31, 2002 is as follows:

                SARs Outstanding                                 SARs Exercisable
-        ------------------------------- ---------------- -------------------------------
-----------------------------------------------------------------------------------------
             Number     Weighted-Average                      Number
Range of Outstanding at    Remaining                      Exercisable at
Exercise  December 31,  Contractual Life Weighted-Average  December 31,  Weighted-Average
 Prices       2002          (Years)       Exercise Price       2002       Exercise Price
-----------------------------------------------------------------------------------------
$21-$30      487,710          2.19            $24.72         183,364          $24.72
 31- 40        3,875          2.45             36.98           1,788           36.90
 41- 50      518,588          3.20             43.57         115,956           43.59
 51- 60      372,075          4.20             52.10              --              --
-------    ---------                                         -------
$10-$60    1,382,248                                         301,108
=======    =========                                         =======

The option price assumptions used for grants to LNL agents under the LNC SAR plan for 2002, 2001 and 2000 were as follows:

                                                   2002    2001    2000
                                                  ------  ------  ------
      Dividend yield.............................    2.7%    2.7%    3.8%
      Expected volatility........................   29.5%   42.0%   46.0%
      Risk-free interest rate....................    5.0%    5.5%    7.3%
      Expected life (in years)...................    5.0     5.0     5.0
      Weighted-average fair value per SAR granted $10.86  $18.84  $14.62

Information with respect to the LNC incentive plan involving SARs granted to LNL agents is as follows:

                                          SARs Outstanding           SARs Exercisable
                                     --------------------------- ------------------------
                                                Weighted-Average         Weighted-Average
                                       Shares    Exercise Price  Shares   Exercise Price
                                     ---------  ---------------- ------- ----------------
Balance at January 1, 2000..........        --       $   --           --      $   --
Granted-original....................   866,168        24.94
Exercised (includes shares tendered)   (72,823)       24.72
Forfeited...........................   (42,293)       25.19
                                     ---------       ------      -------      ------
Balance at December 31, 2000........   751,052        24.94       82,421       24.72
                                     =========       ======      =======      ======
Granted-original....................   544,205        43.51
Exercised (includes shares tendered)  (142,785)       24.74
Forfeited...........................   (27,381)       28.92
                                     ---------       ------      -------      ------
Balance at December 31, 2001........ 1,125,091        33.85      102,710       25.02
                                     =========       ======      =======      ======
Granted-original....................   383,675        51.95
Exercised (includes shares tendered)   (90,818)       28.57
Forfeited...........................   (35,700)       34.95
                                     ---------       ------      -------      ------
Balance at December 31, 2002........ 1,382,248       $39.20      301,108      $32.06
                                     =========       ======      =======      ======

Restricted LNC stock (non-vested stock) awarded to LNL employees and agents from 2000 through 2002 was as follows:

                                                     Year Ended December 31
                                                       2002   2001    2000
                                                     ------- ------- -------
   Restricted stock (number of shares)..............  46,500  32,639  80,929
   Weighted-average price per share at time of grant $ 33.55 $ 45.59 $ 39.64

--------------------------------------------------------------------------------
7. Restrictions, Commitments and Contingencies


Statutory Information and Restrictions
Net income (loss) as determined in accordance with statutory accounting practices for The Lincoln National Life Insurance Company (the "Company") and its insurance subsidiaries excluding the insurance subsidiaries sold to Swiss Re in 2001 was $(0.252) billion, $0.197 billion and $0.621 billion for 2002, 2001 and 2000, respectively. On December 7, 2001, Swiss Re acquired LNC's reinsurance operations. The trans-

action structure involved a series of indemnity reinsurance transactions combined with the sale of certain stock companies that comprised LNC's reinsurance operation. See Note 11 for further discussion of Swiss Re's acquisition of LNC's reinsurance operations.

Shareholder's equity as determined in accordance with statutory accounting practices for the Company and its insurance

The Lincoln National Life Insurance Company subsidiaries was $2.6 billion and $3.5 billion for December 31, 2002 and 2001, respectively.

The National Association of Insurance Commissioners revised the Accounting Practices and Procedures Manual in a process referred to as Codification. The revised manual became effective January 1, 2001. The domiciliary states of the Company and its insurance subsidiaries have adopted the provisions of the revised manual. The revised manual has changed, to some extent, prescribed statutory accounting practices and has resulted in changes to the accounting practices that the Company and its insurance subsidiaries use to prepare their statutory-basis financial statements. The impact of these changes to the Company and its insurance subsidiaries' statutory-based capital and surplus as of January 1, 2001 was not significant.

The Company acquired a block of individual life insurance and annuity business from CIGNA Corporation in January 1998 and a block of individual life insurance from Aetna Inc. in October 1998. These acquisitions were structured as indemnity reinsurance transactions. The statutory accounting regulations do not allow goodwill to be recognized on indemnity reinsurance transactions and therefore, the related statutory ceding commission flows through the statement of operations as an expense resulting in a reduction of statutory earned surplus. As a result of these acquisitions, the Company's statutory earned surplus was negative.

The Company and its insurance subsidiaries are subject to certain insurance department regulatory restrictions as to the transfer of funds and payment of dividends to LNC. Generally, these restrictions pose no short-term liquidity concerns for LNC. As a result of negative statutory earned surplus, the Company was required to obtain the prior approval of the Indiana Insurance Commissioner ("Commissioner") before paying any dividends to LNC until its statutory earned surplus became positive. During the first quarter of 2002, the Company received approval from the Commissioner to reclassify total dividends of $495 million paid to LNC in 2001 from the Company's earned surplus to paid-in-capital. This change plus the increase in statutory earned surplus from the disposition of LNC's reinsurance operations through an indemnity reinsurance transaction with Swiss Re resulted in positive statutory earned surplus for the Company at December 31, 2001.

In general, dividends are not subject to prior approval from the Commissioner provided the Company's statutory earned surplus is positive and such dividends do not exceed the standard limitation of the greater of 10% of total statutory earned surplus or the amount of statutory earnings in the prior calendar year. Dividends of $710 million were paid by the Company to LNC in the second quarter of 2002. These distributions were made in two installments. The first installment of $60 million was paid in April. The second installment of $650 million was paid in June. As both installments exceeded the standard limitation noted above, a special request was made for each payment and each was approved by the Commissioner. Both distributions represented a portion of the proceeds received from the indemnity reinsurance transaction with Swiss Re. As a result of the payment of dividends plus the statutory loss in 2002, the Company's statutory earned surplus is negative as of December 31, 2002. Due to the negative statutory earned surplus as of December 31, 2002, any dividend(s) paid by the Company in 2003 will be subject to prior approval from the Commissioner. As occurred in 2001, dividends approved and paid while statutory earned surplus is negative will be classified as a reduction to paid-in-capital.

The Company is recognized as an accredited reinsurer in the state of New York, which effectively enables it to conduct reinsurance business with unrelated insurance companies that are domiciled within the state of New York. As a result, in addition to regulatory restrictions imposed by the state of Indiana, the Company is also subject to the regulatory requirements that the State of New York imposes upon accredited reinsurers.

Reinsurance Contingencies

See Note 11, "Acquisition and Divestitures," for discussion of contingencies surrounding Swiss Re's acquisition of LNC's reinsurance operations on December 7, 2001.

Marketing and Compliance Issues

Regulators continue to focus on market conduct and compliance issues. Under certain circumstances, companies operating in the insurance and financial services markets have been held responsible for providing incomplete or misleading sales materials and for replacing existing policies with policies that were less advantageous to the policyholder. LNL's management continues to monitor the company's sales materials and compliance procedures and is making an extensive effort to minimize any potential liability. Due to the uncertainty surrounding such matters, it is not possible to provide a meaningful estimate of the range of potential outcomes at this time; however, it is management's opinion that such future developments will not materially affect the consolidated financial position of LNL.

Leases

LNL leases its Fort Wayne, Indiana home office properties through sale-leaseback agreements. The agreements provide for a 25-year lease period with options to renew for six additional terms of five years each. The agreements also provide LNL with the right of the first refusal to purchase the properties during the terms of the lease, including renewal periods, at a price defined in the agreements. LNL also has the option to purchase the leased properties at fair market value as defined in the agreements on the last day of the initial 25-year lease period ending in 2009 or the last day of any of the renewal periods.

Total rental expense on operating leases in 2002, 2001 and 2000 was $55.5 million, $63.2 million and $61.7 million, respectively. Future minimum rental commitments are as follows (in millions):

                                2003...... $50.7
                                2004......  49.8
                                2005......  49.2
                                2006......  46.2
                                2007......  44.7
                                Thereafter  48.6

The Lincoln National Life Insurance Company

Information Technology Commitment

In February 1998, LNL signed a seven-year contract with IBM Global Services for information technology services for the Fort Wayne operations. Annual costs are dependent on usage but are expected to range from $60.0 million to $70.0 million.

Insurance Ceded and Assumed

LNL's insurance companies cede insurance to other companies. The portion of risks exceeding each company's retention limit is reinsured with other insurers. LNL seeks reinsurance coverage within the businesses that sell life insurance to limit its liabilities. As of December 31, 2002, LNL's retention policy is to retain no more than $10.0 million on a single insured life. For 2003, the retention policy was changed to limit retention on new sales to $5 million. Portions of LNL's deferred annuity business have also been co-insured with other companies to limit LNC's exposure to interest rate risks. At December 31, 2002, the reserves associated with these reinsurance arrangements totaled $2,009.0 million. To cover products other than life insurance, LNL acquires other insurance coverages with retentions and limits that management believes are appropriate for the circumstances. The accompanying financial statements reflect premiums, benefits and deferred acquisition costs, net of insurance ceded (see Note 5). LNL's insurance companies remain liable if their reinsurers are unable to meet contractual obligations under applicable reinsurance agreements.

Vulnerability from Concentrations

At December 31, 2002, LNL did not have a material concentration of financial instruments in a single investee or industry. LNL's investments in mortgage loans principally involve commercial real estate. At December 31, 2002, 28% of such mortgages, or $1.2 billion, involved properties located in California and Texas. Such investments consist of first mortgage liens on completed income-producing properties and the mortgage outstanding on any individual property does not exceed $38.2 million. Also at December 31, 2002, LNL did not have a concentration of: 1) business transactions with a particular customer or lender; 2) sources of supply of labor or services used in the business or; 3) a market or geographic area in which business is conducted that makes it vulnerable to an event that is at least reasonably possible to occur in the near term and which could cause a severe impact to LNL's financial position. Although LNL does not have any significant concentration of customers, LNL's Retirement segment has a long-standing distribution relationship with American Funds Distributors ("AFD") that is significant to this segment. In 2002, the American Legacy Variable Annuity product line sold through AFD accounted for about 15% of LNL's total gross annuity deposits. In addition, the American Legacy Variable Annuity product line represents approximately 31% of LNL's total gross annuity account values at December 31, 2002. Recently, LNL and AFD have agreed to transition the wholesaling of American Legacy to LFD. Currently, AFD uses wholesalers who focus on both American Funds mutual funds as well as the American Legacy Variable Annuity products. Segment management believes that this change to a dedicated team focused on key broker/dealer relationships developed in conjunction with AFD, should lead to renewed growth in American Legacy Variable Annuity sales.

Other Contingency Matters

LNL is involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of business. In some instances, these proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief. After consultation with legal counsel and a review of available facts, it is management's opinion that these proceedings ultimately will be resolved without materially affecting the consolidated financial position of LNL.

In 2001, LNL concluded the settlement of all class action lawsuits alleging fraud in the sale of LNL non-variable universal life and participating whole life policies issued between January 1, 1981 and December 31, 1998. Since 2001, LNL has reached settlements with a substantial number of the owners of policies that opted out of the class action settlement. LNL continues to defend a small number of opt out claims and lawsuits. While there is continuing uncertainty about the ultimate costs of settling the remaining opt out cases, it is management's opinion that established reserves are adequate and future developments will not materially affect the consolidated financial position of LNL.

LNL has pursued claims with their liability insurance carriers for reimbursement of certain costs incurred in connection with the class action settlement and the settlement of claims and litigation brought by owners that opted out of the class action settlement. During the fourth quarter of 2002, LNL settled their claims against three liability carriers on a favorable basis. LNL continues to pursue similar claims against a fourth liability insurance carrier.

For discussion of the resolution of legal proceedings related to LNC's sale of its former reinsurance business to Swiss Re, refer to the discussion within
Note 11, "Acquisitions and Divestitures."

State guaranty funds assess insurance companies to cover losses to policyholders of insolvent or rehabilitated companies. Mandatory assessments may be partially recovered through a reduction in future premium taxes in some states. LNL has accrued for expected assessments net of estimated future premium tax deductions.

Guarantees

LNL has guarantees with off-balance-sheet risks whose contractual amounts represent credit exposure. Guarantees with off-balance sheet risks having contractual values of $9.0 million and $10.3 million were outstanding at December 31, 2002 and 2001, respectively.

Certain subsidiaries of LNL have sold commercial mortgage loans through grantor trusts, which issued pass-through

The Lincoln National Life Insurance Company certificates. These subsidiaries have agreed to repurchase any mortgage loans which remain delinquent for 90 days at a repurchase price substantially equal to the outstanding principal balance plus accrued interest thereon to the date of repurchase. In case of default on the mortgage loans, LNL has recourse to the underlying real estate. It is management's opinion that the value of the properties underlying these commitments is sufficient that in the event of default, the impact would not be material to LNL. These guarantees expire in 2004 through 2009.

Derivative Instruments

LNL maintains an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate risk, foreign currency risk, equity risk, and credit risk. LNL assesses these risks by continually identifying and monitoring changes in interest rate exposure, foreign currency exposure, equity market exposure, and credit exposure that may adversely impact expected future cash flows and by evaluating hedging opportunities. Derivative instruments that are currently used as part of LNL's interest rate risk management strategy include interest rate swaps, interest rate caps and swaptions. Derivative instruments that are used as part of LNL's foreign currency risk management strategy include foreign currency swaps. Call options on LNC stock are used as part of LNL's equity market risk management strategy. Call options on the S&P 500 index were used for reinsurance programs and as a result of the acquisition by Swiss Re of LNC's reinsurance operations in December 2001, this equity market risk management strategy was terminated. LNL also uses credit default swaps as part of its credit risk management strategy.

By using derivative instruments, LNL is exposed to credit and market risk. If the counterparty fails to perform, credit risk is equal to the extent of the fair value gain in the derivative. When the fair value of a derivative contract is positive, this generally indicates that the counterparty owes LNL and, therefore, creates a payment risk for LNL. When the fair value of a derivative contract is negative, LNL owes the counterparty and therefore LNL has no payment risk. LNL minimizes the credit (or payment) risk in derivative instruments by entering into transactions with high quality counterparties that are reviewed periodically by LNL. LNL also maintains a policy of requiring that all derivative contracts be governed by an International Swaps and Derivatives Association ("ISDA") Master Agreement.

LNL is required to maintain minimum ratings as a matter of routine practice in negotiating ISDA agreements. Under the majority of ISDA agreements and as a matter of policy, LNL has agreed to maintain financial strength or claims-paying ratings above S&P BBB and Moody's Baa2. A downgrade below these levels would result in termination of the derivatives contract at which time any amounts payable by LNL would be dependent on the market value of the underlying derivative contract. In certain transactions, LNL and the counterparty have entered into a collateral support agreement requiring LNL to post collateral upon significant downgrade. LNC is required to maintain long-term senior debt ratings above S&P BBB and Moody's Baa2. LNL also requires for its own protection minimum rating standards for counterparty credit protection. LNL is required to maintain financial strength or claims-paying ratings of S&P A- and Moody's A3 under certain ISDA agreements, which collectively do not represent material notional exposure. LNL does not believe the inclusion of termination or collateralization events pose any material threat to its liquidity position.

Market risk is the adverse effect that a change in interest rates, currency rates, implied volatility rates, or a change in certain equity indexes or instruments has on the value of a financial instrument. LNL manages the market risk by establishing and monitoring limits as to the types and degree of risk that may be undertaken.

LNL's derivative instruments are monitored by LNC's risk management committee as part of that committee's oversight of LNL's derivative activities. LNC's derivative instruments committee is responsible for implementing various hedging strategies that are developed through its analysis of financial simulation models and other internal and industry sources. The resulting hedging strategies are then incorporated into LNL's overall risk management strategies.

The Lincoln National Life Insurance Company

LNL has derivative instruments with off-balance-sheet risks whose notional or contract amounts exceed the credit exposure. Outstanding derivative instruments with off-balance-sheet risks, shown in notional or contract amounts along with their carrying value and estimated fair values, are as follows:

                                                                           Assets (Liabilities)
                                                                      ------------------------------
                                                       Notional or    Carrying Fair   Carrying Fair
                                                     Contract Amounts  Value   Value   Value   Value
                                                     ---------------  -------- -----  -------- -----
                                                       December 31      December 31    December 31
                                                      2002     2001     2002   2002     2001   2001
                                                     -------  ------- -------- -----  -------- -----
                                                                     (in millions)

                                                     ----------------------------------------------
Interest rate derivative instruments:
  Interest rate cap agreements...................... 1,276.8  1,258.8  $ 4.7   $ 4.7   $ 0.6   $ 0.6
  Swaptions.........................................   180.0  1,752.0    0.0     0.0     0.1     0.1
  Interest rate swap agreements.....................   429.1    335.1   51.9    51.9    21.0    21.0
                                                     -------  -------  -----   -----   -----   -----
    Total interest rate derivative instruments...... 1,885.9  3,345.9   56.6    56.6    21.7    21.7
Foreign currency derivative instruments:
  Foreign currency swaps............................    61.5     94.6   (2.4)   (2.4)    5.9     5.9
                                                     -------  -------  -----   -----   -----   -----
    Total foreign currency derivative instruments...    61.5     94.6   (2.4)   (2.4)    5.9     5.9
Credit derivative instruments:
  Credit default swaps..............................    26.0     29.0    0.9     0.9     0.9     0.9
Equity indexed derivative instruments:
  Call options (based on LNC Stock).................     1.3      1.1    7.4     7.4    20.5    20.5
                                                     -------  -------  -----   -----   -----   -----
    Total equity indexed derivative instruments.....     1.3      1.1    7.4     7.4    20.5    20.5
Embedded derivatives per FAS 133....................      --       --    2.3     2.3     0.3     0.3
                                                     -------  -------  -----   -----   -----   -----
    Total derivative instruments.................... 1,974.7  3,470.6  $64.8   $64.8   $49.3   $49.3
                                                     =======  =======  =====   =====   =====   =====

A reconciliation of the notional or contract amounts for the significant programs using derivative agreements and contracts is as follows:

                               Interest Rate                     Interest Rate
                              Cap Agreements       Swaptions     Swap Agreements
                             ----------------  ----------------- -------------
                                December 31       December 31     December 31
                               2002     2001     2002     2001    2002    2001
                             -------  -------  --------  ------- -----   ------
                                               (in millions)
                             -------------------------------------------------
Balance at beginning-of-year 1,258.8  1,558.8   1,752.0  1,752.0 335.1    708.2
New contracts...............   800.0       --        --       -- 146.6       --
Terminations and maturities.  (782.0)  (300.0) (1,572.0)      -- (52.6)  (373.1)
                             -------  -------  --------  ------- -----   ------
Balance at end-of-year...... 1,276.8  1,258.8     180.0  1,752.0 429.1    335.1
                             =======  =======  ========  ======= =====   ======

                                                Foreign Currency
                                                Swap Agreements
                                                ---------------
                                                 December 31
                                                 2002    2001
                                                 -----   ------
                                                (in millions)
                                                ---------------
                   Balance at beginning-of-year  94.6     37.5
                   New contracts...............    --     80.9
                   Terminations and maturities. (33.1)   (23.8)
                   Foreign exchange adjustment.    --       --
                                                 -----   -----
                   Balance at end-of-year......  61.5     94.6
                                                 =====   =====

The Lincoln National Life Insurance Company

                                                    Call Options Call Options
                                     Credit Default  (Based on    (Based on
                                       Swaps            S&P)     LNC Stock)
                                     -------------- ------------ -----------
                                     December 31    December 31  December 31
                                     2002    2001   2002  2001   2002   2001
                                     ----    ------ ---- ------  ----   ----
                                                (in millions)
                                     --------------------------------------
        Balance at beginning-of-year 29.0    29.0    --   183.3   1.1    0.6
        New contracts...............   --      --    --   141.9   0.3    0.6
        Terminations and maturities. (3.0)     --    --  (325.2) (0.1)  (0.1)
                                      ----    ----   --  ------  ----   ----
        Balance at end-of-year...... 26.0    29.0    --      --   1.3    1.1
                                      ====    ====   ==  ======  ====   ====

                                                Total Return Swaps
                                                December 31
                                                ------------------
                                                2002     2001
                                                ------- ---------
                                                (in millions)
                                                ------------------
                   Balance at beginning-of-year  --         --
                   New contracts...............  --      190.0
                   Terminations and maturities.  --     (190.0)
                                                 --      ------
                   Balance at end-of-year......  --         --
                                                 ==      ======

Accounting for Derivative Instruments and Hedging Activities

As of December 31, 2002 and 2001, LNL had derivative instruments that were designated and qualified as cash flow hedges and derivative instruments that were not designated as hedging instruments. LNL did not have derivative instruments that were designated as fair value hedges or hedges of a net investment in a foreign operation. See Note 1 to the consolidated financial statements for detailed discussion of the accounting treatment for derivative instruments. For the year ended December 31, 2002 and 2001, LNL recognized a net gain of $2.5 million after-tax and a net loss of $6.0 million after-tax, respectively, in net income as a component of realized gains and losses on investments and derivative instruments. These gains (losses) relate to the ineffective portion of cash flow hedges, the change in market value for derivative instruments not designated as hedging instruments, and the gain
(loss) on swap terminations. For the year ended December 31, 2002 and 2001, LNL recognized a gain of $8.8 million after-tax and $4.9 million after-tax, respectively, in OCI related to the change in market value on derivative instruments that are designated and qualify as cash flow hedges. In addition, for the year ended December 31, 2001, $0.5 million after-tax was reclassified from unrealized gain (loss) on securities available-for-sale to unrealized gain
(loss) on derivative instruments, both in OCI. This reclassification relates to derivative instruments that were marked to market through unrealized gain
(loss) on securities available-for-sale prior to the adoption of FAS 133.

Derivative Instruments Designated in Cash Flow Hedges

Interest Rate Swap Agreements
LNL uses interest rate swap agreements to hedge its exposure to floating rate bond coupon payments, replicating a fixed rate bond. An interest rate swap is a contractual agreement to exchange payments at one or more times based on the actual or expected price level, performance or value of one or more underlying interest rates. LNL is required to pay the counterparty the stream of variable interest payments based on the coupon payments from the hedged bonds, and in turn, receives a fixed payment from the counterparty, at a predetermined interest rate. The net receipts/payments from these interest rate swaps are recorded in net investment income. Gains (losses) on interest rate swaps hedging interest rate exposure on floating rate bond coupon payments are reclassified from accumulated OCI to net income as bond interest is accrued.

LNL also uses interest rate swap agreements to hedge its exposure to interest rate fluctuations related to the forecasted purchase of assets for certain investment portfolios. The gains (losses) resulting from the swap agreements are recorded in OCI. The gains (losses) are reclassified from accumulated OCI to earnings over the life of the assets once the assets are purchased. As of December 31, 2002, there were no interest rate swaps hedging forecasted asset purchases.

Foreign Currency Swaps
LNL uses foreign currency swaps, which are traded over-the-counter, to hedge some of the foreign exchange risk of investments in fixed maturity securities denominated in foreign currencies. A foreign currency swap is a contractual agreement to exchange the currencies of two different countries at a specified rate of exchange in the future. Gains (losses) on foreign currency swaps hedging

The Lincoln National Life Insurance Company foreign exchange risk exposure on foreign currency bond coupon payments are reclassified from accumulated OCI to net income as bond interest is accrued. The foreign currency swaps expire in 2003 through 2006.

Call Options on LNC Stock
LNL uses call options on LNC stock to hedge the expected increase in liabilities arising from stock appreciation rights ("SARs") granted to LNL agents on LNC stock. Upon option expiration, the payment, if any, is the increase in LNC's stock price over the strike price of the option applied to the number of contracts. Call options hedging vested SARs are not eligible for hedge accounting and both are marked to market through net income. Call options hedging nonvested SARs are eligible for hedge accounting and are accounted for as cash flow hedges of the forecasted vesting of SAR liabilities. To the extent that the cash flow hedges are effective, changes in the fair value of the call options are recorded in accumulated OCI. Amounts recorded in OCI are reclassified to net income upon vesting of SARs. LNL's call option positions will be maintained until such time the SARs are either exercised or expire and LNL's SAR liabilities are extinguished. The SARs expire five years from the date of grant.

Total Return Swaps
LNL used total return swaps in 2001 to hedge its exposure to interest rate and spread risk resulting from the forecasted sale of assets in a securitization of certain LNL mortgage loans in 2001. A total return swap is an agreement that allows the holder to protect itself against loss of value by effectively transferring the economic risk of asset ownership to the counterparty. The holder pays (receives) the total return equal to interest plus capital gains or losses on a referenced asset and receives a floating rate of interest. As of December 31, 2002, LNL did not have any open total return swaps.

Gains and losses on derivative contracts are reclassified from accumulated OCI to current period earnings. As of December 31, 2002, $13.7 million of the deferred net gains on derivative instruments accumulated in OCI are expected to be reclassified as earnings during the next twelve months. The amount reclassed from accumulated OCI to earnings for derivative instruments was $16.1 million and $9.7 million for the year ended December 31, 2002 and 2001, respectively. This reclassification is primarily due to the receipt of interest payments associated with variable rate securities and forecasted purchases, the receipt of interest payments associated with foreign currency securities, and the periodic vesting of SARs.

All Other Derivative Instruments

LNL uses various other derivative instruments for risk management purposes that either do not qualify for hedge accounting treatment or have not currently been qualified by LNL for hedge accounting treatment. The gain or loss related to the change in market value for these derivative instruments is recognized in current income during the period of change (reported as realized gain (loss) on investments in the consolidated statement of income except where otherwise noted below).

Interest Rate Cap Agreements
The interest rate cap agreements, which expire in 2003 through 2007, entitle LNL to receive quarterly payments from the counterparties on specified future reset dates, contingent on future interest rates. For each cap, the amount of such quarterly payments, if any, is determined by the excess of a market interest rate over a specified cap rate multiplied by the notional amount divided by four. The purpose of LNL's interest rate cap agreement program is to provide a level of protection for its annuity line of business from the effect of rising interest rates. The interest rate cap agreements provide an economic hedge of the annuity line of business. However, the interest rate cap agreements are not linked to assets and liabilities on the balance sheet that meet the significantly increased level of specificity required under FAS 133. Therefore, the interest rate cap agreements do not qualify for hedge accounting under FAS 133.

Swaptions
Swaptions, which expire in 2003, entitle LNL to receive settlement payments from the counterparties on specified expiration dates, contingent on future interest rates. For each swaption, the amount of such settlement payments, if any, is determined by the present value of the difference between the fixed rate on a market rate swap and the strike rate multiplied by the notional amount. The purpose of LNL's swaption program is to provide a level of protection for its annuity line of business from the effect of rising interest rates. The swaptions provide an economic hedge of the annuity line of business. However, the swaptions are not linked to specific assets and liabilities on the balance sheet that meet the significantly increased level of specificity required under FAS 133. Therefore, the swaptions do not qualify for hedge accounting under FAS 133.

Credit Default Swaps
LNL uses credit default swaps which expire in 2003 through 2006 to hedge against a drop in bond prices due to credit concerns of certain bond issuers. A credit swap allows LNL to put the bond back to the counterparty at par upon a credit event by the bond issuer. A credit event is defined as bankruptcy, failure to pay, or obligation acceleration. LNL has not currently qualified credit default swaps for hedge accounting under FAS 133 as amounts are insignificant.

Call Options on S&P 500 Index
Prior to Swiss Re's acquisition of LNC's reinsurance operation in December 2001, LNL used S&P 500 index call options to offset the increase in its liabilities resulting from certain reinsurance agreements which guaranteed payment of the appreciation of the S&P 500 index on certain underlying annuity products. The call options provided LNL with settlement payments from the counterparties on specified expiration dates. The payment, if any, was the percentage increase in the index, over the strike price defined in the contract, applied to the notional amount. The S&P 500 call options provided an economic hedge of the reinsurance liabilities, but the hedging relationship was not eligible for hedge accounting treatment under FAS 133.

The Lincoln National Life Insurance Company

Call Options on LNC Stock
As discussed previously in the Cash Flow Hedges section, LNL uses call options on LNC stock to hedge the expected increase in liabilities arising from SARs granted to LNL agents on LNC stock. Call options hedging vested SARs are not eligible for hedge accounting treatment under FAS 133.

Derivative Instrument Embedded in Deferred Compensation Plan
LNC has certain deferred compensation plans that have embedded derivative instruments. LNL's liability related to these plans varies based on the investment options selected by its participants. The liability related to certain investment options selected by the participants is marked to market through net income. This derivative instrument is not eligible for hedge accounting treatment under FAS 133.

Call Options on Bifurcated Remarketable Put Bonds
LNL owns various debt securities that contain call options attached by an investment banker before the sale to the investor. These freestanding call options are exercisable by a party other than the issuer of the debt security to which they are attached and are accounted for separately from the debt security. LNL has not currently qualified call options bifurcated from remarketable put bonds for hedge accounting treatment as amounts are insignificant.

LNL has used certain other derivative instruments in the past for hedging purposes. Although other derivative instruments may have been used in the past, any derivative type that was not outstanding from January 1, 2001 through December 31, 2002 is not discussed in this disclosure. Other derivative instruments LNL has used include spread-lock agreements, financial futures, put options, and commodity swaps. At December 31, 2002, there are no outstanding positions in these derivative instruments.

Additional Derivative Information
Income and (expenses) for the agreements and contracts described above amounted to $12.2 million, $3.5 million and $(7.3) million in 2002, 2001 and 2000, respectively. The increase in income for 2002 was primarily because of payments received on interest rate swaps. The increase in 2001 was primarily because under FAS 133 premiums for caps and swaptions are no longer amortized.

LNL is exposed to credit loss in the event of nonperformance by counterparties on various derivative contracts. However, LNL does not anticipate nonperformance by any of the counterparties. The credit risk associated with such agreements is minimized by purchasing such agreements from financial institutions with long-standing, superior performance records. The amount of such exposure is essentially the net replacement cost or market value less collateral held for such agreements with each counterparty if the net market value is in LNL's favor. At December 31, 2002, the exposure was $62.5 million.


--------------------------------------------------------------------------------
8. Fair Value of Financial Instruments


The following discussion outlines the methodologies and assumptions used to determine the estimated fair value of LNL's financial instruments. Considerable judgment is required to develop these fair values. Accordingly, the estimates shown are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all of LNL's financial instruments.

Fixed Maturity and Equity Securities
Fair values for fixed maturity securities are based on quoted market prices, where available. For fixed maturity securities not actively traded, fair values are estimated using values obtained from independent pricing services. In the case of private placements, fair values are estimated by discounting expected future cash flows using a current market rate applicable to the coupon rate, credit quality and maturity of the investments. The fair values for equity securities are based on quoted market prices.

Mortgage Loans on Real Estate
The estimated fair value of mortgage loans on real estate was established using a discounted cash flow method based on credit rating, maturity and future income. The ratings for mortgages in good standing are based on property type, location, market conditions, occupancy, debt service coverage, loan to value, caliber of tenancy, borrower and payment record. Fair values for impaired mortgage loans are based on: 1) the present value of expected future cash flows discounted at the loan's effective interest rate; 2) the loan's market price or; 3) the fair value of the collateral if the loan is collateral dependent.

Policy Loans
The estimated fair value of investments in policy loans was calculated on a composite discounted cash flow basis using Treasury interest rates consistent with the maturity durations assumed. These durations were based on historical experience.

Derivative Instruments
LNL employs several different methods for determining the fair value of its derivative instruments. Fair values for these contracts are based on current settlement values. These values are based on: 1) quoted market prices for financial futures contracts; 2) industry standard models that are commercially available for interest rate cap agreements, swaptions, spread-lock agreements, interest rate swaps, commodity swaps, credit default swaps and total return swaps; 3) Monte Carlo techniques for the equity call options on LNC stock. These techniques project cash flows of the derivatives using current and implied future market conditions. The cash flows are then present valued to arrive at the derivatives' current fair market values; and 4) Black-Scholes pricing methodology for standard European equity call options.

Other Investments, and Cash and Invested Cash
The carrying value for assets classified as other investments, and cash and invested cash in the accompanying balance

The Lincoln National Life Insurance Company sheets approximates their fair value. Other investments include limited partnership investments which are accounted for using the equity method of accounting.

Investment Type Insurance Contracts
The balance sheet captions, "Insurance Policy and Claims Reserves" and "Contractholder Funds," include investment type insurance contracts (i.e. deposit contracts and certain guaranteed interest contracts). The fair values for the deposit contracts and certain guaranteed interest contracts are based on their approximate surrender values. The fair values for the remaining guaranteed interest and similar contracts are estimated using discounted cash flow calculations. These calculations are based on interest rates currently offered on similar contracts with maturities that are consistent with those remaining for the contracts being valued.

The remainder of the balance sheet captions "Insurance Policy and Claims Reserves" and "Contractholder Funds" that do not fit the definition of "investment type insurance contracts" are considered insurance contracts. Fair value disclosures are not required for these insurance contracts and have not been determined by LNL. It is LNL's position that the disclosure of the fair value of these insurance contracts is important because readers of these financial statements could draw inappropriate conclusions about LNL's shareholders' equity determined on a fair value basis. It could be misleading if only the fair value of assets and liabilities defined as financial instruments are disclosed. LNL and other companies in the insurance industry are monitoring the related actions of the various rule-making bodies and attempting to determine an appropriate methodology for estimating and disclosing the "fair value" of their insurance contract liabilities.

Short-term Debt and Surplus Notes Due LNC
Fair values for the surplus notes due LNC are based on quoted market prices of similar issues or are estimated using discounted cash flow analysis based on LNL's current incremental borrowing rate for similar types of borrowing arrangements where quoted prices are not available. For short-term debt, the carrying value approximates fair value.

Guarantees
LNL's guarantees include guarantees related to mortgage loan pass-through certificates. Based on historical performance where repurchases have been negligible and the current status of the debt, none of the loans are delinquent and the fair value liability for the guarantees related to the mortgage loan pass-through certificates is insignificant.

Investment Commitments
Fair values for commitments to make investments in fixed maturity securities (primarily private placements), mortgage loans on real estate and real estate are based on the difference between the value of the committed investments as of the date of the accompanying balance sheets and the commitment date. These estimates take into account changes in interest rates, the counterparties' credit standing and the remaining terms of the commitments.

Separate Accounts
Assets held in separate accounts are reported in the accompanying consolidated balance sheets at fair value. The related liabilities are also reported at fair value in amounts equal to the separate account assets.

The carrying values and estimated fair values of LNL's financial instruments are as follows:

                                                               Carrying Value Fair Value  Carrying Value Fair Value
                                                               ----------------------------------------------------
                                                                                    December 31
                                                               ----------------------------------------------------
                                                                    2002         2002          2001         2001
                                                               ----------------------------------------------------
                                                                                   (in millions)
                                                               ----------------------------------------------------
Assets (liabilities):
  Fixed maturities securities.................................   $ 31,310.9   $ 31,310.9    $ 26,944.9   $ 26,944.9
  Equity securities...........................................        207.7        207.7         258.7        258.7
  Mortgage loans on real estate...............................      4,199.7      4,672.5       4,527.3      4,682.6
  Policy loans................................................      1,937.7      2,109.4       1,931.1      2,089.5
  Derivative Instruments......................................         64.8         64.8          49.3         49.3
  Other investments...........................................        377.7        377.7         507.0        507.0
  Cash and invested cash......................................      1,246.5      1,246.5       2,818.4      2,818.4
Investment type insurance contracts:
  Deposit contracts and certain guaranteed interest contracts.    (20,175.0)   (20,408.3)    (18,220.7)   (18,261.5)
  Remaining guaranteed interest and similar contracts.........       (112.6)      (120.3)       (123.5)      (129.8)
  Short-term debt.............................................       (103.7)      (103.7)       (261.8)      (261.8)
  Surplus notes payable to LNC................................     (1,250.0)    (1,125.4)     (1,250.0)      (962.0)
  Guarantees..................................................         (0.4)          --          (0.3)          --
  Investment commitments......................................           --          0.9            --         (5.3)

The Lincoln National Life Insurance Company

As of December 31, 2002 and 2001, the carrying value of the deposit contracts and certain guaranteed contracts is net of deferred acquisition costs of $486.0 million and $338.9 million, respectively, excluding adjustments for deferred acquisition costs applicable to changes in fair value of securities. The carrying values of these contracts are stated net of deferred acquisition costs so that they are comparable with the fair value basis.

--------------------------------------------------------------------------------
9. Segment Information

LNL has two business segments: Lincoln Retirement (formerly known as the Annuities segment) and Life Insurance. Prior to the fourth quarter of 2001, LNL had a Reinsurance segment. LNL's reinsurance business was acquired by Swiss Re in December 2001. As the majority of the business acquired by Swiss Re was via indemnity reinsurance agreements, LNL is not relieved of its legal liability to the ceding companies for this business. This means that the liabilities and obligations associated with the reinsured contracts remain on the balance sheets of LNL with a corresponding reinsurance receivable from Swiss Re. In addition, the gain resulting from the indemnity reinsurance portion of the transaction was deferred and is being amortized into earnings at the rate that earnings on the reinsured business are expected to emerge, over a period of 15 years. The ongoing management of the indemnity reinsurance contracts and the reporting of the deferred gain is within LNL's Other Operations. Given the lengthy period of time over which LNL will continue to amortize the deferred gain, and the fact that related assets and liabilities will continue to be reported on LNL's financial statements, the historical results for the Reinsurance segment prior to the close of the transaction with Swiss Re are not reflected in discontinued operations, but as a separate line in Other Operations. The results for 2001 related to the former Reinsurance segment are for the eleven months ended November 30, 2001.

The Lincoln Retirement segment, headquartered in Fort Wayne, Indiana, provides tax-deferred investment growth and lifetime income opportunities for its clients through the manufacture and sale of fixed and variable annuities. Through a broad-based distribution network, Lincoln Retirement provides an array of annuity products to individuals and employer-sponsored groups in all 50 states of the United States. Lincoln Retirement distributes some of its products through LNL's wholesaling unit, LFD, as well as LNL's retail unit, LFA. In addition, group fixed and variable annuity products and the Alliance program are distributed to the employer-sponsored retirement market through Lincoln Retirement's Fringe Benefit Division dedicated sales force.

The Life Insurance segment, headquartered in Hartford, Connecticut, focuses on the creation and protection of wealth for its clients through the manufacture and sale of life insurance products throughout the United States. The Life Insurance segment offers universal life, variable universal life, interest-sensitive whole life, term life and corporate owned life insurance. The segment also offers linked-benefit life insurance (a universal life product with a long-term care benefit). A majority of the Life Insurance segment's products are currently distributed through LFD and LFA. In the third quarter 2002, the Life Insurance segment entered into a marketing agreement to distribute life insurance products through the M Financial Group, a well-respected and successful nationwide organization of independent firms serving the needs of affluent individuals and corporations.

LNL reports operations not directly related to the business segments and unallocated corporate items (i.e., unallocated overhead expenses including interest on short-term and long-term borrowings and the operations of the Fort Wayne, Indiana based 401(k) business; LFA and LFD in "Other Operations". As noted above, the financial results of the former Reinsurance segment were moved to Other Operations upon the close of the transaction with Swiss Re in December 2001.

The Lincoln National Life Insurance Company

Financial data by segment for 2000 through 2002 is as follows:

                                                                                            Year Ended December 31
                                                                                           2002      2001      2000
                                                                                         --------  --------  --------
                                                                                                 (in millions)
                                                                                         ----------------------------
Revenue, Excluding Net Investment Income and Net Realized Gain (Loss) on Investments and
 Derivative Instruments and Sale of Subsidiaries:
  Lincoln Retirement.................................................................... $  552.4  $  663.1  $  745.4
  Life Insurance........................................................................    982.6     987.3     964.9
  Other Operations......................................................................    558.3   1,835.5   1,738.7
  Consolidating adjustments.............................................................   (228.4)   (228.1)   (223.5)
                                                                                         --------  --------  --------
Total................................................................................... $1,864.9  $3,257.8  $3,225.5
                                                                                         ========  ========  ========
Net Investment Income:
  Lincoln Retirement.................................................................... $1,424.2  $1,370.0  $1,393.5
  Life Insurance........................................................................    899.1     910.2     871.5
  Other Operations......................................................................    186.2     274.0     321.8
  Consolidating adjustments.............................................................       --        --        --
                                                                                         --------  --------  --------
Total................................................................................... $2,509.5  $2,554.2  $2,586.8
                                                                                         ========  ========  ========
Realized Gain (Loss) on Investments and Derivative Instruments and Sale of Subsidiaries:
  Lincoln Retirement.................................................................... $ (195.3) $  (64.8) $   (5.2)
  Life Insurance........................................................................    (96.7)    (56.9)    (17.4)
  Other Operations......................................................................     18.5       5.1      (1.7)
  Consolidating adjustments.............................................................       --        --        --
                                                                                         --------  --------  --------
Total................................................................................... $ (273.5) $ (116.6) $  (24.3)
                                                                                         ========  ========  ========
Income (Loss) before Federal Income Taxes and Cumulative Effect of Accounting Changes:
  Lincoln Retirement.................................................................... $   (3.7) $  312.8  $  438.0
  Life Insurance........................................................................    298.7     369.8     392.7
  Other Operations......................................................................   (337.5)    (14.7)     51.0
  Consolidating adjustments.............................................................       --        --        --
                                                                                         --------  --------  --------
Total................................................................................... $  (42.5) $  667.9  $  881.7
                                                                                         ========  ========  ========
Federal Income Tax Expense (Benefit):
  Lincoln Retirement.................................................................... $  (58.6) $   36.3  $   79.4
  Life Insurance........................................................................     89.7     131.2     143.4
  Other Operations......................................................................   (122.6)    (11.3)     10.0
  Consolidating adjustments.............................................................       --        --        --
                                                                                         --------  --------  --------
Total................................................................................... $  (91.5) $  156.2     232.8
                                                                                         ========  ========  ========
Cumulative Effect of Accounting Changes:
  Lincoln Retirement.................................................................... $     --  $   (7.3) $     --
  Life Insurance........................................................................       --      (5.5)       --
  Other Operations......................................................................       --      (2.8)       --
  Consolidating adjustments.............................................................       --        --        --
                                                                                         --------  --------  --------
Total................................................................................... $     --  $  (15.6) $     --
                                                                                         ========  ========  ========
Net Income (Loss):
  Lincoln Retirement.................................................................... $   54.9  $  269.2  $  358.6
  Life Insurance........................................................................    209.0     233.1     249.3
  Other Operations......................................................................   (214.9)     (6.2)     41.0
  Consolidating adjustments.............................................................       --        --        --
                                                                                         --------  --------  --------
Total Net Income........................................................................ $   49.0  $  496.1  $  648.9
                                                                                         ========  ========  ========

                                                December 31
                                         2002       2001      2000
                                       --------- ---------  ---------
                                               (in millions)
                                       ------------------------------
          Assets:
            Lincoln Retirement........ $52,827.2 $56,888.2  $60,267.1
            Life Insurance............  19,591.6  18,409.7   17,939.1
            Other Operations..........  11,517.3  14,181.4   11,546.1
            Consolidating adjustments.     186.8      (1.3)     112.6
                                       --------- ---------  ---------
          Total Assets................ $84,122.9 $89,478.0  $89,864.9
                                       ========= =========  =========

The Lincoln National Life Insurance Company

During 2000, management initiated a plan to change the operational and management reporting structure of its wholesale distribution organization. Beginning with the quarter ended March 31, 2001, LFD, the wholesaling arm of LNL's distribution network, was reported within Other Operations. Previously, LNL's wholesaling efforts were conducted separately within the Lincoln Retirement and Life Insurance segments.

Also, in the fourth quarter of 2000, a decision was made to change the management reporting and operational responsibilities for First Penn's Schaumburg, Illinois annuities business. Beginning with the quarter ended March 31, 2001, the financial reporting for First Penn's annuities business was included in the Lincoln Retirement segment. This business was previously managed and reported in the Life Insurance segment.

LNL has an immaterial amount of foreign operations reported in its segments. Foreign intracompany revenues are not significant.

--------------------------------------------------------------------------------
10. Shareholder's Equity


All of the 10 million authorized, issued and outstanding shares of $2.50 par value common stock of LNL are owned by LNC.

Details underlying the balance sheet caption "Net Unrealized Gain on Securities Available-for-Sale," are as follows:

                                                      December 31
                                                    2002       2001
                                                 ---------  ---------
                                                     (in millions)
                                                 --------------------
         Fair value of securities available-for-
          sale.................................. $31,518.7  $27,203.6
         Cost of securities available-for-sale..  29,943.0   26,860.5
                                                 ---------  ---------
         Unrealized gain........................   1,575.7      343.1
         Adjustments to deferred acquisition
          costs.................................    (418.4)     (81.3)
         Amounts required to satisfy
          policyholder commitments..............     (58.7)        --
         Foreign currency exchange rate
          adjustment............................       9.8         --
         Deferred income credits (taxes)........    (405.3)     (89.8)
                                                 ---------  ---------
         Net unrealized gain on securities
          available-for-sale.................... $   703.1  $   172.0
                                                 =========  =========

Adjustments to deferred acquisition costs and amounts required to satisfy policyholder commitments are netted against the Deferred Acquisition Costs asset line and included within the Insurance Policy and Claim Reserve line on the balance sheet, respectively.

Details underlying the change in "Net Unrealized Gain (Loss) on Securities Available-for-Sale, Net of Reclassification Adjustment" shown on the Consolidated Statements of Shareholder's Equity are as follows:

                                               Year Ended December 31
                                                2002    2001   2000
                                               ---------------------
           Unrealized gains on securities
            available-for-sale arising during
            the year.......................... $774.4  $381.3 $289.8
           Less: reclassification adjustment
            for gains (losses) included in net
            income (1)........................  (72.1)   36.2  (65.4)
           Less: Federal income tax expense
            (benefit).........................  315.4   120.1  (92.3)
                                               ------  ------ ------
           Net Unrealized gain on securities
            available-for-sale, net of
            reclassification and Federal
            income tax expense (benefit)...... $531.1  $225.0 $447.5
                                               ======  ====== ======

--------
/(1)/The reclassification adjustment for gains (losses) does not include the impact of associated adjustments to deferred acquisition costs and amounts required to satisfy policyholder commitments.

The "Net Unrealized Gain (Loss) on Derivative Instruments" component of other comprehensive income shown on the Consolidated Statements of Shareholder's Equity for 2002 and 2001 is net of Federal income tax expense (benefit) of $(1.2) million and $12.6 million ($9.5 million of the tax expense for 2001 relates to the transition adjustment recorded in the first quarter of 2001 for the adoption of FAS 133), respectively, and adjustments to deferred amortization costs of $1.6 million and $23.8 million ($18.3 million of the adjustments for 2001 relate to the transition adjustment recorded for the adoption of FAS 133), respectively.

The Lincoln National Life Insurance Company
Notes to Consolidated Financial Statements (continued)

--------------------------------------------------------------------------------
11. Acquisitions and Divestitures


On August 30, 2002, LNL acquired The Administrative Management Group, Inc. ("AMG"), an employee benefits record keeping firm for $21.6 million in cash. Contingent payments up to an additional $14 million will be paid over a period of 4 years (2003-2006) if certain criteria are met. Any such contingent payments will be expensed as incurred. AMG, a strategic partner of LNL's Retirement segment for several years, provides record keeping services for the Lincoln Alliance Program along with approximately 400 other clients nationwide. As of December 31, 2002, the application of purchase accounting to this acquisition resulted in goodwill of $20.2 million.

On December 7, 2001, Swiss Re acquired LNC's reinsurance operation for $2.0 billion. In addition, LNC retained the capital supporting the reinsurance operation. After giving affect to the increased levels of capital needed within the Life Insurance and Lincoln Retirement segments that result from the change in the ongoing mix of business under LNC's internal capital allocation models, the disposition of LNC's reinsurance operation has freed-up approximately $100 million of retained capital.

The transaction structure involved a series of indemnity reinsurance transactions combined with the sale of certain stock companies that comprised LNC's reinsurance operation. Two of the stock companies sold, LNH&C and LNRAC, were wholly-owned subsidiaries of the Company. At the time of closing, an immediate gain of $5.6 million after-tax was recognized on the sale of the stock companies. A gain of $698.0 million after-tax ($1.1 billion pre-tax) relating to the indemnity reinsurance agreements was reported at the time of closing by LNL. This gain was recorded as a deferred gain on LNL's consolidated balance sheet, in accordance with the requirements of FAS 113, and is being amortized in earnings at the rate that earnings on the reinsured business are expected to emerge, over a period of 15 years.

Effective with the closing of the transaction, the former Reinsurance segment's historical results were included in "Other Operations." During December 2001, LNL recognized in Other Operations $4.3 million ($6.8 million pre-tax) of deferred gain amortization. In addition, in December 2001, LNL recognized $7.9 million ($12.5 million pre-tax) of accelerated deferred gain amortization relating to the fact that certain Canadian indemnity reinsurance contracts were novated after the sale, but prior to December 31, 2001.

On October 29, 2002 LNC and Swiss Re settled disputed matters totaling about $770 million that had arisen in connection with the final closing balance sheets associated with Swiss Re's acquisition of LNC's reinsurance operations. The settlement provided for a payment by LNL of $195 million to Swiss Re, which was recorded by LNL as a reduction in deferred gain. As a result of additional information made available to LNC following the settlement with Swiss Re in the fourth quarter of 2002, LNL recorded a further reduction in the deferred gain of $30.8 million after-tax ($47.4 million pre-tax), as well as a $6.9 million after-tax ($10.6 million pre-tax) reduction in the gain on the sale of subsidiaries.

As part of the dispute settlement, LNL also paid $100 million to Swiss Re in satisfaction of LNC's $100 million indemnification obligation with respect to personal accident business. As a result of this payment, LNC has no further underwriting risk with respect to the reinsurance business sold. However, because LNL has not been relieved of its legal liabilities to the underlying ceding companies with respect to the portion of the business reinsured by Swiss Re, under FAS 113 the reserves for the underlying reinsurance contracts as well as a corresponding reinsurance recoverable from Swiss Re will continue to be carried on LNL's balance sheet during the run-off period of the underlying reinsurance business. This is particularly relevant in the case of the exited personal accident reinsurance line of business where the underlying reserves are based upon various estimates that are subject to considerable uncertainty.

As a result of developments and information obtained during 2002 relating to personal accident matters, LNL increased these exited business reserves by $184.1 million after-tax ($283.2 million pre-tax). After giving effect to LNC's $100 million indemnification obligation, LNL recorded a $119.1 million after-tax ($183.2 million pre-tax) increase in reinsurance recoverable from Swiss Re with a corresponding increase in the deferred gain.

The combined effects of the 2002 settlement of disputed matters and exited business reserve increases reduced the $698 million after-tax ($1.1 billion pre-tax) deferred gain reported at closing by $38.5 million after-tax ($59.2 million pre-tax). During 2002, LNL amortized $46.2 million after-tax ($71.1 million pre-tax) of the deferred gain. An additional $1.3 million after-tax ($2 million pre-tax) of deferred gain was recognized due to a novation of certain Canadian business during 2002.

Through December 31, 2002, of the original $1.84 billion in proceeds received by LNL, approximately $0.52 billion was paid for taxes and deal expenses and approximately $0.825 billion was paid to LNC as dividends. LNL also paid $195 million to Swiss Re to settle the closing balance sheet disputed matters and $100 million to satisfy LNC's personal accident business indemnification obligations. The remaining proceeds have been dedicated to the ongoing capital needs of the Company.

Because of ongoing uncertainty related to the personal accident business, the reserves related to this exited business line carried on LNL's balance sheet at December 31, 2002 may ultimately prove to be either excessive or deficient. For instance, in the event that future developments indicate that these reserves should be increased, under FAS 113 LNL would record a current period non-cash charge to record the increase in reserves. Because Swiss Re is responsible for paying the underlying claims to the ceding companies, LNL would record a corresponding increase in reinsurance recoverable from Swiss Re. However, FAS 113 does not permit LNL to take the full benefit in earnings for the recording of the increase in the reinsurance recoverable in the period of the change. Rather, LNL would increase the deferred gain recognized upon the closing of the indemnity reinsurance transaction with Swiss Re

The Lincoln National Life Insurance Company and would report a cumulative amortization "catch-up" adjustment to the deferred gain balance as increased earnings recognized in the period of change. Any amount of additional increase to the deferred gain above the cumulative amortization "catch-up" adjustment must continue to be deferred and will be amortized into income in future periods over the remaining period of expected run-off of the underlying business. No cash would be transferred between LNL and Swiss Re as a result of these developments.

Accordingly, even though LNL has no continuing underwriting risk, and no cash would be transferred between LNL and Swiss Re, in the event that future developments indicate LNL's December 31, 2002 personal accident reserves are deficient or redundant, FAS 113 requires LNL to adjust earnings in the period of change, with only a partial offset to earnings for the cumulative deferred gain amortization adjustment in the period of change. The remaining amount of increased gain would be amortized into earnings over the remaining run-off period of the underlying business.

As noted above, effective with the closing of the transaction, the Reinsurance segment's results for the eleven months ended November 30, 2001 and the year ended December 31, 2000 were included in "Other Operations."

Earnings from LNL's reinsurance operations were as follows:

                                                                                         Year Ended December 31
                                                                                  -------------------------------------
                                                                                  Eleven Months Ended    Year Ended
                                                                                   November 30, 2001  December 31, 2000
                                                                                  ------------------- -----------------
                                                                                              (in millions)
                                                                                  -------------------------------------
Revenue..........................................................................      $1,521.0           $1,532.2
Benefits and Expenses............................................................       1,383.5            1,384.8
                                                                                       --------           --------
  Income before Federal Income Taxes and Cumulative Effect of Accounting Changes.         137.5              147.4
Federal Income Taxes.............................................................          45.6               44.3
                                                                                       --------           --------
  Income before Cumulative Effect of Accounting Changes..........................          91.9              103.1
Cumulative Effect of Accounting Changes (after-tax)..............................          (2.4)                --
                                                                                       --------           --------
  Net Income.....................................................................         $89.5           $  103.1
                                                                                       ========           ========

--------------------------------------------------------------------------------
12. Restructuring Charges

In 1999, LNL implemented a restructuring plan relating to the discontinuance of HMO excess-of-loss reinsurance programs. The charge associated with this restructuring plan totaled $3.2 million after-tax ($4.9 million pre-tax) and was included in Underwriting, Acquisition, Insurance and Other Expenses on the Consolidated Statement of Income for the year ended December 31, 1999. The pre-tax costs for this plan included $2.4 million for employee severance and termination benefits and $2.5 million for costs relating to exiting business activities. Through December 31, 2001, actual pre-tax costs of $3.7 million were expended or written-off under this restructuring plan. During the fourth quarter of 2000, $1.0 million (pre-tax) of the original charge for the discontinuance of the HMO excess-of-loss restructuring plan was reversed. During the fourth quarter of 2001, the remaining restructuring reserve of $0.2 million relating to the HMO excess-of-loss reinsurance programs was transferred to Swiss Re as part of its acquisition of LNC's reinsurance operations.

During 2001, LNL implemented restructuring plans relating to 1) the consolidation of the Syracuse operations of Lincoln Life New York into the Lincoln Retirement segment operations in Fort Wayne, Indiana and Portland, Maine; 2) the elimination of duplicative functions in the Schaumburg, Illinois operations of First Penn, and the absorption of these functions into the Lincoln Retirement and Life Insurance segment operations in Fort Wayne, Indiana and Hartford, Connecticut; 3) the reorganization of the life wholesaling function within the independent planner distribution channel, consolidation of retirement wholesaling territories, and streamlining of the marketing and communications functions in LFD; 4) the reorganization and consolidation of the life insurance operations in Hartford, Connecticut related to the streamlining of underwriting and new business processes and the completion of outsourcing of administration of certain closed blocks of business; 5) the combination of LFD channel oversight, positioning of LFD to take better advantage of ongoing "marketplace consolidation" and expansion of the customer base of wholesalers in certain non-productive territories and 6) the consolidation of operations and space in LNL's Fort Wayne, Indiana operations. In light of the divestiture of LNL's reinsurance operations, which were headquartered in Fort Wayne, excess space and printing capacity will not be used.

The Syracuse restructuring charge was recorded in the first quarter of 2001. The Schaumburg, Illinois restructuring charge was recorded in the second quarter of 2001, the LFD restructuring charges were recorded in the second and fourth quarters of 2001, and the remaining restructuring charges were recorded in the fourth quarter of 2001. The LFD restructuring plan that was initiated in the second quarter of 2001 was completed in the fourth quarter of 2002. The Life Insurance segment restructuring plan that was initiated in the fourth quarter of 2001 was completed in the fourth quarter of 2002.

The Lincoln National Life Insurance Company

The aggregate charges associated with all restructuring plans entered into during 2001 totaled $24.3 million after-tax ($37.4 million pre-tax) and were included in Underwriting, Acquisition, Insurance and Other Expenses on the Consolidated Statement of Income for the year ended December 31, 2001. The component elements of these aggregate pre-tax costs include employee severance and termination benefits of $12.2 million, write-off of impaired assets of $3.2 million and other exit costs of $22.0 million primarily related to the termination of equipment leases ($1.4 million) and rent on abandoned office space ($19.5 million). Actual pre-tax costs totaling $1.3 million were expended or written-off and 30 positions were eliminated under the Syracuse restructuring plan. The total amount expended for this plan exceeded the original restructuring reserve by $0.3 million. Actual pre-tax costs totaling $1.8 million were expended or written-off and 26 positions were eliminated under the second quarter of 2001 LFD restructuring plan. The amount expended for this plan was equal to the original reserve. Actual pre-tax costs totaling $2.3 million were expended or written-off and 36 positions were eliminated under the fourth quarter of 2001 Life Insurance segment restructuring plan. The amount expended for this plan was in excess of the original reserve by less than $0.1 million. In addition, $0.1 million of excess reserve on the FPP restructuring plan was released during the second quarter of 2002 and $1.5 million of excess reserve on the Fort Wayne restructuring plan was released during the third quarter of 2002. The release of the reserve on the Fort Wayne restructuring plan was due to LNC's purchase and ultimate sale of the vacant building on terms which were favorable to what was included in the original restructuring plan for rent on this abandoned office space. Actual pre-tax costs totaling $29.8 million have been expended or written off for the three remaining plans through December 31, 2002. As of December 31, 2002, a balance of $0.9 million remains in the restructuring reserves for these plans and is expected to be utilized in the completion of the plans. Details of each of these 2001 restructuring plans are provided below.

During the first quarter of 2001, LNL recorded a restructuring charge in its Lincoln Retirement segment of $0.65 million ($1.0 million pre-tax). The objective of this restructuring plan was to consolidate the Syracuse operations of Lincoln Life & Annuity Company of New York into the Lincoln Retirement segment operations in Fort Wayne, Indiana and Portland, Maine, in order to reduce on-going operating costs and eliminate redundant facilities. The restructuring plan identified the following activities and associated pre-tax costs to achieve the objectives of the plan: (1) severance and termination benefits of $0.8 million related to the elimination of 30 positions and (2) other costs of $0.2 million related primarily to lease payments on abandoned office space. This plan was completed in the first quarter of 2002. Actual pre-tax costs totaling $1.3 million were expended or written-off and 30 positions were eliminated under this plan. The $0.3 million expended in excess of the restructuring charge was expensed as incurred.

During the second quarter of 2001, LNL recorded restructuring charges in its Lincoln Retirement and Life Insurance segments of $0.63 million ($0.97 million pre-tax) and $2.03 million ($3.12 million pre-tax), respectively, related to a restructuring plan for the Schaumburg, Illinois operations of First Penn-Pacific. The objective of this plan was to eliminate duplicative functions in Schaumburg, Illinois by transitioning them into the Lincoln Retirement and Life Insurance segment operations in Fort Wayne, Indiana and Hartford, Connecticut, respectively, in order to reduce ongoing operating costs. The restructuring plan identified the following activities and associated pre-tax costs to achieve the objectives of the plan: (1) severance and termination benefits of $3.19 million related to the elimination of 27 positions and (2) other costs of $0.9 million. Actual pre-tax costs totaling $3.7 million have been expended or written-off and 26 positions have been eliminated under this plan through December 31, 2002. In the second quarter of 2002, $0.1 million of the original charge for this plan was reversed. As of December 31, 2002, a balance of $0.3 million remains in the restructuring reserve for this plan. Expenditures under this plan are expected to be completed in the first quarter of 2004.

During the second quarter of 2001, LNL recorded a restructuring charge for LFD in "Other Operations" of $1.2 million ($1.8 million pre-tax). The objectives of this restructuring plan were to reorganize the life wholesaling function with the independent planner distribution channel, consolidate retirement wholesaling territories, and streamline the marketing and communications functions. The restructuring plan identified severance and termination benefits of $1.8 million (pre-tax) related to the elimination of 33 positions. This plan was completed in the fourth quarter of 2002. Actual pre-tax costs totaling $1.8 million were expended and 26 positions were eliminated under this plan.

During the fourth quarter of 2001, LNL recorded a restructuring charge in its Life Insurance segment of $1.5 million ($2.3 million pre-tax). The objectives of this restructuring plan were to reorganize and consolidate the life insurance operations in Hartford, Connecticut related to the streamlining of underwriting and new business processes and the completion of outsourcing of administration of certain closed blocks of business. The restructuring plan identified severance and termination benefits of $2.3 million (pre-tax) related to the elimination of 36 positions. This plan was completed in the fourth quarter of 2002. Actual pre-tax costs totaling $2.3 million were expended and 36 positions were eliminated under this plan. The amount expended for this plan was in excess of the original reserve by less than $0.1 million.

During the fourth quarter of 2001, LNL recorded a restructuring charge for LFD in "Other Operations" of $2.5 million ($3.8 million pre-tax). The objectives of this restructuring plan were to combine channel oversight, position LFD to take better advantage of ongoing "marketplace consolidation" and to expand the customer base of wholesalers in certain territories. The restructuring plan identified severance and termination benefits of $3.8 million (pre-tax) related to the elimination of 63 positions. Actual pre-tax costs totaling $3.8 million have been expended and 62 positions have been eliminated under this plan through December 31, 2002. As of December 31, 2002, a balance of less than $0.1 million remains in the re-

The Lincoln National Life Insurance Company structuring reserve for this plan. Expenditures under this restructuring plan are expected to be completed in the first quarter of 2003.

During the fourth quarter of 2001, LNL recorded a restructuring charge in "Other Operations" of $15.8 million ($24.4 million pre-tax). The objectives of this restructuring plan were to consolidate operations and reduce excess space in LNL's Fort Wayne, Indiana operations. In light of the divestiture of LNL's reinsurance operations, which were headquartered in Fort Wayne, excess space and printing capacity will not be used. The restructuring plan identified the following activities and associated pre-tax costs to achieve the objectives of the plan: (1) severance and termination benefits of $0.3 million related to the elimination of 9 positions; (2) write-off of leasehold improvements of $3.2 million and (2) other costs of $20.9 million primarily related to termination of equipment leases ($1.4 million) and rent on abandoned office space ($19.5 million). In the third quarter of 2002, $1.5 million of the original charge for this plan was reversed due to LNL's purchase and ultimate sale of the vacant building on terms which were favorable to what was included in the original restructuring plan for rent on this abandoned office space. Actual pre-tax costs totaling $22.3 million have been expended and 19 positions have been eliminated under this plan through December 31, 2002. As of December 31, 2002, a balance of $0.6 million remains in the restructuring reserve for this plan. Expenditures under this restructuring plan are expected to be completed in 2004. LNL estimates an annual reduction in future operating expenses of $4.6 million (pre-tax) after the plan is fully implemented.

During the second quarter of 2002, Lincoln Retirement completed a review of its entire internal information technology organization. As a result of that review, Lincoln Retirement decided in the second quarter of 2002 to reorganize its IT organization in order to better align the activities and functions conducted within its own organization and its IT service providers. This change was made in order to focus Lincoln Retirement on its goal of achieving a common administrative platform for its annuities products, to better position the organization and its service providers to respond to changing market conditions, and to reduce overall costs in response to increased competitive pressures. The restructuring plan implemented to achieve these objectives included aggregate pre-tax costs of $1.6 million, which included $1.4 million for employee severance and $0.2 million for employee outplacement relative to 49 eliminated positions. Actual pre-tax costs totaling $0.9 million have been expended and 49 positions have been eliminated under this plan through December 31, 2002. As of December 31, 2002, a balance of $0.7 million remains in the restructuring reserve for this plan. The plan is expected to be completed in the third quarter of 2003.

--------------------------------------------------------------------------------
13. Transactions with Affiliates


Cash and short-term investments at December 31, 2002 and 2001 include LNL's participation in a short-term investment pool with LNC of $257.2 million and $310.9 million, respectively. Related investment income amounted to $5.1 million, $15.1 million and $26.2 million in 2002, 2001 and 2000, respectively. Short-term debt at December 31, 2002 and 2001 of $103.7 million and $261.8 million, respectively, represents notes payable to LNC. Total interest expense for this short-term debt was $1.3 million, $2.6 million and $2.2 million in 2002, 2001 and 2000, respectively. As shown in Note 5, LNC supplied funding to LNL totaling $1.25 billion in exchange for surplus notes. The interest expense on these surplus notes was $78.0 million per year in 2002, 2001 and 2000.

Beginning in 2001, a transfer pricing arrangement was put in place between LFD and Delaware Management Holdings, Inc. ("DMH") related to the wholesaling of DMH's investment products. As a result, LNL received fees of $16.3 million and $12.7 million from DMH for transfer pricing in 2002 and 2001, respectively.

LNL paid fees of $95.3 million, $98.3 million and $105.0 million to DMH for investment management services in 2002, 2001 and 2000, respectively.

LNL provides services to and receives services from affiliated companies plus it receives an allocation of corporate overhead from LNC. This allocation is based on a calculation which utilizes income and equity of the business units. These activities with affiliated companies resulted in a net payment of $79.7 million, $65.2 million and $44.9 million in 2002, 2001 and 2000, respectively.

LNL cedes and accepts reinsurance from affiliated companies. Although no new reinsurance transactions have been executed between LNL and its affiliates since the sale of the reinsurance operations to Swiss Re, there are certain reinsurance deals between LNL and affiliates that were in place at the time of the sale and continue to be in place as of December 31, 2002. As of December 31, 2002, all of these transactions are between LNL and LNR Barbados and LNL and Lincoln Assurance Limited. As of December 31, 2001, there were also reinsurance transactions in place between LNL and Lincoln Ireland. LNC's investment in Lincoln Ireland was put to Swiss Re in May 2002. Premiums in the accompanying statements of income include premiums on insurance business accepted and exclude premiums ceded with other affiliated companies as follows:

                                       Year Ended December 31
                                        2002   2001    2000
                                       ------  ------- ------
                                          (in millions)
                                       ----------------------
                     Insurance assumed $   --. $  0.6. $ 1.2.
                     Insurance ceded..  100.4.  145.9.  98.1.

The Lincoln National Life Insurance Company

The balance sheets include reinsurance balances with affiliated companies as follows:

                                                       December 31
                                                       2002  2001
             -                                        ------ ------
                                                      (in millions)
                                                      -------------
             Future policy benefits and claims
              assumed................................ $  4.1 $  3.9
             Future policy benefits and claims ceded.  799.7  905.6
             Amounts recoverable from reinsurers on
              paid and unpaid losses.................   21.5   76.5
             Reinsurance payable on paid losses......    5.7    5.8
             Funds held under reinsurance treaties --
              net liability..........................  735.5  968.3

Substantially all reinsurance ceded to affiliated companies is with unauthorized companies. To take a reserve credit for such reinsurance, LNL holds assets from the reinsurer, including funds held under reinsurance treaties, and is the beneficiary on letters of credit aggregating $140.2 million and $528.6 million at December 31, 2002 and 2001, respectively. The letters of credit are issued by banks and represent guarantees of performance under the reinsurance agreement. At December 31, 2002 and 2001, LNC had guaranteed $140.2 million and $528.6 million, respectively, of these letters of credit. At December 31, 2001, LNL had a receivable (included in the foregoing amounts) from affiliated insurance companies in the amount of $101.6 million for statutory surplus relief received under financial reinsurance ceded agreements. As of December 31, 2002, LNL did not have any statutory surplus relief transactions with affiliates.
--------------------------------------------------------------------------------
14. Subsequent Events

In January 2003, the Life Insurance segment announced that it was realigning its operations in Hartford, Connecticut and Schaumburg, Illinois to enhance productivity, efficiency and scalability while positioning the segment for future growth. The financial impact of the realignment will result in the Life Insurance segment incurring costs of approximately $15-$17 million after-tax during 2003.

In February 2003, Lincoln Retirement announced plans to consolidate its fixed annuity operations in Schaumburg, Illinois into Fort Wayne, Indiana. Restructuring costs under the plan are expected to be $3-$5 million after-tax and are expected to be incurred in 2003.

Report of Ernst & Young LLP,
Independent Auditors

Board of Directors
The Lincoln National Life Insurance Company

We have audited the accompanying consolidated balance sheets of The Lincoln National Life Insurance Company as of December 31, 2002 and 2001, and the related consolidated statements of income, shareholder's equity and cash flows for each of the three years in the period ended December 31, 2002. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluat-ing the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of The Lincoln National Life Insurance Company at December 31, 2002 and 2001, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2002, in conformity with accounting principles generally accepted in the United States.

As discussed in Note 2 to the consolidated financial statements, in 2002 the Company changed its method of accounting for goodwill and its related amortization. As discussed in Notes 2 and 7 to the consolidated financial statements, in 2001 the Company changed its method of accounting for derivative instruments and hedging activities as well as its method of accounting for impairment of certain investments.

/s/ Ernst & Young LLP

Philadelphia, Pennsylvania
February 7, 2003

                  LINCOLN NATIONAL VARIABLE ANNUITY ACCOUNT E

                      POST-EFFECTIVE AMENDMENT ON FORM N-4

                           PART C - OTHER INFORMATION


Item 24. Financial Statements


(a) List of Financial Statements

    1. Part A. The Table of Condensed Financial Information is included in Part A of this Registration Statement.

    2. Part B. The following financial statements for the Variable Account are included in Part B of this Registration Statement:


         Statement of Assets and Liabilities -- December 31, 2002
         Statement of Operations -- Year ended December 31, 2002
         Statements of Changes in Net Assets -- Years ended December 31, 2002 and 2001

         Notes to Financial Statements
         Report of Ernst & Young LLP, Independent Auditors

    3.   Part B.
         The following consolidated financial statements for The Lincoln National Life Insurance Company are included in Part B of this Registration Statement:

         Consolidated Balance Sheets -- December 31, 2002 and 2001
         Consolidated Statements of Income -- Years ended December 31, 2002,
           2001, and 2000
         Consolidated Statements of Shareholder's Equity -- Years ended
           December 31, 2002, 2001, and 2000
         Consolidated Statements of Cash Flows -- Years ended December 31, 2002,
           2001, and 2000
         Notes to Consolidated Financial Statements
         Report of Ernst & Young LLP, Independent Auditors

(b) List of Exhibits

(1)(a) Resolutions of the Board of Directors of The Lincoln National Life Insurance Company establishing Separate Account E incorporated herein by reference to Post-Effective Amendment No. 13 (File No. 33-26032) filed on April 28, 1998.

   (b) Establishing Resolution of Segregated Investment Account incorporated herein by reference to Post-Effective Amendment No. 13 (File No. 33-26032) filed on April 28, 1998.

(2)      None.

(3)(a) Principal Underwriting Agreement among Lincoln National Pension Insurance Company and American Funds Distributors, Inc. incorporated herein by reference to Post-Effective Amendment No. 13 (File No. 33-26032)filed on April 28, 1998.

   (b) Amendment to Principal Underwriting Agreement incorporated herein by reference to Post-Effective Amendment No. 13 (File No. 33-26032) filed on April 28, 1998.

   (c) Selling Group Agreement incorporated herein by reference to Post-Effective Amendment No. 11 (File No. 33-27783) filed on March 27, 1998.

   (d) Amendment dated September 1999 to Selling Group Agreement incorporated herein by reference to Post-Effective Amendment No. 3 (File No. 333-63505) filed on March 28, 2000.

   (e) Amendment dated February 2000 to Selling Group Agreement incorporated herein by reference to Post-Effective Amendment No. 3 (File No. 333-63505) filed on March 28, 2000.

(4)(a) Variable Annuity Contract incorporated herein by reference to Post-Effective Amendment No. 13 (File No. 33-26032) filed on April 28, 1998.

   (b) Form of Rider to Variable Annuity Contract incorporated herein by reference to Post-Effective Amendment No. 10 (File No. 33-27783) filed on March 31, 1997.

   (c) Amendment No. 1 to Variable Annuity Contract incorporated herein by reference to Post-Effective Amendment No. 15 (File No. 33-26032) filed on April 11, 2000.

   (d) Amendment No. 2 to Variable Annuity Contract incorporated herein by reference to Post-Effective Amendment No. 15 (File No. 33-26032) filed on April 11, 2000.

   (e) Amendment No. 3 to Variable Annuity Contract incorporated herein by reference to Post-Effective Amendment No. 15 (File No. 33-26032) filed on April 11, 2000.

   (f) Variable Annuity Income Rider I4L Q incorporated herein by reference to Post-Effective Amendment No. 17 (File No. 33-26032) filed on April 16, 2002.

   (g) Variable Annuity Income Rider I4L NQ incorporated herein by reference to Post-Effective Amendment No. 17 (File No. 33-26032) filed on April 16, 2002.

   (h) Bonus Rider incorporated herein by reference to Post-Effective Amendment No. 16 (File No. 33-26032) filed on April 11, 2001.

   (i) EGMDB Rider incorporated herein by reference to Post-Effective Amendment No. 16 (File No. 33-26032) filed on April 11, 2001.

   (j) EEB Rider incorporated herein by reference to Post-Effective Amendment No. 16 (File No. 33-26032) filed on April 11, 2001.


   (k) Variable Annuity Income Rider (I4LA-NQ) incorporated herein by reference to Post-Effective Amendment No. 18 (File No. 33-26032) filed on October 11, 2002.

   (l) Variable Annuity Income Rider (14LA-Q) incorporated herein by reference to Post-Effective Amendment No. 18 (File No. 33-26032) filed on October 11, 2002.

   (m)   IRA Contract Amendment (28877-E)

   (n)   Roth IRA Endorsement

   (o)   Contract Benefit Data (I4L-CB)

   (p)   Contract Benefit Data (I4L-CB-PR)

   (q)   Variable Annuity Income Rider (14LA-NQ)

   (r)   Variable Annuity Income Rider (14LA-Q-PR)

   (s)   Variable Annuity Income Rider (14LA-NQ-PR)

   (t)   Section 403(b) Annuity Endorsement


(5) Application incorporated herein by reference to Post-Effective Amendment No. 13 (File No. 33-26032) filed on April 28, 1998.

(6)(a) Articles of Incorporation of The Lincoln National Life Insurance Company are incorporated herein by reference to Post-Effective Amendment No. 1 (File No. 333-40937) filed on November 9, 1998.

  (b) By-laws of The Lincoln National Life Insurance Company are incorporated herein by reference to Post-Effective Amendment No. 1 (File No. 333-40937) filed on November 9, 1998.

(7)      Not applicable.

(8)(a) Services Agreement between Delaware Management Holdings, Inc., Delaware Service Company, Inc. and Lincoln National Life Insurance Company is incorporated herein by reference to the Registration Statement on Form N1-A, Amendment No. 21 (File No. 2-80741) filed on April 10, 2000.

   (b) Participation Agreement incorporated herein by reference to Post-Effective Amendment No. 13 (File No. 33-26032) filed on April 28, 1998.

   (c) Amendment dated January 3, 2001 to Service Agreement between Delaware Management Holdings, Inc., Delaware Service Company, Inc. and The Lincoln National Life Insurance Company is incorporated herein by reference to Post-Effective Amendment No. 6 (File No. 333-18419) filed on April 9, 2002.

(9) Consent and Opinion of Jeremy Sachs, Senior Counsel of The Lincoln National Life Insurance Company, as to the legality of securities being issued incorporated herein by reference to Post-Effective Amendment
         No. 12 (File No. 33-26032) filed on April 22, 1997.

(10)     Consent of Ernst & Young LLP, Independent Auditors.

(11)     Not applicable

(12)     Not applicable

(13)     Not applicable

(14)     Not Applicable



(15)     Organizational Chart of the Lincoln National Insurance Holding
         Company System

(16)     Powers of Attorney

Item 25.
                    DIRECTORS AND OFFICERS OF THE DEPOSITOR

Name                  Positions and Offices with LNL
----                  ------------------------------

Jon A. Boscia**                President and Director


Lorry J. Stensrud*             Chief Executive Officer of Lincoln Retirement,
                               Executive Vice President, and Director


John H. Gotta***               Chief Executive Officer of Life Insurance,
                               Executive Vice President, and Director

Gary W. Parker***              Senior Vice President

Cynthia A. Rose*               Secretary and Assistant Vice President

Janet Chrzan*                  Senior Vice President, Chief Financial Officer
                               and Director

Eldon J. Summers*              Second Vice President and Treasurer

Richard C. Vaughan**           Director

Elizabeth Frederick*           Senior Vice President and General Counsel

Bradley R. Skarie              Acting Director of Annuities Compliance


Christine Frederick***         Director of Life Compliance

See Yeng Quek****              Chief Investment Officer and Director

Barbara S. Kowalczyk**         Director


Jude T. Driscoll****           Director

*Principal business address is 1300 South Clinton Street, Fort Wayne, Indiana 46802
**Principal business address is Center Square West Tower, 1500 Market Street - Suite 3900, Philadelphia, PA 19102-2112


***Principal business address is 350 Church Street, Hartford, CT 06103 ****Principal business address is One Commerce Square, 2005 Market Street, 39th Floor, Philadelphia, PA 19103-3682

Item 26.

                 PERSONS CONTROLLED BY OR UNDER COMMON CONTROL
                        WITH THE DEPOSITOR OR REGISTRANT

  See Exhibit 15: Organizational Chart of the Lincoln National Insurance Holding Company System

Item 27.
                            NUMBER OF CONTRACTOWNERS




  As of February 28, 2003, there were 9,194 contractowners under Account E.



Item 28.  Indemnification

(a)  Brief description of indemnification provisions.

     In general, Article VIII of the By-Laws of Lincoln National Pension Insurance Company (LNP) provides that LNP will indemnify certain persons against expenses, judgments and certain other specified costs incurred by any such person if he/she is made a party or is threatened to be made a party to a suit or proceeding because he/she was a director, officer, or employee of LNP, as long as he/she acted in good faith and in a manner he/she reasonably believed to be in the best interests of, or not opposed to the best interests of, LNP. Certain additional conditions apply to indemnification in criminal proceedings.

     In particular, separate conditions govern indemnification of directors, officer, and employees of LNP in connection with suits by, or in the rights of, LNP.

     Please refer to Article VIII of the By-Laws of LNP (Exhibit No. 6 at Item 24 [b] of this Registration Statement) for the full text of the indemnification provisions. Indemnification is permitted by, and is subject to the requirements of, Indiana law.

(b) Undertaking pursuant to Rule 484 of Regulation C under the Securities Act of 1933:

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in Item 28(a) above or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any such action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.  Principal Underwriter

     (a) American Funds Distributors, Inc., is also the Principal Underwriter of shares of: AMCAP Fund, Inc., American Balanced Fund, Inc., The American Funds Income Series, The American Funds Tax-Exempt Series I, The American Funds Tax-Exempt Series II, American High-Income Municipal Bond Fund, Inc., American High-Income Trust, American Mutual Fund, Inc., The Bond Fund of America, Inc., Capital Income Builder, Inc., Capital World Bond Fund, Inc., Capital World Growth and Income Fund, Inc., The Cash Management Trust of America, Fundamental Investors, Inc., The Growth Fund of America, Inc., The Income Fund of America, Inc., Intermediate Bond Fund of America, The Investment Company of America, Limited Term Tax-Exempt Bond Fund of America, The New Economy Fund, New Perspective Fund, Inc., New World Fund, Inc., SMALLCAP World Fund, Inc., The Tax-Exempt Bond Fund of America, Inc., The Tax-Exempt Money Fund of America, The U.S. Treasury Money Fund of America and Washington Mutual Investors Fund, Inc. Lincoln National Variable Annuity Account H and Lincoln National Flexible Premium Variable Life Accounts F, J and Y (all registered as investment companies under the 1940 Act) and Lincoln National Flexible Premium Group Variable Annuity Accounts 50, 51 and 52 are all segregated investment accounts of Lincoln Life which also invest in the series. The series also offers shares of the funds to other segregated investment accounts.



    (b)         (1)                                       (2)
        Name and Principal                      Positions and Offices
         Business Address                        with Underwriter
        ------------------                      ---------------------

        David L. Abzug                           Vice President
        P.O. Box 2248
        Agoura Hills, CA 91376

        John A. Agar                             Vice President
        P.O. Box 7326
        Little Rock, AR 72217

        Dana W. Anderson                         Regional Vice President
        200 E. Big Beaver Road
        Suite 116
        Troy, MI 48083

        Robert B. Aprison                        Vice President
        2983 Bryn Wood Drive
        Madison, WI  53711

     L  William W. Bagnard                       Vice President

        Shakeel A. Barkat                        Regional Vice President
        1249 Pine Hill Drive
        Annapolis, MD 21401

        Steven L. Barnes                         Senior Vice President
        7490 Clubhouse Road
        Suite 100
        Boulder, CO  80301

     L  Nancy J. Batlin                          Vice President

    (b)         (1)                                       (2)
        Name and Principal                      Positions and Offices
        Business Address                        with Underwriter
        ------------------                      ---------------------

     B  Carl R. Bauer                           Vice President
        Michelle A. Bergeron                    Senior Vice President
        4160 Gateswalk Drive
        Smyrna, GA 30080

        J. Walter Best, Jr.                     Regional Vice President
        9013 Brentmeade Blvd.
        Brentwood, TN 37027

        Joseph T. Blair                         Senior Vice President
        P.O. Box 3529
        148 E. Shore Avenue
        Groton Long Point, CT 06340

        John A. Blanchard                       Vice President
        576 Somerset Lane
        Northfield, IL 60093

        Ian B. Bodell                           Senior Vice President
        P.O. Box 1665
        Brentwood, TN  37024-1665

        Mick L. Brethower                       Senior Vice President
        601 E. Whitestone Blvd.
        Building 6, Suite 115
        Cedar Park, TX 78613

        C. Alan Brown                           Vice President
        4129 Laclede Avenue
        St. Louis, MO 63108

     L  Sheryl M. Burford                       Assistant Vice President

     B  J. Peter Burns                          Vice President

        Cody Callaway                           Regional Vice President
        803 South Desert Palm Place
        Broken Arrow, OK 74012

        Matthew C. Carlisle                     Regional Vice President
        4500 Fairvista Drive
        Charlotte, NC 28269

        Damian F. Carroll                       Regional Vice President
        40 Ten Acre Road
        New Britain, CT 06052

        Brian C. Casey                          Vice President
        8002 Greentree Road
        Bethesda, MD  20817

        Victor C. Cassato                       Senior Vice President
        609 W. Littleton Blvd., Suite 310
        Littleton, CO  80120

        Christopher J. Cassin                   Senior Vice President
        19 North Grant Street
        Hinsdale, IL  60521

        Denise M. Cassin                        Vice President
        1301 Stoney Creek Drive
        San Ramon, CA  94583

     L  David D. Charlton                       Senior Vice President

     L  Larry P. Clemmensen                     Director

     L  Kevin G. Clifford                       Director, President and
                                                Co-Chief Executive Officer

     H  Cheri Coleman                           Vice President

        Ruth M. Collier                         Senior Vice President
        106 Central Park South, #10K
        New York, NY 10019

    (b)         (1)                                       (2)
        Name and Principal                      Positions and Offices
        Business Address                        with Underwriter
        ------------------                      ---------------------

     S  David Coolbaugh                         Vice President

        Carlo O. Cordasco                       Regional Vice President
        101 Five Forks Lane
        Hampton, VA 23669

     B  Josie Cortez                            Assistant Vice President

        Thomas E. Cournoyer                     Vice President
        2333 Granada Boulevard
        Coral Gables, FL 33134

     L  Michael D. Cravotta                     Assistant Vice President

        Joseph G. Cronin                        Regional Vice President
        1281 Fiore Drive
        Lake Forest, IL 60045

        William F. Daugherty                    Regional Vice President
        1213 Redwood Hills Circle
        Carlisle, PA 17013

        Guy E. Decker                           Regional Vice President
        2990 Topaz Lane
        Carmel, IN 46032

        Daniel J. Delianedis                    Vice President
        Edina Executive Plaza
        5200 Willson Road, Suite 150
        Edina, MN 55424

        James A. DePerno, Jr.                   Regional Vice President
        91 Church Street
        East Aurora, NY 14052

     L  Bruce L. DePriester                     Senior Vice President,
                                                Treasurer and Controller

     L  Dianne M. Dexter                        Assistant Vice President

        Thomas J. Dickson                       Regional Vice President
        108 Wilmington Court
        Southlake, TX 76092

        Michael A. DiLella                      Vice President
        P.O.Box 661
        Ramsey, NJ 07446

        G. Michael Dill                         Senior Vice President
        505 E. Main Street
        Jenks, OK 74037

        Kirk D. Dodge                           Senior Vice President
        2627 Mission Street
        San Marino, CA 91108

        Peter J. Doran                          Director, Executive Vice
        100 Merrick Road, Suite 216W            President
        Rockville Centre, NY 11570

     L  Michael J. Downer                       Secretary

        Michael J. Dullaghan                    Regional Vice President
        5040 Plantation Grove Lane
        Roanoke, VA 24012

     S  J. Steven Duncan                        Senior Vice President

        Robert W. Durbin                        Vice President
        74 Sunny Lane
        Tiffin, OH 44883

     I  Lloyd G. Edwards                        Senior Vice President

        Timothy L. Ellis                        Regional Vice President
        1441 Canton Mart Road, Suite 9
        Jackson, MS 39211

        John R. Fodor                           Senior Vice President
        15 Latisquama Road
        Southborough, MA 01772

     L  Charles L. Freadhoff                    Vice President

 (b)         (1)                                          (2)

        Name and Principal                        Positions and Offices
         Business Address                            with Underwriter
        ------------------                        ---------------------

        Daniel B. Frick                          Regional Vice President
        845 Western Avenue
        Glen Ellyn, IL 60137

        Clyde E. Gardner                         Senior Vice President
        Route 2, Box 3162
        Osage Beach, MO  65065

  L     Linda S. Gardner                         Vice President

  B     Lori Giacomini                           Assistant Vice President

  B     Evelyn K. Glassford                      Vice President

        Jack E. Goldin                           Regional Vice President
        7995 Northwest 20th Street
        Pembroke Pines, FL 33024

        Jeffrey J. Greiner                       Vice President
        12210 Taylor Road
        Plain City, OH  43064

  L     Paul G. Haaga, Jr.                       Director

  B     Mariellen Hamann                         Vice President

        Derek S. Hansen                          Regional Vice President
        13033 Ridgedale Drive, #147
        Minnetonka, MN 55305

        David E. Harper                          Senior Vice President
        150 Old Franklin School Road
        Pittstown, NJ 08867

  H     Mary Pat Harris                          Vice President

        Robert J. Hartig, Jr.                    Regional Vice President
        13563 Marjac Way
        McCordsville, IN 46055

        Steven J. Hipsley                        Regional Vice President
        44 Tyler Drive
        Saratoga Springs, NY 12866

  L     Russell K. Holliday                      Vice President

  L     Kevin B. Hughes                          Assistant Vice President

        Ronald R. Hulsey                         Senior Vice President
        6202 Llano
        Dallas, TX  75214

        Robert S. Irish                          Vice President
        1225 Vista Del Mar Drive
        Delray Beach, FL  33483

        Michael J. Johnston                      Director
        630 Fifth Avenue, 36th Floor
        New York, NY  10111

  B     Damien M. Jordan                         Senior Vice President

        John P. Keating                          Regional Vice President
        2285 Eagle Harbor Parkway
        Orange Park, FL 30073

  L     Benjamin M. Kemper                       Vice President

  L     Maria K. Khader                          Assistant Vice President

 (b)           (1)                                       (2)
        Name and Principal                       Positions and Offices
         Business Address                          with Underwriter
        ------------------                       ----------------------

        Dorothy Klock                            Vice President
        555 Madison Avenue, 29th Floor
        New York, NY 10022

  L     Edward K. Klodt                          Vice President

        Dianne L. Koske                          Assistant Vice President
        122 Clydesdale Court
        Hampton, VA 23666

  B     Elizabeth K. Koster                      Assistant Vice President

        R. Andrew LeBlanc                        Regional Vice President
        78 Eton Road
        Garden City, NY 11530

  B     Karl A. Lewis                            Vice President

        T. Blake Liberty                         Vice President
        5506 East Mineral Lane
        Littleton, CO  80122

        Mark J. Lien                             Regional Vice President
        1103 Tulip Tree Lane
        West Des Moines, IA 50266

  L     Lorin E. Liesy                           Vice President

  I     Kelle Lindenberg                         Assistant Vice President

        Louis K. Linquata                        Regional Vice President
        5214 Cass Street
        Omaha, NE 68132

  LW    Robert W. Lovelace                       Director

        Brendan T. Mahoney                       Regional Vice President
        29 Harvard Drive
        Sudbury, MA 01776

        Stephen A. Malbasa                       Director, Senior Vice President
        13405 Lake Shore Blvd.
        Cleveland, OH  44110

        Steven M. Markel                         Senior Vice President
        5241 South Race Street
        Greenwood Village, CO  80121

  L     J. Clifton Massar                        Director, Senior Vice President

  L     Christopher McCarthy                     Assistant Vice President

        James R. McCrary                         Regional Vice President
        28812 Crestridge
        Rancho Palos Verdes, CA 90275

  L     Scott F. McIntyre                        Senior Vice President

  S     John V. McLaughlin                       Senior Vice President

  L     Dan R. McMaster                          Assistant Vice President

        Terry W. McNabb                          Vice President
        2002 Barrett Station Road
        St. Louis, MO 63131

        Scott M. Meade                           Regional Vice President
        P.O. Box 122
        Rye Beach, NH 03871

        Monty L. Moncrief                        Regional Vice President
        55 Chandler Creek Court
        The Woodlands, TX 77381

        William E. Noe                           Vice President
        304 River Oaks Road
        Brentwood, TN  37027

  L     Heidi J. Novaes                          Vice President

 (b)            (1)                                     (2)
        Name and Principal                       Positions and Offices
         Business Address                           with Underwriter
        ------------------                       ----------------------

        Peter A. Nyhus                           Vice President
        3084 Wilds Ridge Court
        Prior Lake, MN  55372

        Eric P. Olson                            Vice President
        62 Park Drive
        Glenview, IL  60025

        Jeffrey A. Olson                         Regional Vice President
        930 S. Cowley Street, #305
        Spokane, WA 99202

        W. Burke Patterson, Jr.                  Regional Vice President
        1643 Richland Avenue
        Baton Rouge, LA 70808

        Gary A. Peace                            Regional Vice President
        291 Kaanapali Drive
        Napa, CA 94558

        Samuel W. Perry                          Regional Vice President
        4340 East Indian School Road
        Suite 21
        Phoenix, AZ 85018

        David K. Petzke                          Regional Vice President
        4016 Saint Lucia Street
        Boulder, CO 80301

        Fredric Phillips                         Senior Vice President
        175 Highland Avenue, 4th Floor
        Needham, MA  02494

  B     Candance D. Pilgrim                      Assistant Vice President

        Carl S. Platou                           Vice President
        7455 80th Place, S.E.
        Mercer Island, WA  98040

        Gregory S. Porter                        Assistant Vice President
        630 Fifth Avenue, 36th Floor
        New York, NY  10111

  S     Richard P. Prior                         Vice President

        Mark S. Reischmann                       Regional Vice President
        5485 East Mineral Lane
        Centennial, CO 80122

        Steven J. Reitman                        Senior Vice President
        212 The Lane
        Hinsdale, IL  60521

        Brian A. Roberts                         Vice President
        418 S. Royal Street
        Alexandria, VA 22314

  L     Julie D. Roth                            Vice President

  L     James F. Rothenberg                      Director

        Romolo D. Rottura                        Regional Vice President
        441 Nicholas Drive
        Southampton, PA 18966

        Douglas F. Rowe                          Vice President
        414 Logan Ranch Road
        Georgetown, TX  78628

        Christopher S. Rowey                     Vice President
        10538 Cheviot Drive
        Los Angeles, CA  90064

 (b)           (1)                                       (2)
        Name and Principal                       Positions and Offices
         Business Address                          with Underwriter
        ------------------                       ---------------------

  H     Steve L. Rubin                           Vice President

        Dean B. Rydquist                         Senior Vice President
        1080 Bay Pointe Crossing
        Alpharetta, GA  30005

        Richard R. Samson                        Senior Vice President
        4604 Glencoe Avenue, #4
        Marina del Rey, CA  90292

        Paul V. Santoro                          Regional Vice President
        17 Willow Street
        Boston, MA 02108

        Joseph D. Scarpitti                      Vice President
        31465 St. Andrews
        Westlake, OH  44145

        Shane D. Schofield                       Regional Vice President
        201 McIver Street
        Greenville, SC 29601

  S     Sherrie L. Senft                         Vice President

  L     R. Michael Shanahan                      Director

  L     Michael J. Sheldon                       Assistant Vice President

        Daniel S. Shore                          Regional Vice President
        1715 North Vine Street
        Chicago, IL 60614

        Brad Short                               Regional Vice President
        1601 Seal Way
        Seal Beach, CA 90740

        David W. Short                           Chairman of the Board and
        1000 RIDC Plaza, Suite 212               Co-Chief Executive Officer
        Pittsburgh, PA 15238

        William P. Simon, Jr.                    Senior Vice President
        P.O. Box 426
        Devon, PA 19333

  L     Connie F. Sjursen                        Vice President

        Jerry L. Slater                          Regional Vice President
        1820 38th Avenue E.
        Seattle, WA 98112

        Rodney G. Smith                          Senior Vice President
        Dallas, TX 75252

        Anthony L. Soave                         Regional Vice President
        3780 Fox Glove Court NE
        Grand Rapids, MI 49525

  L     Therese L. Soullier                      Vice President

        Nicholas D. Spadaccini                   Vice President
        855 Markley Woods Way
        Cincinnati, OH  45230

  L     Kristen J. Spazafumo                     Assistant Vice President

        Daniel S. Spradling                      Senior Vice President
        181 Second Avenue
        Suite 228
        San Mateo, CA  94401

  B     Raymond Stein                            Assistant Vice President

  LW    Eric H. Stern                            Director

        Brad Stillwagon                          Regional Vice President
        2438 Broadmeade Road
        Louisville, KY 40205

  B     Max D. Stites                            Vice President

  L     David K. Stone                           Assistant Vice President

        Thomas A. Stout                          Vice President
        1004 Ditchley Road
        Virginia Beach, VA 23451

        Craig R. Strauser                        Vice President
        3 Dover Way
        Lake Oswego, OR  97034

 (b)           (1)                                       (2)
        Name and Principal                       Positions and Offices
         Business Address                          with Underwriter
        ------------------                       ---------------------

        Francis N. Strazzeri                     Senior Vice President
        3021 Kensington Trace
        Tarpon Springs, FL 34689

  L     Lisa F. Swaiman                          Senior Vice President

  L     Libby J. Syth                            Assistant Vice President

  L     Drew W. Taylor                           Assistant Vice President

        Gary J. Thoma                            Regional Vice President
        401 Desnoyer
        Kaukauna, WI 54130

        Cynthia M. Thompson                      Regional Vice President
        4 Franklin Way
        Ladera Ranch, CA 92694

  L     James P. Toomey                          Vice President

  I     Christopher E. Trede                     Vice President

        George F. Truesdail                      Senior Vice President
        400 Abbotsford Court
        Charlotte, NC  28270

        Scott W. Ursin-Smith                     Vice President
        60 Reedland Woods Way
        Tiburon, CA  94920

        J. David Viale                           Regional Vice President
        39 Old Course Drive
        Newport Beach, CA 92660

  L     Patricia A. Vogt                         Assistant Vice President

        Gerald J. Voss                           Regional Vice President
        The Pines at Four Hills
        3900 S. Southeastern Ave., #304
        Sioux Falls, SD 57103

  L     Wendy A. Wainwright                      Assistant Vice President

 (b)            (1)                                        (2)
          Name and Principal                      Positions and Offices
           Business Address                          with Underwriter
          ------------------                      ---------------------

        Thomas E. Warren                         Vice President
        4171 Roberts Point Circle
        Sarasota, FL  34242

  L     Debbie L. Wasilak                        Assistant Vice President

  L     J. Kelly Webb                            Senior Vice President

        Gregory J. Weimer                        Vice President
        206 Hardwood Drive
        Venetia, PA  15367

  B     Timothy W. Weiss                         Director

  SF    Gregory W. Wendt                         Director

        George J. Wenzel                         Regional Vice President
        251 Barden Road
        Bloomfield Hills, MI 48304

  H     J. D. Wiedmaier                          Assistant Vice President

  SF    N. Dexter Williams, Jr.                  Senior Vice President

        Andrew L. Wilson                         Regional Vice President
        11163 Rich Meadow Drive
        Great Falls, VA 22066

        Timothy J. Wilson                        Vice President
        113 Farmview Place
        Venetia, PA  15367

  B     Laura L. Wimberly                        Vice President

  H     Marshall D. Wingo                        Director, Senior Vice President

  L     Robert L. Winston                        Director, Senior Vice President

        Kurt A. Wuestenberg                      Regional Vice President
        975 Arboretum Drive
        Saline, MI 48176

        Jason P. Young                           Regional Vice President
        11141 Whitetail Lane
        Olathe, KS 66061



   (b)             (1)                            (2)

            Name and Principal            Positions and Offices
             Business Address               with Underwriter
            ------------------            ---------------------
            William R. Yost               Senior Vice President
            9320 Overlook Trail
            Eden Prairie, MN  55347

            Jonathan A. Young             Regional Vice President
            329 Downing Drive
            Chesapeake, VA 23322

            Scott D. Zambon               Regional Vice President
            2178 Piper Lane
            Tustin Ranch, CA 92782

----------
L    Business Address, 333 South Hope Street, Los Angeles, CA 90071
LW Business Address, 11100 Santa Monica Boulevard, 15th Floor, Los Angeles, CA 90025
B    Business Address, 135 South State College Boulevard, Brea, CA 92821
S    Business Address, 3500 Wiseman Boulevard, San Antonio, TX 78251
SF Business Address, One Market, Steuart Tower, Suite 1800, San Francisco, CA 94105-1016
H    Business Address, 5300 Robin Hood Road, Norfolk, VA 23513
I    Business Address, 8332 Woodfield Crossing Blvd., Indianapolis, IN 46240

     (c)    NA

Item 30.  Location of Accounts and Records

     All accounts, books, and other documents, except accounting records, required to be maintained by Section 31a of the 1940 Act and the Rules promulgated thereunder are maintained by The Lincoln National Life Insurance Company ("Lincoln Life"), 1300 S. Clinton Street, Fort Wayne, Indiana 46802. The accounting records are maintained by Delaware Management Company, One Commerce Square, 2005 Market Street, Philadelphia, Pennsylvania 19103.

Item 31. Management Services

     Not Applicable.

50

Item 32. Undertakings
---------------------

     (a) Registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

     (b) Registrant undertakes that it will include either (1) as part of any application to purchase a Certificate or an Individual Contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

     (c) Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request to Lincoln Life at the address or phone number listed in the Prospectus.

     (d) Lincoln National Life Insurance Company hereby represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Lincoln National Life Insurance Company.

Item 33. ( Additional Item) - Undertaking Concerning the Texas Optional Retirement Program

     Refer to the initial Registration Statement.

Item 34. (Additional Item) - Undertaking Concerning Withdrawal Restrictions on IRC Section 403(b) Plan Participants

     Refer to initial Registration Statement.
51

                                   SIGNATURES

(a) As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Post-Effective Amendment No. 19 to the Registration Statement to be signed on its behalf, in the City of Fort Wayne, and State of Indiana on this 9th day of April, 2003.

                            LINCOLN NATIONAL VARIABLE ANNUITY ACCOUNT E
                            (Registrant)
                            American Legacy

                            By: /s/ Ronald L. Stopher
                                -------------------------------------------
                                Ronald L. Stopher
                                Vice President, The Lincoln National Life
                                Insurance Company

                            THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
                            (Depositor)

                            By: /s/ Rise' C. M. Taylor
                                -------------------------------------------
                                Rise' C. M. Taylor
                                (Signature-Officer of Depositor)
                                Vice President, The Lincoln National Life
                                Insurance Company
                                (Title)

(b) As required by the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons in their capacities indicated on April 9, 2003.

Signature                               Title
---------                               -----

*
----------------------------------      President and Director
Jon A. Boscia                           (Principal Executive Officer)

*
-----------------------------------     Executive Vice President,
Lorry J. Stensrud                       Chief Executive Officer of
                                        Lincoln Retirement, and Director

*
-----------------------------------     Senior Vice President, Chief
Janet Chrzan                            Financial Officer and Director
                                        (Principal Accounting Officer and
                                        Principal Financial Officer)

*
----------------------------------      Director
Barbara S. Kowalczyk

*
-----------------------------------     Executive Vice President,
John H. Gotta                           Chief Executive Officer of
                                        Life Insurance, and Director

*
-----------------------------------     Director
Richard C. Vaughan

*
-----------------------------------     Director
Jude T. Driscoll

*
-----------------------------------     Chief Investment Officer and Director
See Yeng Quek

*By /s/ Rise' C. M. Taylor              Pursuant to a Power of Attorney
    -------------------------------
    Rise' C. M. Taylor